UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-07254

Johnson Mutual Funds Trust
(Exact name of registrant as specified in charter)

3777 West Fork Road, Cincinnati, Ohio 45247
(Address of principal executive offices)  (Zip code)

Marc E. Figgins, CFO, 3777 West Fork Road, Cincinnati, Ohio 45247
(Name and address of agent for service)

Registrant's telephone number, including area code (513) 661-3100

Date of fiscal year end: 12/31

Date of reporting period: 6/30/07

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT	JUNE 30, 2007 - UNAUDITED

t	Johnson Equity Income Fund

t	Johnson Growth Fund

t	Johnson Dynamic Growth Fund

t	Johnson Disciplined Large-Cap Fund (formerly the Disciplined Large Company Fund)

t	Johnson Disciplined Mid-Cap Fund (formerly the Opportunity Fund)

t	Johnson Disciplined Small-Cap Fund (formerly the Disciplined Small Company Fund)

t	Johnson Realty Fund

t	Johnson Fixed Income Fund

t	Johnson Municipal Income Fund

INVESTMENT ADVISER:

Johnson Investment Counsel, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
513-661-3100
800-541-0170

JOHNSON MUTUAL FUNDS	June 30, 2007 - Unaudited

Table of Contents

Our Message to You	1

Performance Review and Management Discussion
Equity Income Fund	2
Growth Fund	3
Dynamic Growth Fund	4
Disciplined Large-Cap Fund	5
Disciplined Mid-Cap Fund	6
Disciplined Small-Cap Fund	7
Realty Fund	8
Fixed Income Fund	9
Municipal Income Fund	10

Portfolio of Investments
Equity Income Fund	11
Growth Fund	12
Dynamic Growth Fund	13
Disciplined Large-Cap Fund	14
Disciplined Mid-Cap Fund	16
Disciplined Small-Cap Fund	18
Realty Fund	20
Fixed Income Fund	21
Municipal Income Fund	23
Statement of Assets and Liabilities	25
Statement of Operations	27
Statement of Change in Net Assets	29-31

Financial Highlights
Equity Income Fund	32
Growth Fund	33
Dynamic Growth Fund	34
Disciplined Large Company Fund	35
Disciplined Mid-Cap Fund	36
Disciplined Small Company Fund	37
Realty Fund	38
Fixed Income Fund	39
Municipal Income Fund	40
Notes to the Financial Statements	41-48
Disclosure of Expenses	49
Review and Renewal of Management Agreements	50
Additional Information	51
Trustees, Officers, Transfer Agent, Fund Accountant Custodian,
Auditors, Legal Counsel	Back Page

OUR MESSAGE TO YOU

August 15, 2007

Dear Shareholder:

We are pleased to present you with the Johnson Mutual Funds’ June 30, 2007 Semi-Annual Report. On the following pages, we have provided commentary on the performance of each of the Funds for the first six months of the year as well as the relative performance compared to an appropriate index. The remainder of the report provides the holdings of each Johnson Mutual Fund as well as other financial data and notes.

The equity markets for 2007 have been a roller coaster ride. Equity indices hit record highs as investors enjoyed double digit returns through mid-July. However, most of those gains have been given back as volatility has returned to the market. Year to date through August 15th, the double digit returns that the Dow had witnessed in July had dropped to 4.66%. The Standard & Poor’s 500 Index (S&P), a broader measure, returned just 0.33% through August 15th. The Lehman Intermediate Term Government/Credit Index was up 2.94% through August 15th as the fixed income markets witnessed rising credit and economic concerns. Real Estate Investment Trusts (REITS) finally cooled off, with the National Association of Real Estate Investment Trusts Index (NAREIT) falling 15.33% year to date through August 15.

Concerns about credit have received much attention in the fixed income markets. There has been much publicity in recent media regarding the subprime mortgage market as borrowers with poor credit default on their home loans. This situation spread globally the past eight weeks, which reduced the liquidity for fixed income instruments. To promote restoration of orderly conditions in the financial markets, the Fed has temporarily injected liquidity into the banking system and lowered certain interest rates. These moves have provided some near term stability to the financial markets.

The Fed’s July report on economic activity suggested mixed economic indicators. The overall economy has grown at a moderate pace as international growth has helped to support employment and net exports. The economy has been affected by a weak housing market. The downturn in the economy that became apparent last year caused many economists to think that the economy would suffer. However, consumers continued to spend as the stock market enjoyed record levels through July, which contributed to the strong consumer spending. The recent downturns in the markets and the housing weakness have caused pressure on consumer’s asset growth, which could make the economy vulnerable to recession. Another factor that has put inflationary pressure on the economy is energy, as oil has fluctuated around $70 a barrel once again. The high energy costs causes consumer spending to be diverted from discretionary types of goods.

Although unsettling, we believe that the recent fluctuations in the market are not that unusual. Investors with high quality, diversified portfolios are still positioned for long-term capital growth. Even though the stock market is basically unchanged from its peak 7 1 / 2 years ago, we believe it is completing the digestion of the 1990’s excesses as stock valuations have improved considerably.

Thank you for your continued confidence by selecting Johnson Mutual Funds to serve your financial needs. As always, please feel free to call us at (513) 661-3100 or (800) 541-0170 with your comments or questions.

Sincerely,

Timothy E. Johnson, President Johnson Mutual Funds

JOHNSON EQUITY INCOME FUND	Performance Review - June 30, 2007 - Unaudited

Through June 30, 2007, the Johnson Equity Income Fund had a total return of 7.20%. This compares favorably to the Standard & Poor’s 500 Index return of 6.96%, and is comparable to its peers in the Lipper Equity Income Index, which returned 7.52%. The Lipper Equity Income Index is an index consisting of the thirty largest equity income-oriented mutual funds.

Despite turmoil in the credit markets, global economic growth continued to power ahead. Central banks across the globe (ex-U.S.) continued to see the need to raise short-term interest rates due to increased inflation concerns caused by the robust economy. However, the U.S. economy is currently experiencing sub-par growth compared to the rest of the world as higher energy and food costs and a housing recession have offset strong employment and wage growth for domestic consumers. A dichotomy in the U.S. economy seems to have emerged as those areas tied to international markets and capital equipment spending are experiencing strength while those areas of the economy tied to the domestic consumer have been a headwind to growth. Interestingly, this has translated into stock price performance as those sectors within the S&P 500 Index that benefit from capital equipment and resource production outperformed the index while consumer-related sectors underperformed.

The Fund’s best performing stocks were again found across a broad number of sectors as fifteen stocks had total returns for the first half of the year of 10% or greater, with at least one of these stocks coming from each of the ten sectors. We sold five stocks in the first half of the year, including WellPoint, Kimberly-Clark, PPL, FPL Group, and Home Depot. Kimberly-Clark, PPL, and FPL Group were sold on valuation concerns as these stocks had exceeded our price targets; WellPoint was sold due to concerns related to management turnover; and Home Depot was sold early in the year over concerns related to the housing market and an expected slowdown in consumer spending. Four new stocks were added to the portfolio in the first half of the year, including Kraft Foods, Staples, United Parcel Service, and Exelon. Stock price weakness in Kraft related to Altria selling its remaining majority stake in the company, combined with our expectation for sales growth and margin improvement by the company, underpin our investment thesis for Kraft; Staples and United Parcel Service sold off due to growth concerns related to economic weakness, providing us opportunities to purchase high quality businesses at attractive prices; and Exelon sold off with the rest of the Utility sector upon the rise in Treasury yields providing us an opportunity to buy a quality utility company that will benefit from the growing momentum in Congress to regulate carbon emissions.

Given the potential storm clouds on the horizon related to credit tightening, less liquidity, and a U.S. housing recession, we have started to position the Fund more defensively with a focus on companies with sustainable growth, always with an eye on valuation and downside protection.

The Johnson Equity Income Fund primarily invests in a diversified portfolio consisting mainly of common stocks of high-quality large-sized companies. The Fund is suited for the conservative equity investor who is unwilling to accept full market risk. The Fund is managed to have lower volatility than the Standard & Poor’s 500 Index. We seek to achieve this by investing in solid business franchises that currently pay, or have the ability to pay, above average dividend yields and which trade at attractive valuations. The Fund generally will have a lower valuation and standard deviation than the overall market and a higher dividend yield. The Fund has a total return focus seeking above-average dividend income plus long-term capital appreciation.

Average Annual Total Returns As of June 30, 2007
	Equity	S&P 500
	Income Fund	Index
Six Months	7.20%	6.96%
One Year	20.19%	20.59%
Since Inception	16.74%	14.70%

Holdings Table
Percentage
Equity Type	of Net Assets
Financial Services	19.5%
Industrials	16.0%
Consumer Staples	15.0%
Healthcare	13.7%
Energy	10.3%
Information Technology	8.2%
Consumer Discretionary	7.8%
Utilities	4.0%
Materials	2.0%
Telecomm Services	1.8%
Cash/Other Assets	1.7%

Above average dividend income and long-term capital growth is the objective of the Johnson Equity Income Fund and the primary assets are stocks of large-sized U.S. companies. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is the established benchmark. A shareholder cannot invest directly in the S&P 500 Index. Six month returns are not annualized. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON GROWTH FUND	Performance Review - June 30, 2007 - Unaudited

Through June 30, 2007, the Johnson Growth Fund returned 6.64% compared to a return of 6.96% for the Standard & Poor’s 500 over the same time period. For the first five months of the year, the Fund’s performance suffered by having little ownership of companies that were expected to be beneficiaries of the leveraged buyout (LBO) boom that was being driven by low interest rates and record high levels of liquidity. When the problems in the sub-prime mortgage markets surfaced in late May, concerns over credit losses spread to the High Yield bond market. When that occurred, many of the companies that were thought to be LBO candidates just a few months ago saw poor stock performance in June. The ensuing “move to quality” has very recently helped Fund performance and we expect this trend to continue.

In light of higher energy prices and a weak housing market, we have been anticipating lower consumer spending and a slowdown in the U.S. economy. However, we still believe global economic growth will remain fairly robust. As such, the Fund has been limiting exposure to those market sectors and industries that are overly dependent on the domestic economy, such as consumer discretion and finance — primarily banking. Conversely, we have been increasing our holdings in those sectors that benefit from international capital spending, such as industrials and technology. These moves have helped performance in recent months. Currently, Industrials is our largest relative overweight sector vs the S&P 500, with the Fund having 17.2% of assets in the sector, versus 11.4% for the S&P 500. Financial Services is the largest relative underweight sector, with the Fund having 16.3% of assets in Financial Services 20.8% for the S&P 500.

The best performance for the Fund has come from the Materials, Technology and Energy sectors. Within the Materials sector, BHP Billiton has returned 50% on the strength of higher commodity prices. While we don’t expect such out-performance to continue, we do believe the company is well positioned to benefit from the continued demand for materials needed to build out the infrastructure of developing countries. Within technology, both Nokia and Texas Instruments have gained over 30% due to strong demand for wireless phones and devices. Schlumberger has been a big winner in energy with a gain of 34% on strong demand for its energy services.

Consumer Staples has been the weakest relative performing sector for the Fund. Within this sector, we continue to favor quality, large cap, leading brand companies such as Procter and Gamble, Pepsi and Walgreens. However, all of these stocks have trailed both the market and the Consumer Staples sector so far this year. Given the stability of their earnings, the weak dollar and the potential for a consumer driven economic slowdown, we do not expect this underperformance to continue.

Given our outlook for a slowing U.S. economy, we believe high quality large cap stocks will perform well. Valuations are attractive and earnings growth-while slowing-continues to surprise on the upside. So far in 2007 large cap stocks have finally started to outperform small caps after six years of underperformance. We will continue to own those businesses that have attractive prospects for sustainable growth in revenues, earnings and cash flow.

Average Annual Total Returns As of June 30, 2007
	Growth	S&P 500
	Fund	Index
Six Months	6.64%	6.96%
One Year	17.25%	20.59%
Three Years	9.88%	11.68%
Five Years	8.23%	10.69%
Ten Years	4.25%	7.12%

Holdings Table
Equity Type	Percentage of Net Assets
Industrials	17.2%
Information Technology	16.6%
Healthcare	16.3%
Financial Services	16.3%
Energy	13.7%
Consumer Discretionary	8.9%
Consumer Staples	7.7%
Materials	3.2%
Cash and Equivalents	0.1%

Long-term capital growth is the objective of the Johnson Growth Fund and the primary assets are stocks of larger-sized growth companies. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. A shareholder cannot invest directly in the Standard & Poor’s 500 Index. Six month returns are not annualized. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON DYNAMIC GROWTH FUND	Performance Review - June 30, 2007 - Unaudited

The Johnson Dynamic Growth Fund returned 6.84% through the first half of 2007 compared to a return of 8.13% for the Russell 1000 Growth Index for the same time period.

Large-cap growth stocks have started to outperform large-cap value stocks for the first time in several years as investors have been attracted to reasonable valuations and realistic earnings expectations from many of the larger capitalization growth stocks. As a comparison, the Russell 1000 Value Index has returned 6.23% so far this year. However, similar to last year, the best performing sectors within the Growth Index have been slower growth sectors such as Energy, Utilities and Materials, with gains of 22.5%, 18.0% and 17.7%, respectively. The worst performing sectors have been Consumer Discretionary, Financial Services and Healthcare, with gains of 2.9%, 4.0% and 5.2%, respectively.

The best performance for the Fund has come from the Materials, Energy and Consumer Discretionary sectors. Stock picking within all of these sectors has been very strong. Our only holding in Materials, BHP Billiton, has gained 50% this year as high commodity demand from China and other emerging economies continues to keep prices high. One of our higher growth names in Consumer Discretionary, Chipotle Mexican Grill, has also gained 50% this year as earnings have grown faster than expected. Within Energy, Schlumberger has returned 34% as high energy prices have increased demand for drilling and other related services

Our performance has lagged the benchmark due primarily to a large overweight in the Healthcare sector and poor performance from our Healthcare, Financial Services and Consumer Staples stocks. Healthcare comprises 23.7% of the portfolio compared to 16% of the Index. Within Healthcare, some of our smaller, higher growth stocks, such as Accuray and Vertex Pharmaceuticals, have detracted from performance. While these stocks have suffered in the short-term, we still like the fundamentals and growth potential of the companies. Within Financial Services, American International Group and Merrill Lynch have been laggards. However, we like the valuations and outlooks for both of these companies. Merrill Lynch has been hit particularly hard recently on the concerns over sub-prime mortgages and overall liquidity within the bond market. Within Consumer Staples we continue to favor quality, leading brand companies such as Procter and Gamble, Pepsi and Walgreens. However, all of these stocks have trailed both the market and the Consumer Staples sector so far this year. We do not expect this trend to continue.

The Fund continues to invest in companies that we feel can offer high sustainable growth in revenues and earnings. While stocks of these companies can provide very attractive long-term capital appreciation, their shares can be somewhat volatile in the short-term. We remain committed to owning these businesses for the longer-term.

Given the concerns over the mortgage markets, liquidity within the fixed income markets and the health of the consumer, we expect volatility within the markets to continue to trend higher from the record lows we have been experiencing over the last few years. We do expect growth stocks to continue to perform well due to attractive valuations and solid longer-term prospects. We will continue to invest in those businesses that we feel can offer attractive strong long-term capital appreciation potential.

Average Annual Total Returns As of June 30, 2007
	Dynamic	Russell 1000
	Growth Fund	Growth Index
Six Months	6.84%	8.13%
One Year	19.42%	19.04%
Since Inception	12.82%	11.64%

HOLDINGS TABLE
Equity Type	Percentage of Net Assets
Information technology	26.8%
Healthcare	23.7%
Industrials	12.2%
Consumer Discretionary	11.6%
Energy	9.3%
Financial Services	6.7%
Consumer Staples	6.3%
Materials	2.2%
Cash/Other Assets	1.2%

Long-term capital growth is the objective of the Johnson Dynamic Growth Fund and the primary assets are stocks of small-, mid- and large-sized U.S. companies. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Russell 1000 Growth Index is the established benchmark. A shareholder cannot invest directly in the Russell 1000 Growth Index. Six month returns are not annualized. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON DISCIPLINED LARGE-CAP FUND	Performance Review - June 30, 2007 - Unaudited
(FORMERLY JOHNSON DISCIPLINED LARGE-COMPANY FUND)

The Johnson Disciplined Large-Cap Fund had a total return of 9.33% through the first six months of 2007. This compared favorably to the S&P 500 Index’s 6.96% return.

The Fund generally invests in the stocks of companies that offer a combination of attractive earnings growth, reasonable valuation, good momentum, and improving profitability. A multi-factor, quantitative approach is used to capture these characteristics in a consistent manner. The most effective factors so far this year have been related to earnings growth expectations, and the Fund has been well positioned in this regard, with portfolio holdings, on average, exceeding earnings expectations.

Some of the top performing stocks in the Fund this year have benefited from strong global demand for manufacturing and commodities. Global infrastructure development helped drive demand for industrial products of holdings such as Cummins, up 72%, and Ingersoll-Rand, up 41%. Hard commodity companies, such as Freeport-McMoran Copper & Gold and U.S. Steel, exhibited continued strong earnings momentum that contributed to a near 50% return for each stock. Disappointing performers in the Fund included retailers OfficeMax and Circuit City, each declining 20% on weaker earnings.

As the year has progressed, economic growth has continued (albeit at a pace slower than trend) and expectations for Federal Reserve easing have been reduced. Our strategic outlook remains constructive and we continue to see opportunities to find companies with improving growth trends, strong cash flows, and attractive relative valuations. Most of the best opportunities, however, do not appear to be in the largest of the large-cap stocks, and we continue to avoid a portfolio that mimics the market-cap weighted S&P 500 Index. We have recently adjusted our factor weights to favor measures of growth, and the Fund’s largest sector concentrations are currently in the Technology and Consumer Discretionary sectors. The Fund will continue to remain true to its disciplined, quantitative approach of using multiple fundamental factors in its stock selection.

Average Annual Total Returns As of June 30, 2007
	Disciplined Large-Cap Fund	S&P 500 Index
Six Months	9.33%	6.96%
One Year	15.38%	20.59%
Since Inception	12.40%	14.70%

HOLDINGS TABLE
Equity Type	Percentage of Net Assets
Information Technology	19.1%
Financial Services	15.4%
Consumer Discretionary	15.4%
Industrials	12.7%
Energy	9.8%
Healthcare	8.8%
Materials	8.0%
Consumer Staples	4.9%
Utilities	4.3%
Cash/Other Assets	0.8%

Long-term capital growth is the objective of the Johnson Disciplined Large-Cap Fund and the primary assets are stocks of larger sized U.S. companies. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is the established benchmark. A shareholder cannot invest directly in the S&P 500 Index. Six month returns are not annualized. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON DISCIPLINED MID-CAP FUND	Performance Review - June 30, 2007 - Unaudited
(FORMERLY JOHNSON OPPORTUNITY FUND)

The Johnson Disciplined Mid-Cap Fund had a total return of 12.13% through the first six months of 2007. This exceeded the Russell Midcap Index’s 9.90% gain. Mid-cap stocks have continued to be surprisingly robust compared to larger and small capitalization stocks. Investors appreciate the combination of growth opportunities, liquidity, and track record that this slice of the market seems to offer.

The Fund generally invests in the stocks of companies that offer a combination of attractive earnings growth, reasonable valuation, good momentum, and improving profitability. A multi-factor, quantitative approach is used to capture these characteristics in a consistent manner. The most effective factors so far this year have been related to earnings growth expectations, and the Fund has been well positioned in this regard, with portfolio holdings, on average, exceeding earnings expectations.

Many of the Fund’s winners continued to come from the Energy sector. Oil & gas industry participants Global Industries, Tidewater, and Helmerich & Payne were all standout performers. Cyclical growth companies continued to benefit from favorable global economic conditions, and the Fund’s holdings in Southern Copper, Cummins Engine, MEMC Electronic Materials, and United States Steel all rose 50% or more. A notably weak performer in the first half of the year was First Marblehead, a service provider in the student loan industry that has been facing potential competitive threats to its lucrative business model. Other laggards included retailers OfficeMax and Circuit City, each declining 20% on weaker earnings. A heavier relative exposure to airline stocks also limited performance.

As the year has progressed, economic growth has continued (albeit at a pace slower than trend) and expectations for Federal Reserve easing have been reduced. Our strategic outlook remains constructive and we continue to see opportunities to find companies with improving growth trends, strong cash flows, and attractive relative valuations. We have recently adjusted our factor weights to favor measures of growth, and the Fund’s largest sector concentrations are currently in the Technology and Industrials sectors. The Fund will continue to remain true to its disciplined, quantitative approach of using multiple fundamental factors in its stock selection.

Average Annual Total Returns As of June 30, 2007
	Disciplined Mid-Cap Fund	Russell MidCap Index	S&P MidCap Index
Six Months	12.13%	9.90%	11.98%
One Year	18.98%	20.83%	18.51%
Three Years	17.01%	17.16%	15.15%
Five Years	14.63%	16.39%	14.14%
Ten Years	9.50%	11.86%	13.36%

HOLDINGS TABLE
Equity Type	Percentage of Net Assets
Industrials	18.5%
Information Technology	17.9%
Financial Services	15.2%
Energy	14.7%
Materials	9.7%
Consumer Discretionary	9.0%
Healthcare	7.0%
Utilities	3.0%
Consumer Staples	2.6%
Telecomm Services	1.9%
Cash/Other Assets	0.5%

Long-term capital growth is the objective of the Johnson Disciplined Mid-Cap Fund and the primary assets are stocks of medium sized growth companies. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Indices’ share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the indices do not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Russell MidCap Index is the established benchmark and the S&P MidCap is a supplementary benchmark. A shareholder cannot invest directly in the S&P 500 Index. Six month returns are not annualized. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON DISCIPLINED SMALL-CAP FUND	Performance Review - June 30, 2007 - Unaudited
(FORMERLY JOHNSON DISCIPLINED SMALL COMPANY FUND)

The Johnson Disciplined Small-Cap Fund had a total return of 5.54% through the first six months of 2007. This lagged the Russell 2000 Index’s 6.45% return. Small-cap stocks have continued to press to new all-time highs in 2007, assisted by economic growth, liquidity, and  mergers & acquisitions.

The Fund generally invests in the stocks of companies that offer a combination of attractive earnings growth, reasonable valuation, good momentum, and improving profitability. A multi-factor, quantitative approach is used to capture these characteristics in a consistent manner. The most effective factors so far this year have been related to earnings growth expectations, and the Fund’s relative underperformance in the  past six months can be attributed to disappointing earnings from too many of its holdings.

The composition of the Fund’s biggest laggards crossed sector lines, but shared the characteristic of deteriorating earnings expectations. Fund  holdings Rewards Network, Medifast, Building Materials Holdings Corp., Peoplesupport, The Medicines Company, and Kimball International all had negative earnings revisions that led to more than 40% stock price declines. Broad diversification helped to dilute the impact from these securities.

The top performing portfolio holding for the first six months of the year was Perini Corp., an engineering & construction company involved in casino construction and overseas military building contracts. The stock doubled in the first six months of the year, benefiting from explosive growth in its project work. Another top holding, Amkor Technology, a semiconductor manufacturer, has had strong earnings momentum and a string of positive earnings surprises. Other winners included Darling International, Smith & Wesson, and Spartan Stores.

As the year has progressed, economic growth has continued (albeit at a pace slower than trend) and expectations for Federal Reserve easing have been reduced. Our strategic outlook remains constructive and we continue to see opportunities to find companies with improving growth trends, strong cash flows, and attractive relative valuations. We have recently adjusted our factor weights to favor measures of growth, and the  Fund’s largest sector concentrations are currently in the Technology and Industrials sectors. The Fund will continue to remain true to its disciplined, quantitative approach of using multiple fundamental factors in its stock selection.

Average Annual Total Returns As of June 30, 2007
	Disciplined Small-Cap Fund	Russell 2000 Index
Six Months	5.54%	6.45%
One Year	11.99%	16.43%
Since Inception*	14.98%	16.67%

HOLDINGS TABLE
Equity Type	Percentage of Net Assets
Information Technology	31.3%
Industrials	21.9%
Consumer Discretionary	10.9%
Energy	9.6%
Financial Services	8.5%
Healthcare	7.0%
Materials	6.5%
Consumer Staples	3.8%
Cash/Other Assets	0.5%

Long-term capital growth is the objective of the Johnson Disciplined Small Company Fund and the primary assets are stocks of small-sized U.S. companies. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Russell 2000 Index is the established benchmark. A shareholder cannot invest directly in the Russell 2000 Index. Six month returns are not annualized. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON REALTY FUND	Performance Review - June 30, 2007 - Unaudited

The Johnson Realty Fund posted a rate of return of -6.96% for the period ended June 30, 2007 compared to a return of -5.89% for the National Association of Real Estate Investment Trust Index (NAREIT Index). This marks the first time since 1999 that Real Estate Investment Trusts (REITs) have posted a negative rate of return during a reporting period.

The first half of 2007 was impacted by increased concerns over the cost of borrowing and the willingness of lenders to continue to make loans and the public market to buy debt. This was the result of the increasing level of default in the sub-prime real estate market and the general slowing of the US economy. There has been a good deal of acquisition activity in the REIT market place, highlighted by the acquisition of Equity Office Properties (EOP), the largest office REIT in the US, in the first quarter of 2007. This flurry of acquisitions potentially inflated the price of public real estate securities. Lack of public market financing has forced some of this overvaluation to be wrung out of the market. We pointed out in the year end 2006 recap, ‘‘Based purely on underlying fundamentals and an outlook for a moderating economy there is not a compelling case to be made for REITs continued out-performance. The complicating factor at this time seems to be the strong interest of private investors to take REITs private. This could provide some additional upside performance for this asset type.’’ It appears at this time the loss of that driver is triggering the current sell-off.

The Johnson Realty Fund has always emphasized quality and diversification. This approach typically leads us to own a higher percentage of the larger capitalization companies in the universe and be underweighted some of the smaller cap more speculative companies. NAREIT has an additional index which tracks the largest 50 REITs. The performance of that index was -7.06% vs our -6.96%. Our philosophical approach to managing the Realty Fund has caused some negative headwinds in the first half of 2007 as larger cap securities underperformed the broader based index. Security selection was the main contributor to our underperformance, but our property type allocation was also a slight negative contributor. REITs do however continue to possess low correlation relative to other asset classes, which provides portfolio diversification benefits. We believe that the Realty Fund’s diversified approach to the market will continue to provide investors with asset class returns.

Average Annual Total Returns As of June 30, 2007
	Realty Fund	NAREIT Index
Six Months	-6.96%	-5.89%
One Year	10.55%	12.57%
Three Years	20.03%	21.14%
Five Years	17.61%	18.63%
Since Inception*	10.82%	12.37%

HOLDINGS TABLE
Equity Type	Percentage of Net Assets
Retail	29.4%
Office and Industrial	23.4%
Apartments	19.2%
Lodging and Hotels	8.6%
Diversified	7.1%
Storage	4.8%
Healthcare	3.2%
Materials	2.9%
Financial Services	1.3%
Cash/Other Assets	0.1%

Long-term capital growth and above average income are the objectives of the Johnson Realty Fund and the primary assets are real estate related equity securities. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The NAREIT Index is the established benchmark. A shareholder cannot invest directly in the NAREIT Index. Six month returns are not annualized. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

* The date of the Fund’s inception was January 2, 1998.

JOHNSON FIXED INCOME FUND	Performance Review - June 30, 2007 - Unaudited

The Johnson Fixed Income Fund provided a 0.82% total return through the first six months of 2007 compared to 1.44% for the Lehman Intermediate Government Credit Index. The Fund’s greater interest rate sensitivity was a modest detriment to performance as interest rates increased during the first half. Short-term interest rates rose during the second quarter as expectations for Federal Reserve rate cuts waned. As data on the economy came in above expectations, the likelihood that the Federal Reserve would lower short-term interest rates diminished rapidly. While we concur the timing of a policy adjustment is delayed, we still anticipate the next move by the Federal Reserve will be to cut rates. While the economic environment has been steady, risks to the outlook are growing. We expect this will ultimately cause the Fed to ease their credit stance. As such, we anticipate that we will maintain a longer maturity structure in the Fund than the Index. We believe that this will allow us to capitalize on the additional yield afforded these slightly longer maturities as the yield curve returns to its normal slope.

Additionally, the Fund has an allocation to mortgage-backed securities. These securities lagged the market slightly as interest volatility increased amid the changing economic landscape. The mortgages within the Fund are much different than the sub-prime mortgages that are making headlines. The Fund’s mortgages are all prime, conforming mortgage loans backed by government agencies. We expect these securities to benefit from an environment that rewards high quality securities that will unfold as a result of the sub-prime mortgage crisis.

Looking forward, we anticipate a slow economy, contained inflation and somewhat diminished interest rate volatility. Therefore, portfolio yield, balanced with proper risk assessment will be of paramount importance to total returns for the remainder of the year. The Fund intends to maintain its longer-than benchmark maturity structure and emphasize quality corporate bonds, callable government agency and mortgage-backed securities to enhance yield. We believe this will enable us to maintain an optimal combination of quality and yield.

The Fixed Income Fund continues its emphasis on high quality securities. Each security in the Fund is rated investment grade by the credit rating agencies and over 95% of the assets are rated ‘‘A’’ or higher as indicated in the Quality Allocation Chart on this page. The Fund uses the lower rating received from either Standard & Poor’s or Moody’s Rating Agencies.

Average Annual Total Returns As of June 30, 2007
	Fixed Income Fund	Lehman Int. G/C Index
Six Months	0.82%	1.44%
One Year	4.95%	5.76%
Three Years	3.03%	3.43%
Five Years	3.70%	4.15%
Ten Years	4.90%	5.66%

A high level of income over the long term consistent with capital preservation is the objective of the Johnson Fixed Income Fund, and the primary assets are investment-grade government and corporate bonds. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any interest and capital gains. The Fund’s performance is after all fees, whereas the index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Lehman Intermediate Government Credit Index is the established benchmark. A shareholder cannot invest directly in the Lehman Intermediate Government Credit Index. Six month returns are not annualized. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON MUNICIPAL INCOME FUND	Performance Review - June 30, 2007 - Unaudited

The Johnson Municipal Income Fund provided a total return of 0.28% through the first six months of 2007 compared to 0.61% for the Lehman 5-Year General Obligation Municipal Bond Index. The Municipal Income Fund’s management fee and focus on high quality municipal securities detracted slightly from performance as lower quality performed surprisingly well during the first half.

The yield curve flattened slightly during the first half as intermediate maturity municipal bond yields moved up to the highest level in the past five years. With the yield curve flat by historical standards and intermediate yields at the upper end of their 5-year band, we believe an intermediate maturity, high quality municipal portfolio should provide optimal, risk adjusted return going forward.

The credit quality of the Municipal Income Fund remains very high. Over 70% of the securities in the Fund are rated AAA, the highest rating category, with approximately 90% of the assets rated in the highest two rating categories, AAA and AA. The Fund uses the lower rating received from either Standard & Poor’s or Moody’s Rating Agencies. These highly rated securities are considered to have adequate to strong protection of principal and interest payments. This will become of great importance should the economic environment weaken in the months ahead. Over 97% of the income generated by the Fund is from Ohio municipal bonds, so most of the income earned is eligible for exemption from Ohio state income tax in addition to being eligible for exemption from federal income taxes.

Average Annual Total Returns As of June 30, 2007
	Municipal Income Fund	Lehman 5 Year G.O.M.B. Index
Six Months	0.28%	0.61%
One Year	3.60%	3.83%
Three Years	2.49%	2.90%
Five Years	2.59%	3.25%
Ten Years	3.85%	4.52%

Tax-free income and capital preservation are the objectives of the Johnson Municipal Income Fund and the primary assets are intermediate term Ohio municipal bonds. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any interest and capital gains. The Fund’s performance is after all fees, whereas the index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Lehman Five Year General Obligation Municipal Bond Index is the established benchmark. A shareholder cannot invest directly in the Lehman Five Year General Obligation Municipal Bond Index. Six month returns are not annualized. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

EQUITY INCOME FUND	Portfolio of Investments as of June 30, 2007 − Unaudited

Common Stocks	Shares	Dollar Value
Materials
Air Products And Chemicals, Inc.	4,080	327,910
Total Materials: 2.0%		$327,910
Industrials
Danaher Corporation	4,575	345,413
Dover Corporation	6,475	331,196
Emerson Electric Company	6,720	314,496
General Electric Company	17,120	655,354
L-3 Communications Holdings Inc	3,530	343,787
3M Company	3,690	320,255
United Parcel Service - Class B	4,540	331,420
Total Industrials: 16.0%.		$2,641,921
Telecom Services
Verizon Communications	7,310	300,953
Total Telecom Services: 1.8%	.	$300,953
Consumer Staples
Cadbury Schweppes PLC**	6,465	351,049
Kellogg Company	6,205	321,357
Kraft Foods Inc.	10,020	353,205
Pepsico, Incorporated	4,765	309,010
Procter & Gamble Company	10,375	634,846
Wal-Mart Stores, Inc.	10,440	502,268
Total Consumer Staples: 15.0%		$2,471,735
Consumer Discretionary
Comcast Corporation Class A Special*	11,930	333,563
Nike, Incorporated, Class B	5,260	306,605
Staples, Inc.	13,250	314,423
Target Corporation	5,283	335,999
Total Consumer Discretionary: 7.8%		$1,290,590
Energy
Chesapeake Energy Corporation	4,700	162,620
ConocoPhillips	4,565	358,353
Chevron Corporation	8,235	693,716
Exxon Mobil Corporation	5,780	484,826
Total Energy: 10.3%		$1,699,515
Financial Services
AFLAC Incorporated	6,010	308,914
American International Group, Inc.	8,994	629,850
Allstate Corporation	4,985	306,627
B B & T Corporation	7,260	295,337
Bank of New York Co., Inc.	12,110	501,838
Cincinnati Financial Corporation	6,555	284,487
Citigroup, Inc.	11,579	593,887
U.S. Bancorp	9,235	304,293
Total Financial Services: 19.5%		$3,225,233
Healthcare
Bristol-Myers Squibb Company	16,445	519,004
Covance, Inc.*	2,595	177,913
GlaxoSmithKline PLC - ADR**	8,475	443,836
Johnson & Johnson	4,960	305,635
Novartis Ag-ADR**	8,760	491,173
Roche Holdings Limited - ADR**	3,615	321,012
Total Healthcare: 13.7%		$2,258,573
Information Technology
Cisco Systems, Inc.*	12,395	345,201
Microsoft Corporation	9,555	281,586
Nokia Corporation - Sponsored ADR**	12,870	361,776
Texas Instruments, Inc.	9,870	371,408
Total Information Technology: 8.2%		$1,359,971
Utilities
Dominion Resources	3,575	308,558
Exelon Corporation	4,700	341,220
Total Utilities: 4.0%		$649,778
Total Common Stocks: 98.3%		$16,226,179
(Common Stock Identified Cost $14,912,913)
Cash Equivalents
Federated U.S. Treasury Cash Reserves
Money Market Fund 3.96% yield ***		$273,204
Total Cash Equivalents: 1.7%		273,204
(Cash Equivalents Identified Cost $273,204)
Total Portfolio Value: 100.0%		$16,499,383
(Total Portfolio Identified Cost $15,186,117)
Other Assets Less Liabilities: 0.0%		$3,724
Total Net Assets: 100.0%		$16,503,107

*	Non-income producing security.

**	American Depository Receipt.

***	Variable rate security, the coupon rate shown represents the rate at June 30, 2007.

The accompanying notes are an integral part of the financial statements.

GROWTH FUND	Portfolio of Investments as of June 30, 2007 - Unaudited

Common Stocks	Shares	Dollar Value
Consumer Discretionary
Coach, Inc.*	10,270	486,695
Comcast Corporation Class A Special*	58,800	1,644,048
Staples, Inc.	63,830	1,514,686
Target Corporation	16,600	1,055,760
Total Consumer Discretionary: 8.9%		$4,701,189
Consumer Staples
Pepsico, Incorporated	15,700	1,018,145
Procter & Gamble Company	34,000	2,080,460
Walgreen Company	23,000	1,001,420
Total Consumer Staples: 7.7%		$4,100,025
Energy
Chesapeake Energy Corporation	33,800	1,169,480
Chevron Corporation	20,585	1,734,081
Nabors Industries, Incorporated*	27,600	921,288
Transocean*	11,300	1,197,574
Schlumberger LTD.	26,000	2,208,440
Total Energy: 13.7%		$7,230,863
Financial Services
AFLAC	30,190	1,551,766
American International Group, Inc.	29,725	2,081,642
Bank of New York Co., Inc.	25,000	1,036,000
Citigroup, Inc.	29,100	1,492,539
J.P. Morgan Chase & Company	30,500	1,477,725
US Bancorp	29,500	972,025
Total Financial Services: 16.3%		$8,611,697
Health Care
Covance, Inc.*	15,750	1,079,820
Gilead Sciences Inc.*	39,200	1,520,956
Hologic, Inc.*	19,000	1,050,890
Johnson & Johnson	14,900	918,138
Novartis AG- ADR**	27,200	1,525,104
Roche Holdings Limited - ADR**	17,400	1,545,120
United Healthcare Corp.	19,000	971,660
Total Health Care: 16.3%		$8,611,688
Industrials
Boeing Company	17,000	1,634,720
Danaher Corporation	21,560	1,627,780
Emerson Electric Company	44,800	2,096,640
General Electric Company	55,690	2,131,813
L-3 Communications Holdings Inc.	16,500	1,606,935
Total Industrials: 17.2%		$9,097,888
Information Technology
Akamai Technologies*	24,050	1,169,792
Autodesk, Inc.*	34,300	1,614,844
Cisco Systems, Inc.*	79,260	2,207,391
Microsoft Corporation	36,300	1,069,761
Nokia Corporation - Sponsored ADR**	56,400	1,585,404
Texas Instruments, Inc.	29,800	1,121,374
Total Information Technology: 16.6%		$8,768,566
Materials
Air Products and Chemicals, Inc.	13,700	1,101,069
BHP Billiton LTD ADR**	10,200	609,450
Total Materials: 3.2%		$1,710,519

Total Common Stocks: 99.9%		$52,832,435
(Common Stock Identified Cost $44,301,151)
Cash Equivalents
Federated U.S. Treasury Cash Reserves
Money Market Fund 3.96% yield ***		56,569
Total Cash Equivalents: 0.1%		$56,569
(Cash Equivalents Identified Cost $56,569)
Total Portfolio Value: 100.0%		$52,889,004
(Total Portfolio Identified Cost $44,357,720)
Liabilities in Excess of Other Assets: 0.0%		$1,219
Total Net Assets: 100.0%		$52,890,223

*	Non-income producing security.

**	American Depository Receipt.

***	Variable rate security, the coupon rate shown represents the rate as of June 30, 2007.

The accompanying notes are an integral part of the financial statements.

DYNAMIC GROWTH FUND	Portfolio of Investments as of June 30, 2007 - Unaudited

Common Stocks	Shares	Dollar Value
Materials
BHP Billiton Ltd ADR **	4,150	247,963
Total Materials: 2.2%		$247,963
Industrials
Boeing Company	3,360	323,098
Caterpillar Tractor Company	3,200	250,560
Dover Corporation	4,800	245,520
General Electric Company	8,480	324,614
L-3 Communications Holdings Inc	2,045	199,163
Total Industrials: 12.2%		$1,342,955
Consumer Staples
Pepsico, Incorporated	2,770	179,634
Procter & Gamble Company	5,090	311,457
Walgreen Company	4,680	203,767
Total Consumer Staples: 6.3%		$694,858
Consumer Discretionary
Children’s Place*	4,470	230,831
Comcast Corporation Class A Special*	12,407	346,900
Chipotle Mexican Grill, Inc.*	2,995	255,414
Coach, Inc.*	4,590	217,520
Dick’s Sporting Goods, Inc.*	3,875	225,409
Total Consumer Discretionary: 11.6%		$1,276,074
Energy
Core Laboratories N.V.	2,250	228,802
Nabors Industries, Incorporated*	6,290	209,960
Transocean	2,200	233,156
Schlumberger LTD	4,130	350,802
Total Energy: 9.3%		$1,022,720
Financial Services
American International Group, Inc.	3,060	214,292
Bank of New York Co., Inc.	5,105	211,551
Merrill Lynch and Company, Inc.	3,695	308,828
Total Financial Services: 6.7%		$734,671
Healthcare
Allergan, Inc.	5,370	309,527
Accuray Inc.*	8,700	192,966
Covance, Inc.*	3,141	215,347
Gilead Sciences Inc.*	10,990	426,411
Hologic, Inc.*	5,980	330,754
Novartis Ag-ADR**	5,890	330,252
Roche Holdings Limited - ADR**	4,635	411,588
United Healthcare Corp.	3,880	198,423
Vertex Pharm*	6,915	197,492
Total Healthcare: 23.7%		$2,612,760
Information Technology
Akamai Technologies*	7,120	346,317
Autodesk, Inc.*	7,510	353,571
Broadcom Corp*	7,040	205,920
Salesforce.Com, Inc.*	2,460	105,436
Cisco Systems, Inc.*	16,785	467,462
Cognizant Technology Solutions Corp.*	2,800	210,000
Divx, Inc.	12,370	185,550
Google Inc. - Class A*	455	237,829
Microsoft Corporation	6,780	199,807
Nokia Corporation ADR**	7,650	215,041
Quality Systems*	5,520	209,594
Texas Instruments, Inc.	6,200	233,306
Total Information Technology: 26.8%		$2,969,833

Total Common Stocks: 98.8%		$10,901,834
(Common Stock Identified Cost $10,149,750)
Cash Equivalents
Federated U.S. Treasury Cash Reserves
Money Market Fund 3.96% yield ***		$135,831
Total Cash Equivalents: 1.2%		135,831
Cash Equivalents Identified Cost $135,831)
Total Portfolio Value: 100.0%		$11,037,665
(Total Portfolio Identified Cost $10,285,581)
Other Assets Less Liabilities: 0.0%		$(3,757)
Total Net Assets: 100.0%		$11,033,908

*	Non-income producing security.

**	American Depository Receipt.

***	Variable rate security, the coupon rate shown represents the rate at June 30, 2007.

The accompanying notes are an integral part of the financial statements.

DISCIPLINED LARGE-CAP FUND	Portfolio of Investments as of June 30, 2007 - Unaudited

Common Stocks	Shares	Dollar Value
Materials
Alcoa, Inc.	3,000	121,590
Ashland, Incorporated	1,400	89,530
Allegheny Technologies Incorporated	1,000	104,880
Ball Corporation	2,100	111,657
Freeport McMoran Copper & Gold	2,599	215,249
Nucor Corporation	1,600	93,840
United States Steel Corporation	1,500	163,125
Total Materials: 8.0%		$899,871
Industrials
Allied Waste Industries, Inc.*	8,400	113,064
Cummins Engine, Incorporated	1,780	180,154
CSX Corporation	2,440	109,995
Eaton Corporation	1,180	109,740
Ingersoll-Rand Company	2,300	126,086
L-3 Communications Holdings Inc	1,080	105,181
Lockheed Martin Corporation	1,060	99,778
Northrop Grumman	1,390	108,239
Paccar Incorporated	1,400	121,856
Parker Hannifin Corporation	1,390	136,095
Raytheron Company	1,950	105,086
Union Pacific Corporation	910	104,787
Total Industrials: 12.7%		$1,420,061
Telecomm Services
Citizens Communications Company	5,600	85,512
Total Telecomm Services: 0.8%		$85,512
Consumer Staples
Dean Foods Company*	3,500	111,545
Kroger Company	3,700	103,896
Super Valu	2,400	111,168
Safeway Incorporated	3,200	108,896
Tyson Foods Incorporated	5,100	117,504
Total Consumer Staples: 4.9%		$553,009
Consumer Discretionary
Big Lots, Inc.*	4,800	141,216
Circuit City Stores, Incorporated	5,490	82,789
Carnival Corporation	2,090	101,929
Comcast Corporation - Class A*	3,450	97,014
Coach, Inc.*	2,100	99,519
Walt Disney Company	2,900	99,006
Goodyear Tire & Rubber Company*	3,200	111,232
Hilton Hotels Corporation	3,000	100,410
Penney, J.C. Company, Incorporated	1,290	93,370
Nordstrom, Incorporated	1,830	93,550
Kohl’s Corp*	1,400	99,442
Mattel, Incorporated	3,700	93,573
News Corporations Inc. - Class A	4,800	101,808
Office Max Incorporated	2,000	78,600
Staples, Inc.	4,400	104,412
Time Warner Inc.	4,500	94,680
Whirlpool Corporation	1,180	131,216
Total Consumer Discretionary: 15.4%		$1,723,766
Energy
BJ Services Company	3,250	92,430
Chesapeake Energy Corporation	2,900	100,340
Ensco International, Inc.	2,000	122,020
Halliburton Company	3,300	113,850
Nabors Industries, Incorporated*	2,940	98,137
Noble Corporation	1,150	112,148
National-Oilwell Varco Inc.*	1,300	135,512
Transocean*	1,100	116,578
Schlumberger Ltd.	1,240	105,326
Williams Companies Inc	3,200	101,184
Total Energy: 9.8%		$1,097,525
Financial Services
XTO Energy	1,900	114,190
ACE	1,800	112,536
Assurant, Inc.	2,000	117,840
Bank of America Corporation	3,400	166,226
Host Hotels & Resorts, Inc.	3,900	90,168
Janus Capital Group Inc.	3,980	110,803
J.P. Morgan Chase & Company	2,600	125,970
Keycorp	2,400	82,392
Lincoln National Corporation	1,400	99,330
Marshall & Ilsley Corp	1,620	77,161
Prologis Trust	2,090	118,921
PNC Financial Services Group, Inc.	1,310	93,770
Synovus Financial Corporation	2,410	73,987
The Travelers Companies, Inc.	2,100	112,350
Unumprovident Corporation	4,500	117,495
Wachovia Corporation	2,100	107,625
Total Financial Services: 15.4%		$1,720,764
Healthcare
Amerisourcebergen Corporation	2,120	104,876
Celgene Corp*	1,900	108,927
Forest Laboratories, Inc. Class A*	1,950	89,017
Humana Incorporated*	2,220	135,220
McKesson HBOC, Inc.	2,110	125,840
Medco Health Solutions, Inc.*	1,400	109,186
Mylan Laboratories, Inc.	5,900	107,321

The accompanying notes are an integral part of the financial statements.

DISCIPLINED LARGE-CAP FUND	Portfolio of Investments as of June 30, 2007 - Unaudited

Common Stocks	Shares	Dollar Value
Schering-Plough Corporartion	3,400	103,496
United HealthCare Corp	1,900	97,166
Total Healthcare: 8.8%		$981,049
Information Technology
Apple Computer, Incorporated*	1,100	134,244
ADC Telecommunications, Inc.*	6,300	115,479
Applied Materials, Incorporated	5,300	105,311
Cisco Systems, Inc.*	4,800	133,680
Cognizant Technology Solutions
Corporation*	1,200	90,000
Convergys Corporation*	4,500	109,080
DirecTV Group, Inc.*	4,100	94,751
Electronic Data Systems Corporation	4,630	128,390
Hewlett-Packard Company	2,430	108,427
Jabil Circuit, Inc.	4,560	100,639
KLA-Tencor Corporation	2,100	115,395
Molex Incorporated	2,600	78,026
Micron Technology Incorporated*	7,170	89,840
Novell Inc.*	14,000	109,060
NVIDIA Corp.*	3,200	132,192
Novellus Systems, Inc.*	3,400	96,458
Sanmina Corporation*	25,200	78,876
Solectron Corporation*	30,800	113,344
Teradyne*	5,700	100,206
Xilinx, Incorporated	3,900	104,403
Total Information Technology: 19.1%		$2,137,801
Utilities
Xerox	6,100	112,728
Constellation Energy Group	1,810	157,778
Centerpoint Energy Incorporated	6,340	110,316
Teco Energy, Incorporated	6,000	103,080
Total Utilities: 4.3%		$483,902
Total Common Stocks: 99.2%		$11,103,260
(Common Stock Identified Cost $10,128,700)
Cash Equivalents
Federated U.S. Treasury Cash Reserves
Money Market Fund 3.96% yield **		$91,875
Total Cash Equivalents: 0.8%		91,875
(Cash Equivalents Identified Cost $91,875)
Total Portfolio Value: 100.0%		$11,195,135
(Total Portfolio Identified Cost $10,220,575)
Other Assets Less Liabilities: 0.0%		$(2,485)
Total Net Assets: 100.0%		$11,192,650

*	Non-income producing security.

**	Variable rate security, the coupon rate shown represents the rate at June 30, 2007.

The accompanying notes are an integral part of the financial statements.

DISCIPLINED MID-CAP FUND	Portfolio of Investments as of June 30, 2007 - Unaudited

Common Stocks	Shares	Dollar Value
Consumer Discretionary
Brinker International, Inc.	30,750	900,052
American Eagle Outfitters	25,600	656,896
Circuit City Stores, Incorporated	32,900	496,132
Clear Channel Outdoor Holdings, Inc.*	25,800	731,172
Dick’s Sporting Goods, Inc.*	12,500	727,125
Hearst-Argyle Television, Inc.	23,900	575,990
Echostar Communications*	17,800	771,986
Office Max Incorporated	14,900	585,570
Polo Ralph Lauren Corporation	7,700	755,447
Ross Stores, Inc.	19,800	609,840
TRW Automotive Holdings Corp.*	17,500	644,525
Whirlpool Corporation	8,900	989,680
Total Consumer Discretionary: 9.0%		$8,444,415
Consumer Staples
Kroger Company	22,500	631,800
Rite Aid Corporation*	176,000	1,122,880
Smithfield Foods, Inc.*	20,700	637,353
Total Consumer Staples: 2.6%		$2,392,033
Energy
Chesapeake Energy Corporation	29,300	1,013,780
Arch Coal, Inc.	18,600	647,280
BJ Services Company	21,000	597,240
Cameron International Corporation*	18,000	1,286,460
Ensco International, Inc.	15,700	957,857
Global Industries LTD*	40,100	1,075,482
Grant Prideco Inc.*	12,900	694,407
Helmerich & Payne, Incorporated	21,400	757,988
Massey Energy Company	24,200	644,930
National-Oilwell Varco Inc.*	8,000	833,920
Patterson-Uti Energy, Inc.	20,700	542,547
Seacor Holdings Inc.*	8,900	830,904
Superior Energy Services, Inc.*	23,000	918,160
Tidewater Inc.	15,900	1,126,992
Todco*	20,000	944,200
Unit Corporation*	14,200	893,322
Total Energy: 14.7%		$13,765,469
Industrials
Armor Holdings Incorporated*	9,700	842,639
AMR Corporation*	40,400	1,064,540
Continental Airlines - Class B*	23,900	809,493
Cummins Engine, Incorporated	21,000	2,125,410
DRS Technologies Inc.	14,000	801,780
Eaton Corporation	11,100	1,032,300
Gardner Denver*	19,200	816,960
Harsco Corporation	12,700	660,400
L-3 Communications Holdings Inc	10,000	973,900
Manpower, Inc.	13,300	1,226,792
Manitowoc Company, Inc.	11,800	948,484
Oshkosh Truck Corporation	10,500	660,660
Precision Castparts Corporation	6,300	764,568
Parker Hannifin Corporation	11,000	1,077,010
Steelcase, Inc.	46,000	851,000
Trinity Industries	20,700	901,278
UAL Corporation*	25,800	1,047,222
United Rentals Incorporated*	22,600	735,404
Total Industrials: 18.5%		$17,339,840
Telecomm Services
Telephone and Data Systems, Inc.	14,300	894,751
US Cellular Corp*	9,200	828,460
Total Telecomm Services: 1.9%		$1,723,211
Materials
Ashland, Incorporated	9,300	594,735
Ball Corporation	12,800	680,576
Crown Holdings Incorporated*	28,700	716,639
Commercial Metals Company*	19,300	650,989
Huntsman Corporation	30,700	746,317
Reliance Steel & Aluminum Co.	19,100	1,074,566
Southern Copper Corporation	21,400	2,017,164
Steel Dynamics, Inc.	23,600	989,076
Titanium Metals Corporation*	19,100	609,290
United States Steel Corporation	9,000	978,750
Total Materials: 9.7%		$9,058,102
Financial Services
American Capital Strategies	20,450	869,534
Americredit Corporation*	34,125	906,019
Assurant, Inc.	11,600	683,472
Brandywine Realty Trust	19,200	548,736
First Marblehead Corporation	14,100	544,824
HCC Insurance Holdings Inc	24,375	814,369
Health Care REIT Inc.	22,300	900,028
Host Hotels & Resorts, Inc.	25,100	580,312
Intercontinental Exchange, Inc.*	5,100	754,035
Fulton Financial Corporation	29,400	423,948
Hudson City Bancorp, Inc.	60,000	733,200
Jones Lang LaSalle Incorporated	7,900	896,650
Nationwide Financial Services, Inc.	17,700	1,118,994
Philadelphia Consol*	16,300	681,340
Prologis Trust	9,500	540,550
Synovus Financial Corporation	25,700	788,990
W.R. Berkley Corporation	33,750	1,098,225
CBOT Holdings, Inc - Class A*	3,500	723,100

The accompanying notes are an integral part of the financial statements.

DISCIPLINED MID-CAP FUND	Portfolio of Investments as of June 30, 2007 - Unaudited

Common Stocks	Shares	Dollar Value
Weingarten Realty Investors	13,900	571,290
Total Financial Services: 15.2%		$14,177,616

Health Care
Amerisourcebergen Corporation	20,000	989,400
Cephalon, Inc.*	8,500	683,315
Community Health Systems Inc.*	22,700	918,215
Forest Laboratories, Inc.*	12,400	566,060
Emdeon Corporation*	64,700	906,447
Humana Incorporated*	9,800	596,918
WebMd Health Corp.*	15,900	748,413
Wellcare Health Plans Inc.*	12,500	1,131,375
Total Health Care: 7.0%		$6,540,143

Information Technology
AVX Corporation	47,200	790,128
Cognizant Technology Solutions
Corporation*	7,400	555,000
Convergys Corporation*	29,800	722,352
Dolby Laboratories Inc.*	32,900	1,164,989
Electronic Data Systems Corp	30,500	845,765
Fairchild Semiconductor International*	36,900	712,908
Harris Corporation	13,400	730,970
KLA-Tencor Corporation	12,100	664,895
Lam Research Corporation*	28,000	1,439,200
MEMC Electronic Materials Inc.*	23,800	1,454,656
Molex Incorporated	16,100	483,161
Novell Inc.*	89,400	696,426
Novellus Systems, Inc.*	23,100	655,347
Navteq	17,700	749,418
NVIDIA Corp*	21,600	892,296
Solectron Corporation*	200,000	736,000
Synopsys, Inc.	24,800	655,464
Teradyne*	47,800	840,324
Vishay Intertechnology, Incorporated*	53,000	838,460
Western Digital Corporation*	58,500	1,131,975
Total Information Technology: 17.9%		$16,759,734

Utilities
Constellation Energy Group	15,500	1,351,135
Oneok, Inc.	16,300	821,683
Sierra Pacific Resources*	37,100	651,476
Total Utilities: 3.0%		$2,824,294

Total Common Stocks: 99.5%		$93,024,857
(Common Stock Identified Cost $72,634,214)

Cash Equivalents
Federated U.S. Treasury Cash Reserves
Money Market Fund 3.96% yield **		504,985
Total Cash Equivalents: 0.5%		$504,985
(Cash Equivalents Identified Cost $504,985)

Total Portfolio Value: 100.0%		$93,528,842
(Total Portfolio Identified Cost $73,139,199)
Liabilities in Excess of Other Assets: 0.0%		$(11,535)

Total Net Assets: 100.0%		$93,518,307

*	Non-income producing security

**	Variable rate security, the coupon rate shown represents the rate as of June 30, 2007.

The accompanying notes are an integral part of the financial statements.

DISCIPLINED SMALL-CAP FUND	Portfolio of Investments as of June 30, 2007 - Unaudited

Common Stocks	Shares	Dollar Value
Materials
Brush Wellman Incorporated*	2,800	117,572
Buckeye Technologies*	6,800	105,196
Greif Brothers Corporation	1,340	79,877
Metal Management, Inc.	1,700	74,919
NN, Inc.	6,300	74,340
Polyone Corporation*	5,240	37,676
Terra Industries, Inc.*	4,700	119,474
USEC Inc.*	4,300	94,514
U.S. Concrete, Inc.	9,200	79,948
Total Materials: 6.5%		$783,516

Industrials
A. O. Smith Corporation	1,070	42,682
On Assignment, Inc.*	7,800	83,616
Barnes Group Incorporated	3,500	110,880
Accuride Corporation*	5,760	88,762
American Commercial Lines Inc.*	2,600	67,730
CBIZ, Inc.*	6,700	49,245
Diamond Management & Technology
Consultants, Inc.*	7,000	92,400
DXP Enterprises, Inc.*	2,400	102,600
Enersys*	5,100	93,330
Expressjet Hldgs*	16,610	99,328
FTD Group, Inc.	4,400	81,004
General Cable*	1,800	136,350
HEICO	2,200	92,576
Hudson Highland Grp*	4,300	91,977
Horizon Lines Inc.	2,700	88,452
Hub Group, Inc. - Class A*	2,480	87,196
Huron Consulting Group Inc.*	1,300	94,913
Liquidity Services Inc.*	5,600	105,168
Matrix Services*	4,600	114,310
Peoplesupport Inc.*	4,600	52,210
Perini Corporation*	3,000	184,590
Quality Distribution*	7,300	81,979
Republic Airways Hld*	4,950	100,732
Rush Enterprises, Inc. - Class A*	3,940	85,577
SAIA, Inc.	1,400	38,164
Skywest Inc	3,320	79,116
Technitrol Inc.	4,100	117,547
Trico Marine Services, Inc.*	2,200	89,936
US Xpress Enterprises*	5,110	94,944
Total Industrials: 21.9%		$2,647,314

Consumer Staples
Long’s Drug Store	1,280	67,226
Darling Int’l*	13,700	125,218
Imperial Sugar Company	2,680	82,517
Mannatech Incorporated	3,300	52,437
Spartan Stores, Inc.	4,200	138,222
Total Consumer Staples: 3.8%		$465,620

Consumer Discretionary
Bon Ton Stores, Inc.	1,500	60,090
Building Materials Holdings Corp	1,630	23,130
Charlotte Russe Holding Inc.*	2,100	56,427
DSW, Inc.*	1,650	57,453
Exlservice Holdings Inc.*	4,300	80,582
1-800-Flowers.com	11,500	108,445
GSI Commerce*	3,700	84,027
Gray Television, Inc.	7,600	70,452
Jakks Pacific, Inc.*	3,100	87,234
Kimball International - Class B	3,480	48,755
Maidenform Brands, Inc.*	5,200	103,272
Monaco Coach Corporation	4,900	70,315
Netflix Inc.*	3,500	67,865
Noble International, LTD.	4,100	83,804
Salem Comm*	7,700	85,393
Smith & Wesson Holding Corporation*	9,300	155,775
Spanish Broadcast System*	17,800	76,540
Total Consumer Discretionary: 10.9%		$1,319,559

Energy
Allis-Chalmers Energy Inc.*	3,900	89,661
ATP Oil & Gas Corporation*	1,800	87,552
Callon Petroleum Company*	5,900	83,603
Gulf Island Fabrication	2,000	69,400
Gulfmark Offshore, Inc.*	1,500	76,830
Gulfport Energy Corporation*	4,300	85,914
Hercules Offshore, Inc.*	2,400	77,712
Input/Output, Inc.*	5,000	78,050
Lufkin Industries	1,200	77,460
Natco Group Inc.	2,900	133,516
Oil States International, Inc.*	1,140	47,128
Parker Drilling Company*	11,250	118,575
RPC Inc.	3,450	58,788
Rosetta Resources, Inc.*	3,500	75,390
Total Energy: 9.6%		$1,159,579

Financial Services
Advanta Corp.	2,160	67,262
Argonaut Group, Inc.*	1,470	45,879
Bankunited Financial Corporation	3,080	61,816
Cousins Properties Inc. REIT	2,700	78,327
Crawford and Company - Class B	13,300	89,908
Delphi Financial Group, Inc.	1,155	48,302
Irwin Financial	5,700	85,329
The accompanying notes are an integral part of the financial statements.

DISCIPLINED SMALL-CAP FUND	Portfolio of Investments as of June 30, 2007 - Unaudited

Common Stocks	Shares	Dollar Value
James River Group Inc.	2,300	76,429
MCG Capital	3,800	60,876
Tower Group, Inc.	2,690	85,811
Universal American Financial*	3,200	68,096
Universal Health Rlty	2,500	83,250
Vineyard National Bancorp Company	1,890	43,413
Wilshire Bancorp, Inc.	3,520	42,874
Winston Hotels, Inc.	6,290	94,350
Total Financial Services: 8.5%		$1,031,922

Healthcare
American Oriental Bioengineering, Inc.*	8,200	72,980
Bruker Biosciences*	7,600	68,476
Conceptus Inc.*	4,100	79,417
Digene*	1,800	108,090
Gentiva Health Svcs*	2,900	58,174
K-V Pharmaceutical Company -
Class A*	3,400	92,616
LHC Group	2,900	75,980
Medicines Company	3,100	54,622
Palomar Medical Technologies, Inc.*	1,800	62,478
Sun Healthcare Group, Inc.*	6,900	99,981
West Pharmaceutical Services, Inc.	1,650	77,797
Total Healthcare: 7.0%		$850,611

Information Technology
Axcelis Technologies Inc.*	10,800	70,092
Acacia Research-Acacia Technologies*	5,800	93,728
Advanced Energy Industries, Inc.*	5,100	115,566
Amkor Technology*	9,900	155,925
Anadigics, Inc.*	9,400	129,626
Atheros Communications*	3,400	104,856
Avanex Corp	37,800	68,040
Brooks Automation, Inc.	4,600	83,490
C-Cor Inc.	6,100	85,766
Comtech Group Inc.*	5,000	82,550
3 Com Corp*	19,200	79,296
Cybersource Corporation*	6,200	74,772
Houston Wire & Cable Company*	4,500	127,845
Knoll, Inc.	3,500	78,400
Interdigital Communications Corp*	2,050	65,949
Internap Network Services Corp*	5,410	78,012
Intevac, Inc.*	3,650	77,599
Interwoven*	7,800	109,512
Kulicke & Soffa Industries, Inc.*	11,500	120,405
Layne Christensen*	2,500	102,375
LTX Corp*	15,300	85,068
Mantech International*	1,300	40,079
Mentor Graphics Corporation*	4,900	64,533
MIPS Technologies Inc. - Class A*	9,500	83,505
MRV Communications*	27,300	88,725
Novatel Wireless*	4,100	106,682
On Semiconductor Corp*	9,700	103,984
Oplink Communications, Inc.*	4,650	69,750
Perficent, Inc.*	3,900	80,730
Pericom Semiconductor Corporation*	9,600	107,136
RF Micro Devices*	9,900	61,776
RealNetworks Inc.*	8,700	71,079
Sigma Designs, Inc.*	3,400	88,706
Silicon Image*	8,300	71,214
Silicon Storage Technology*	20,400	76,092
Sirenza Microdevices, Inc.*	12,800	151,936
TheStreet.Com, Inc.	6,200	67,456
Trident Microsys*	2,980	54,683
TTM Technologies, Inc.*	8,300	107,900
Ultimate Software*	2,900	83,897
Vasco Data Security International, Inc.*	3,900	88,764
Zoran*	6,600	132,263
Total Information Technology: 31.3%		$3,789,762

Total Common Stocks: 99.5%		$12,047,883
(Common Stock Identified Cost $10,725,091)

Cash Equivalents
Federated U.S. Treasury Cash Reserves
Money Market Fund 3.96% yield **		55,918
Total Cash Equivalents: 0.5%		$55,918
(Cash Equivalents Identified Cost $55,918)

Total Portfolio Value: 100.0%		$12,103,801
(Total Portfolio Identified Cost $10,781,009)
Liabilities in Excess of Other Assets: 0.0%		$(5,606)

Total Net Assets: 100.0%		$12,098,195

*	Non-income producing security

**	Variable rate security, the coupon rate shown represents the rate as of June 30, 2007.

The accompanying notes are an integral part of the financial statements.

REALTY FUND	Portfolio of Investments as of June 30, 2007 - Unaudited

Common Stocks	Shares	Dollar Value
Apartments
Apartment Investment and
Management, Co. - A	3,900	196,638
Archstone Smith Trust	12,688	749,988
Avalon Bay Communities, Inc.	4,792	569,673
BRE Properties, Inc. Class A	3,500	207,515
Camden Property Trust	3,500	234,395
Equity Residential Properties Trust	19,950	910,318
Essex Property Trust, Inc.	1,870	217,481
Home Properties of NY	4,500	233,685
United Dominion Realty Trust, Inc.	10,000	263,000
Total Apartments: 19.2%		$3,582,693

Diversified
Lexington Corporate Properties Trust	9,000	187,200
Vornado Realty Trust	10,300	1,131,352
Total Diversified: 7.1%		$1,318,552

Financial Services
Lasalle Hotel	5,500	238,810
Total Financial Services: 1.3%		$238,810

Health Care
Health Care Property Investors	11,800	341,374
Health Care Reit	6,200	250,232
Total Health Care: 3.2%		$591,606

Lodging and Hotels
Host Hotels and Resorts	37,397	864,618
Hospitality Property	5,800	240,642
Health Care Realty Trust, Inc.	2,800	77,784
Senior Housing Properties Trust	6,500	132,275
Brandywine Realty Trust	3,000	85,740
Starwood Hotels & Resorts
Worldwide, Inc.	3,100	207,917
Total Lodging and Hotels: 8.6%		$1,608,976

Materials
Plum Creek Timber Co., Inc.	13,000	541,580
Total Materials: 2.9%		$541,580

Office and Industrial
Alexandria Real Estate	3,000	290,460
AMB Property Corporation	8,700	463,014
Boston Properties, Inc.	9,375	957,469
Biomed Realty Trust	9,000	226,080
Duke Realty Corp.	9,860	351,706
Mack-Cali Realty Trust	6,295	273,769
Kilroy Realty Corporation	5,545	392,808
Liberty Property Trust	8,630	379,116
Prologis Trust	17,880	1,017,372
Total Office and Industrial: 23.4%		$4,351,794

Retail
CBL & Associates Properties	6,000	216,300
National Retail Properties Inc.	13,000	284,180
Developers Diversified Realty Corp	8,325	438,811
Equity One	7,000	178,850
General Growth Properties	12,705	672,730
Kimco Realty Corporation	18,767	714,460
Macerich Company	4,330	356,879
Pennsylvania REIT	4,000	177,320
Regency Centers Corporation	5,575	393,037
Simon Property Group, Inc.	11,622	1,081,311
Tanger Factory Outlet Centers	4,100	153,545
Taubman Centers	3,000	148,830
SL Green Realty Corp	3,567	441,916
Weingarten Realty Investors	5,413	222,474
Total Retail: 29.4%		$5,480,643

Storage
Public Storage, Inc.	11,600	891,112
Total Storage: 4.8%		$891,112

Total Common Stocks: 99.9%		$18,605,766
(Common Stock Identified Cost $10,244,097)

Total Portfolio Value: 99.9%		$18,605,766
(Total Portfolio Identified Cost $10,244,097)
Other Assets Less Liabilities: 0.1%		$18,967

Total Net Assets: 100.0%		$18,624,733

The accompanying notes are an integral part of the financial statements.

FIXED INCOME FUND	Portfolio of Investments as of June 30, 2007 - Unaudited

Fixed Income Securities - Bonds	Face	Dollar Value
Bank and Finance
American Express, 4.875%, 7/15/13	1,400,000	1,352,816
Allstate Corp, 7.200%, 12/1/09	1,005,000	1,044,943
Archstone Smith Operating Trust Notes,
5.000%, 8/15/07	500,000	499,841
Bank of America Subordinated, 5.420%,
3/15/17	1,000,000	960,439
Branch Banking & Trust Subordinated,
5.625%, 9/15/16	1,500,000	1,475,880
Equity Residential Properties Notes
6.950%, 3/02/11	525,000	549,407
Fifth Third Bank Subordinated Notes,
5.450%, 01/15/17	1,230,000	1,188,415
Citigroup Incorporated Subordinated
Notes, 5.000%, 9/15/14	1,500,000	1,429,010
Citigroup Incorporated Unsecured
Notes, 5.250%, 2/27/12	1,500,000	1,482,007
Bank One Corp. Subordinated Notes,
5.900%, 11/15/11	1,000,000	1,015,290
Bank One Corp., 9.875%, 3/01/09	250,000	266,620
Comerica Bank Subordinated Note,
6.875%, 3/01/08	250,000	252,292
Duke Realty LP, 3.500%, 11/01/07	950,000	943,860
Wachovia Corporation, 6.375%, 1/15/09	820,000	834,261
Wachovia Corporation, 6.400%,
04/01/08	113,000	113,701
Genworth Financial, 4.750%, 6/15/09	1,000,000	988,514
JP Morgan and Company Subordinated
Notes, 5.250%, 1/30/13	500,000	490,173
Key Bank NA Subordinated Notes,
5.700%, 08/15/12	1,560,000	1,565,764
Legg Mason Senior Notes, 6.750% ,
7/02/08	500,000	505,081
Lincoln National Corporation Notes,
6.500%, 3/15/08	1,000,000	1,004,205
Morgan Stanley Notes, 5.050%, 1/21/11	1,000,000	980,109
Morgan Stanley Dean Witter Notes,
3.625%, 4/01/08	1,000,000	986,507
Morgan Stanley Subordinated Notes,
4.750%, 4/01/14	500,000	467,578
Wells Fargo Company Subordinated
Notes, 4.950%, 10/16/13	1,400,000	1,350,103
Safeco Corp., 6.875%, 7/15/07	255,000	255,117
PNC Funding Corp., 6.875%, 7/15/07	500,000	500,171
Suntrust Bank, 6.500%, 1/15/08	500,000	503,283
US Bank NA Notes, 6.375%, 8/01/11	1,400,000	1,443,497
Wachovia Corporation Subordinated
Notes, 5.250%, 8/01/14	800,000	778,239
US Bank NA Notes, 5.700%, 12/15/08	566,000	568,768
Weingarten Realty, 6.840%, 11/17/07	700,000	703,202
Total Bank and Finance: 29.0%		$26,499,093

United States Government Agency
Obligations
Federal Home Loan Bank, 4.50%,
2/15/08	2,000,000	1,989,630
Federal Home Loan Bank, 5.375%,
5/18/16	1,250,000	1,245,952
Federal Home Loan Mortgage Corp.,
3.75%, 2/25/09	475,000	464,196
Federal Home Loan Mortgage Corp.,
4.75%, 1/19/16	2,000,000	1,910,908
Federal Home Loan Mortgage Corp.,
6.125%, 5/23/16	3,000,000	3,007,977
Federal National Mortgage Assoc.,
5.375%, 2/01/10	1,000,000	999,278
Federal National Mortgage Assoc.,
4.200%, 5/04/09	2,000,000	1,966,050
Federal Home Loan Mortgage Corp.,
5.125%, 7/15/12	1,000,000	995,439
Tennessee Valley Authority, 5.625%,
01/18/11	1,000,000	1,014,574
Tennessee Valley Authority, 6.000%,
3/15/13	1,000,000	1,034,178
Federal Farm Credit Bank, 4.785%,
1/17/17	1,730,000	1,658,425
Federal Farm Cr Bank, 5.45%, 11/02/10	2,000,000	1,993,534
Total United States Government Agency
Obligations: 20.0%		$18,280,141

United States Government Obligations
United States Treasury Note, 4.000%,
2/15/15	2,500,000	2,341,797
United States Treasury Note, 4.3750%,
8/15/12	1,250,000	1,222,169
United States Treasury Bond, 4.500%,
2/15/16	2,500,000	2,410,352
United States Treasury Note, 4.125%,
5/15/15	3,000,000	2,828,205
United States Treasury Note, 4.250%,
8/15/13	2,500,000	2,414,650
United States Treasury Note, 4.75%,
5/15/14	3,200,000	3,161,002
Total United States Government Obligations:
15.8%		$14,378,175

Industrial
Danaher Corporation Notes, 6.000%,
10/15/08	500,000	501,911
Dover Corp., 6.250%, 6/01/08	500,000	501,635
General Electric Capital Corp., 5.000%,
2/01/13	2,500,000	2,426,745
General Electric Capital Corp., 5.400%,
2/15/17	500,000	482,972

The accompanying notes are an integral part of the financial statements.

FIXED INCOME FUND	Portfolio of Investments as of June 30, 2007 - Unaudited

Fixed Income Securities - Bonds	Face	Dollar Value
General Electric Capital Corp., 6.000%,
6/15/12	600,000	611,349
General Electric Capital Corp. FRN,
4.83945%, 5/30/08**	500,000	498,003
Hershey Foods, 6.95%, 8/15/12	1,055,000	1,117,348
Honeywell, Inc., 7.125%, 4/15/08	400,000	404,882
IBM Corp. 5.400%, 10/01/08	500,000	500,437
Lowes Companies, Inc., 8.250%, 6/01/10	500,000	537,044
McDonald’s Corp., 5.950%, 1/15/08	425,000	426,287
Procter and Gamble Company Senior
Notes, 4.950%, 8/15/14	2,340,000	2,257,829
Target Corporation Notes, 6.350%,
1/15/11	1,000,000	1,027,693
Wellpoint Incorporated, 3.500%, 9/01/07	170,000	169,456
Total Industrial: 12.6%		$11,463,591

United States Government Agency
Obligations - Mortgage Backed
Securities (A)
Freddie Mac 15 Year Gold, 7.000%,
3/01/11	8,931	9,127
Freddie Mac MBS ADJ. RATE, 4.299%,
4/01/33	813,742	813,772
Freddie Mac GOLD MBS 5 YR, 4.500%,
12/01/09	643,904	637,644
Freddie Mac MBS, 8.000%, 6/01/30	12,908	13,610
Freddie Mac CMO Series 2617 Class DN
4.500%, 10/15/30	900,000	828,065
FHLMC, CMO Pool 2513 Class VK
5.500%, 9/15/13	1,287,020	1,284,034
FHLMC, CMO Pool 2877 Class AL
5.000%, 10/15/24	2,500,000	2,314,867
Freddie Mac CMO Series 2985 Class GE
5.500%, 06/15/25	1,000,000	948,662
FHLMC, CMO Pool 3098 Class KE,
5.500%, 09/15/34	1,650,000	1,598,241
Freddie Mac CMO Series 3287 Class GC
5.500%, 08/15/34	1,150,000	1,124,367
Fannie Mae MBS, Series 253300,
7.500%, 5/01/20	19,516	20,443
Fannie Mae 30 YR MBS, 6.000%,
8/01/34	2,432,236	2,418,355
Ginnie Mae Pool 781397, 5.500%,
2/15/17	268,314	265,336
Ginnie Mae CMO Pool 2003-70 Class
TE, 5.500%, 2/20/33	2,500,000	2,400,015
Ginne Mae Pool 2658, 6.500%, 10/20/28	134,554	137,586
Ginnie Mae GNMA II Pool 2945,
7.500%, 7/20/30	25,972	27,104
Ginnie Mae Pool 780400, 7.000%,
12/15/25	16,425	17,137
Ginnie Mae Pool 780420, 7.500%,
8/15/26	8,820	9,247
Total Government Agency Obligations
- Mortgage Backed Securities: 16.3%		$14,867,612

Utility
Alabama Power Company Senior Notes,
3.500%, 11/15/07	400,000	397,066
Georgia Power Company Senior Notes,
5.125%, 11/15/12	275,000	269,438
Bellsouth Communications, 5.875%,
1/15/09	500,000	502,955
Florida Power & Light Group Capital,
7.375%, 6/01/09	500,000	517,024
Georgia Power Company, 5.250%,
12/15/15	1,000,000	966,236
Verizon Communications, 7.51%,
4/01/09	600,000	619,515
National Rural Utilities Collateral Trust,
4.375%, 10/01/10	1,500,000	1,452,384
Total Utility: 5.2%		$4,724,618

Total Fixed Income - Bonds: 98.9%		$90,213,230
(Fixed Income Identified Cost $91,419,763)

Total Portfolio Value: 98.9%		$90,213,230
(Total Portfolio Identified Cost $91,419,763)
Other Assets Less Liabilities: 1.1%		$1,015,474

Total Net Assets: 100.0%		$91,228,704

(A) Abbreviations:

FHLMC: Federal Home Loan Mortgage Corporation

The accompanying notes are an integral part of the financial statements.

MUNICIPAL INCOME FUND	Portfolio of Investments as of June 30, 2007 - Unaudited

Municipal Income Securities - Bonds	Face	Dollar Value
General Obligation - City
Akron , OH, Refunding 12/1/12	200,000	207,952
Cincinnati, OH, General Obligation,
5.000%, 12/01/17	75,000	79,101
Columbus, OH, Series 2, 5.00%, 6/15/10	100,000	103,118
Columbus, OH, Tax Increment
Financing, (AMBAC Insured),
4.900%, 12/01/11	150,000	154,341
Dayton, OH, General Obligation
(AMBAC Insured), 4.450%, 12/01/12	100,000	101,162
Gahanna , OH, (AMBAC Insured),
5.000%, 12/01/18	400,000	421,872
Loveland, OH, (AMBAC Insured),
4.900%, 12/01/08	100,000	101,458
Mentor, OH, General Obligation
(MBIA Insured), 5.0000%, 12/01/15	140,000	149,082
Symmes Township, OH, 2.400%,
12/01/07	110,000	108,673
Youngstown, OH, (AMBAC Insured),
5.100%, 12/01/11	100,000	104,687
Total General Obligation - City: 14.8%		$1,531,446
General Obligation - County
Belmont County, OH (MBIA Insured),
4.500%, 12/01/11	155,000	156,996
Knox County, OH, 4.750%, 12/01/09	60,000	60,759
Portage County, OH, (MBIA Insured),
5.150%, 12/01/07	75,000	75,414
Total General Obligation - County: 2.9%		$293,169
General Obligation - State
State of Ohio, 4.000%, 6/15/10 Common
Schools - Series A	60,000	60,115
State of Ohio, 5.000%, 3/15/17 Common
Schools - Series C	120,000	125,581
State of Ohio, 5.000%, 3/01/15	385,000	404,296
State of California, 4.000%, 11/01/09	250,000	251,312
Ohio State Unlimited Common School
Facilities, 4.500%, 6/15/17	100,000	101,624
Total General Obligation - State: 9.1%		$942,928
Higher Education
Bowling Green State University, (FGIC
Insured), 5.000%, 6/01/08	155,000	156,690
University of Cincinnati, Certificate of
Participation, 5.750%, 12/01/11	25,000	26,823
Total Higher Education: 1.8%		$183,513
Hospital/Health
Hamilton County, OH, Hospital
Children’s Hospital Medical Center,
(MBIA Insured), 5.250%, 5/15/10	100,000	102,824
Lorain County, OH, Hospital Facility
Rev., Catholic Healthcare Partners,
(MBIA Insured), 6.000%, 9/01/07	50,000	50,162
Lorain County, OH, Revenue Bond,
Catholic Healthcare Partners Project
(AMBAC Insured), 5.200%, 09/01/10	100,000	103,429
Montgomery County, OH Hospital
(Prerefunded), 5.650%, 12/01/12	35,000	36,441
Huron County OH Hospital Facility
Revenue Fisher-titus Medical Center
5.000%, 12/01/11	200,000	205,718
Montgomery County, OH Hospital
(Prerefunded), 5.500%, 12/01/10	100,000	103,776
Total Hospital/Health: 5.8%		$602,350
Revenue Bonds - Electric
Cleveland Ohio Public Power System
Revenue, 5.500% due 11/15/13	100,000	106,108
Hamilton, OH Electric, (FSA Insured),
3.60%, 10/15/10	200,000	197,604
Ohio Muni Generation Agency
(AMBAC Insured), 5.000%, 2/15/17	325,000	340,431
Total Revenue Bonds - Electric: 6.2%		$644,143
Revenue Bonds - Transportation
Butler County, OH, Transportation
Improvement, (FSA Insured),
5.500%, 4/01/09	100,000	103,218
Total Revenue Bond -
Transportation: 1.0%		$103,218
Revenue Bonds - Water and Sewer
Butler, OH, Waterworks System, (FSA
Insured), 4.400% 12/01/10	100,000	101,036
Cleveland, OH, Waterworks (FSA
Insured), 5.250%, 1/01/10	100,000	101,677
Green County, OH Sewer System
Revenue (AMBAC Insured) 5.000%,
12/01/18	145,000	152,929
Cleveland, OH, Waterworks Revenue,
Series G (MBIA Insured), 5.500%,
1/01/13	150,000	156,599
East Muskingum, OH Water District,
Water Resource Revenue, (AMBAC
Insured), 4.500%, 12/01/12	200,000	206,248
Montgomery County, OH, Solid Waste,
(MBIA Insured), 5.125%, 11/01/08	50,000	50,222
Nashville and Davidson, TN 7.700%,
01/01/12	25,000	27,541
Total Revenue Bond - Water &
Sewer: 7.7%		$796,252

The accompanying notes are an integral part of the financial statements.

MUNICIPAL INCOME FUND	Portfolio of Investments as of June 30, 2007 - Unaudited

Municipal Income Securities - Bonds	Face	Dollar Value
Special Obligation Bonds
Cleveland Ohio Parking Facilities
Revenue (FSA Insured), 4.000%,
9/15/15	150,000	149,165
Cleveland Ohio Non Tax Revenue
Stadium Project (AMBAC Insured),
5.000%, 12/01/14	400,000	424,616
Total Special Obligation Bonds: 5.6%		$573,781
School District
Cleveland, OH, Municipal School
District, (FGIC Insured), 5.000%,
12/01/20	140,000	145,086
Columbus, OH, Linden Elementary
Construction (FSA Insured), 5.500%,
12/01/21	100,000	105,628
Dayton , OH, City School District,
(FGIC Insured), 3.250%, 12/01/10	100,000	97,169
Delaware, OH, City School District, GO
(MBIA Insured), 5.000%, 12/01/20	250,000	260,987
Fairfield, OH, (FGIC Insured), 0.000%,
12/01/11*	100,000	83,627
Girard, OH City School District (FSA
Insured), 3.850%, 12/01/10	245,000	245,225
Green Local, OH, (AMBAC Insured)
Insured, 4.600%, 12/01/11	100,000	100,922
Kings Local, OH, 6.350%, 12/01/12	15,000	16,583
Kings Local, OH, 6.400%, 12/01/13	150,000	168,897
Chillicothe, OH City School District
GO (FGIC Insured) 4.000%, 12/01/18	300,000	287,412
Loveland, OH, 4.400%, 12/01/08	100,000	100,906
Mason, OH City Schools (FGIC
Insured) 5.000%, 12/01/15	135,000	143,757
Sycamore, OH, Community (AMBAC
Insured), 4.600%, 12/01/11	100,000	100,822
Sycamore, OH, Community Unlimited,
5.375%, 12/01/13	125,000	133,604
Total School District: 19.3%		$1,990,625
Special Assessment Bonds
Crocker Park Public Improvement
Project, 2.625%, Due 12/01/07	200,000	197,712
Total Special Assessment Bonds: 1.9%		$197,712
State Agency
Ohio State Building Authority, Adult
Correctional-Series A, 5.500%,
10/01/10	100,000	104,485
Ohio State Dept of Administrative
Services Certificate of Participation
(MBIA Insured), 5.000%, 09/01/11	255,000	265,353
Ohio State Building Authority, Juvenile
Correction Facilities, 4.375%,
10/01/12	100,000	101,822
Ohio State Building, 5.000%, 10/01/14	420,000	443,982
State of Ohio Cultural Facilities Revenue
(FSA Insured) 5.000% Due 10/01/12	250,000	262,058
Ohio State Building Authority, Ohio
Center For The Arts, 5.450%,
10/01/07	100,000	100,383
Ohio State Housing Finance Authority
(GNMA Insured) Collateral, 5.100%,
9/01/17	100,000	100,990
State of Ohio Building Authority (FGIC
Insured), 5.000%, 10/01/17	420,000	448,421
State of Ohio Parks and Recreation
Bonds, 4.350%, 12/01/11	100,000	101,164
State of Ohio Parks and Recreation
Capital Facilities, (FSA Insured)
5.250%, 2/01/18	315,000	336,253
Ohio State Public Facilities Commission,
(MBIA Insured), 4.700%, 06/01/11	100,000	100,853
Total State Agency: 22.9%		$2,365,764
Total Fixed Income - Municipal Bonds: 99.0%		$10,224,901
(Municipal Bonds Identified Cost $10,230,507)
Cash Equivalents
Federated Ohio Municipal Cash Trust
3.30% yield**		16,690
Total Cash Equivalents: 0.2%		$16,690
(Cash Identified Cost $16,690)
Total Portfolio Value: 99.2%		$10,241,591
(Total Portfolio Identified Cost $10,247,197)
Other Assets Less Liabilities: 0.8%		$80,909
Total Net Assets: 100.0%		$10,322,500

*	Non-income producing security.

**	Variable rate security, the coupon rate shown represents the rate at June 30, 2007.

The accompanying notes are an integral part of the financial statements.

JOHNSON MUTUAL FUNDS	June 30, 2007 - Unaudited

STATEMENT OF ASSETS AND LIABILITIES

	Equity		Dynamic	Disciplined	Disciplined	Disciplined
	Income	Growth	Growth	Large-Cap	Mid-Cap	Small-Cap
	Fund	Fund	Fund	Fund	Fund	Fund
Assets:
Investment Securities at Market
Value*	$16,499,383	$52,889,004	$11,037,665	$11,195,135	$93,529,842	$12,103,801
Dividends and Interest Receivable	$16,600	$42,863	$4,796	$6,271	$62,122	$3,765
Securities Sold Receivable	$0	$0	$0	$0	$0	$0
Total Assets	$16,515,983	$52,931,867	$11,042,461	$11,201,406	$93,591,964	$12,107,566

Liabilities:
Accrued Management Fees	$12,876	$41,644	$8,553	$8,756	$73,657	$9,371
Securities Purchased Payable	$0	$0	$0	$0	$0	$0
Fund Shares Redeemed Payable		$0	$0	$0	$0	$0
Total Liabilities	$12,876	$41,644	$8,553	$8,756	$73,657	$9,371

Net Assets	$16,503,107	$52,890,223	$11,033,908	$11,192,650	$93,518,307	$12,098,195

Net Assets Consist of:
Paid in Capital
(see accompanying note #2)	$14,870,665	$40,940,038	$10,179,319	$9,812,866	$66,594,746	$10,764,633
Undistributed Net Investment
Income (Loss)	$95,892	$173,064	$13,719	$29,914	$92,945	($26,679)
Undistributed Net Realized Gain
(Loss) from Security Transactions	$223,284	$3,245,837	$88,786	$375,310	$6,439,973	$37,449
Net Unrealized Gain (Loss) on
Investments	$1,313,266	$8,531,284	$752,084	$974,560	$20,390,643	$1,322,792

Net Assets	$16,503,107	$52,890,223	$11,033,908	$11,192,650	$93,518,307	$12,098,195

Shares Outstanding (Unlimited
Amount Authorized)	879,296	1,859,899	614,294	628,534	2,620,333	654,268

Offering, Redemption and Net Asset
Value Per Share	$18.77	$28.44	$17.96	$17.81	$35.69	$18.49

*Identified Cost of Securities	$15,186,117	$44,357,720	$10,285,581	$10,220,575	$73,139,199	$10,781,009

The accompanying notes are an integral part of the financial statements.

JOHNSON MUTUAL FUNDS	June 30, 2007 - Unaudited

STATEMENT OF ASSETS AND LIABILITIES - continued

		Fixed	Municipal
	Realty	Income	Income
	Fund	Fund	Fund
Assets:
Investment Securities at Market Value*	$18,605,766	$90,213,230	$10,241,591
Dividends and Interest Receivable	$48,379	$1,199,894	$86,444
Total Assets	$18,654,145	$91,413,124	$10,328,035

Liabilities:
Accrued Management Fees	$15,521	$63,855	$5,535
Due to Custodian	$13,891	$120,565
Total Liabilities	$29,412	$184,420	$5,535

Net Assets	$18,624,733	$91,228,704	$10,322,500

Net Assets Consist of:
Paid in Capital (see accompanying note #2)	$8,696,629	$92,509,890	$10,365,790
Undistributed Net Investment Income (Loss)	$133,557	$33,492	$165
Undistributed Net Realized Gain (Loss) from Security Transactions	$1,432,878	($ 108,145)	($ 37,849)
Net Unrealized Gain (Loss) on Investments	$8,361,669	($ 1,206,533)	($ 5,606)

Net Assets	$18,624,733	$91,228,704	$10,322,500

Shares Outstanding (Unlimited Amount Authorized)	858,000	5,847,117	658,485

Offering, Redemption and Net Asset Value Per Share	$21.71	$15.60	$15.68

*Identified Cost of Securities	$10,244,097	$91,419,763	$10,322,500

The accompanying notes are an integral part of the financial statements.

JOHNSON MUTUAL FUNDS	June 30, 2007 - Unaudited

STATEMENT OF OPERATIONS

	Equity		Dynamic	Disciplined	Disciplined	Disciplined
	Income	Growth	Growth	Large-Cap	Mid-Cap	Small-Cap
	Fund	Fund	Fund	Fund	Fund	Fund
	Period Ended	Period Ended	Period Ended	Period Ended	Period Ended	Period Ended
	6/30/2007	6/30/2007	6/30/2007	6/30/2007	6/30/2007	6/30/2007
Investment Income:
Interest	$9,341	$2,439	$8,978	$2,645	$6,691	$2,841
Dividends	$153,630	$417,993	$46,856	$75,964	$517,628	$30,764
Total Investment Income	$162,971	$420,432	$55,834	$78,609	$524,319	$33,605

Expenses:
Gross Management Fee	$70,895	$261,760	$44,466	$51,426	$455,497	$56,487
Total Expenses	$70,895	$261,760	$44,466	$51,426	$455,497	$56,487
Management Fee Waiver
(See accompanying note #3)	$(3,545)	$(13,088)	$(2,223)	$(2,571)	$(22,775)	$(2,824)
Net Expenses	$67,350	$248,672	$42,243	$48,855	$432,722	$53,663

Net Investment Income (Loss)	$95,621	$171,760	$13,591	$29,754	$91,597	$(20,058)

Realized and Unrealized Gains
(Losses):
Net Realized Gain (Loss) from
Security Transactions	$211,021	$3,254,593	$114,688	$418,522	$6,439,594	$100,913
Net Unrealized Gain (Loss) on
Investments	$720,929	$(33,509)	$463,278	$454,694	$3,854,494	$550,733

Net Gain (Loss) on Investments	$931,950	$3,221,084	$577,966	$873,216	$10,294,088	$651,646

Net Increase (Decrease) in Assets
from Operations	$1,027,571	$3,392,844	$591,557	$902,970	$10,385,685	$631,588

The accompanying notes are an integral part of the financial statements.

JOHNSON MUTUAL FUNDS	June 30, 2007 - Unaudited

STATEMENT OF OPERATIONS - continued

		Fixed	Municipal
	Realty	Income	Income
	Fund	Fund	Fund
	Period Ended	Period Ended	Period Ended
	6/30/2007	6/30/2007	6/30/2007
Investment Income:
Interest	$4,210	$2,221,697	$219,981
Dividends	$374,543	$0	$0
Total Investment Income	$378,753	$2,221,697	$219,981

Expenses:
Gross Management Fee	$109,144	$439,506	$53,223
Total Expenses	$109,144	$439,506	$53,223
Management Fee Waiver (See accompanying note #3)	$(5,457)	$(65,926)	$(18,628)
Net Expenses	$103,687	$373,580	$34,595

Net Investment Income (Loss)	$275,066	$1,848,117	$185,386

Realized and Unrealized Gains (Losses):
Net Realized Gain (Loss) from Security Transactions	$1,452,675	$(84,311)	$(3,957)
Net Unrealized Gain (Loss) on Investments	$(3,110,021)	$(1,034,296)	$(151,371)

Net Gain (Loss) on Investments	$(1,657,346)	$(1,118,607)	$(155,328)

Net Increase (Decrease) in Assets from Operations	$(1,382,280)	$729,510	$30,058

The accompanying notes are an integral part of the financial statements.

JOHNSON MUTUAL FUNDS	June 30, 2007

STATEMENT OF CHANGES IN NET ASSETS

	Equity Income Fund		Growth Fund		Dynamic Growth Fund
	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended
	6/30/07*	12/31/2006	6/30/07*	12/31/2006	6/30/07*	12/31/2006
Operations:
Net Investment Income	$95,621	$61,872	$171,760	$355,609	$13,591	$2,884
Net Realized Gain (Loss) from Security Transactions	$211,021	$17,867	$3,254,593	$3,000,324	$114,688	$(25,902)
Net Unrealized Gain (Loss) on Investments	$720,929	$592,337	$(33,509)	$2,530,671	$463,278	$288,806
Net Increase (Decrease) in Assets from Operations	$1,027,571	$672,076	$3,392,844	$5,886,604	$591,557	$265,788

Distributions to Shareholders:
Net Investment Income	$0	$(61,600)	$0	$(355,497)	$0	$(2,757)
Net Realized Gain from Security Transactions	$0	$(5,605)	$0	$(3,000,099)	$0	$0
Net (Decrease) in Assets from Distributions	$0	$(67,205)	$0	$(3,355,596)	$0	$(2,757)

Capital Share Transactions:
Proceeds From Sale of Shares	$7,846,760	$8,280,370	$3,313,418	$3,427,968	$6,680,155	$4,055,328
Net Asset Value of Shares Issued on Reinvestment of Distributions	$0	$40,460	$0	$3,256,945	$0	$1,796
Cost of Shares Redeemed	$(1,057,565)	$(337,368)	$(6,451,665)	$(9,419,656)	$(187,011)	$(469,445)
Net Increase (Decrease) in Assets from Capital Share Transactions	$6,789,195	$7,983,462	$(3,138,247)	$(2,734,743)	$6,493,144	$3,587,679
Net Change in Net Assets	$7,816,766	$8,588,333	$254,597	$(203,735)	$7,084,701	$3,850,710
Net Assets at Beginning of Period	$8,686,341	$98,008	$52,635,626	$52,839,361	$3,949,207	$98,497
Net Assets at End of Period	$16,503,107	$8,686,341	$52,890,223	$52,635,626	$11,033,908	$3,949,207
Including accumulated undistributed net investment income of	$—	$272	$—	$112	$—	$127
*	Unaudited

The accompanying notes are an integral part of the financial statements.

JOHNSON MUTUAL FUNDS	June 30, 2007

STATEMENT OF CHANGES IN NET ASSETS - continued

	Disciplined Large-Cap Fund		Disciplined Mid-Cap Fund		Disciplined Small-Cap Fund
	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended
	6/30/2007*	12/31/2006	6/30/2007*	12/31/2006	6/30/2007*	12/31/2006
Operations:
Net Investment Income	$29,754	$33,787	$91,597	$351,637	$(20,058)	$(6,621)
Net Realized Gain (Loss) from Security Transactions	$418,522	$(43,212)	$6,439,594	$10,885,635	$100,913	$(63,465)
Net Unrealized Gain (Loss) on Investments	$454,694	$519,865	$3,854,494	$(843,348)	$550,733	$772,060
Net Increase (Decrease) in Assets from Operations	$902,970	$510,440	$10,385,685	$10,393,924	$631,588	$701,974

Distributions to Shareholders:
Net Investment Income	$0	$(33,627)	$0	$(351,099)	$0	$0
Net Realized Gain from Security Transactions	$0	$0	$0	(10,885,287)	$0	$0
Net Return of Capital	$0	$0	$0	$0	$0	$0
Net (Decrease) in Assets from Distributions	$0	$(33,627)	$0	$(11,236,386)	$0	$0

Capital Share Transactions:
Proceeds From Sale of Shares	$1,199,627	$5,544,642	$5,303,372	$5,179,356	$1,233,265	$6,628,647
Net Asset Value of Shares Issued on Reinvestment of Distributions	$0	$6,398	$0	$10,994,904	$0	$0
Cost of Shares Redeemed	$(509,290)	$(148,175)	$(9,900,734)	$(20,292,223)	$(361,330)	$(243,500)
Net Increase (Decrease) in Assets from Capital Share Transactions	$690,337	$5,402,865	$(4,597,362)	$(4,117,963)	$871,935	$6,385,147

Net Change in Net Assets	$1,593,307	$5,879,678	$5,788,323	$(4,960,425)	$1,503,523	$7,087,121

Net Assets at Beginning of Period	$9,599,343	$3,719,665	$87,729,984	$92,690,409	$10,594,672	$3,507,551

Net Assets at End of Period	$11,192,650	$9,599,343	$93,518,307	$87,729,984	$12,098,195	$10,594,672
Including accumulated undistributed net investment income of	$—	$160	$—	$1,205	$—	$—

*	Unaudited

The accompanying notes are an integral part of the financial statements.

JOHNSON MUTUAL FUNDS	June 30, 2007

STATEMENT OF CHANGES IN NET ASSETS - continued

	Realty Fund		Fixed Income Fund		Municipal Income Fund
	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended
	6/30/2007*	12/31/2006	6/30/2007*	12/31/2006	6/30/2007*	12/31/2006
Operations:
Net Investment Income	$275,066	$354,715	$1,848,117	$3,062,712	$185,386	$345,626
Net Realized Gain (Loss) from Security Transactions	$1,452,675	$1,113,160	$(84,311)	$(23,925)	$(3,957)	$(1,855)
Net Unrealized Gain (Loss) on Investments	$(3,110,021)	$4,165,053	$(1,034,296)	$(222,488)	$(151,371)	$(6,223)
Net Increase (Decrease) in Assets from Operations	$(1,382,280)	$5,632,928	$729,510	$2,816,299	$30,058	$337,548

Distributions to Shareholders:
Net Investment Income	$(141,676)	$(354,757)	$(1,815,094)	$(3,062,164)	$(185,202)	$(345,937)
Net Realized Gain from Security Transactions	$0	$(1,113,052)	$0	$0	$0	$0
Net Increase (Decrease) in Assets from Distributions	$(141,676)	$(1,467,809)	$(1,815,094)	$(3,062,164)	$(185,202)	$(345,937)

Capital Share Transactions:
Proceeds From Sale of Shares	$363,932	$970,709	$12,575,734	$23,183,620	$1,708,443	$2,084,286
Net Asset Value of Shares Issued on Reinvestment of Dividends/Gains	$37,626	$1,209,153	$395,212	$785,548	$15,318	$29,553
Cost of Shares Redeemed	$(2,200,816)	$(2,117,162)	$(4,495,522)	$(8,912,003)	$(2,119,225)	$(743,112)
Net Increase in Assets from Capital Share Transactions	$(1,799,258)	$62,700	$8,475,424	$15,057,165	$(395,464)	$1,370,727

Net Change in Net Assets	$(3,323,214)	$4,227,819	$7,389,840	$14,811,300	$(550,608)	$1,362,338

Net Assets at Beginning of Period	$21,947,947	$17,720,128	$83,838,864	$69,027,564	$10,873,108	$9,510,770

Net Assets at End of Period	$18,624,733	$21,947,947	$91,228,704	$83,838,864	$10,322,500	$10,873,108
Including accumulated undistributed net investment income of	$—	$—	$—	$548.00	$—	$—

*	Unaudited

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	EQUITY INCOME FUND

Selected Data for a Share Outstanding Throughout the Period for the Equity Income Fund

	Unaudited	Period Ended
	1/1/2007 to	December 31
	6/30/2007	2006	2005*
Net Asset Value Beginning of Period	17.51	$15.00	$0.00

Operations:
Net Investment Income	$0.11	$0.13	$0.00
Net Gains (Losses) on Securities (Realized & Unrealized)	$1.15	$2.52	$0.00
Total Operations	$1.26	$2.65	$0.00

Distributions:
Dividends from Net Investment Income	$0.00	($ 0.13)	$0.00
Distributions from Net Realized Capital Gains	$0.00	($ 0.01)	$0.00
Total Distributions	$0.00	($ 0.14)	$0.00

Net Asset Value End of Period	$18.77	$17.51	$15.00

Total Return(a)	7.20%	17.65%	0.00%

Net Assets, End of Period (Millions)	$16.50	$8.69	$0.10

Ratios after Fee Waivers:(1)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%	1.00%	0.00%
Average Net Assets after Waiver	0.95%	0.89%	0.00%
Ratio of Net Investment Income to
Average Net Assets before Waiver	1.29%	1.41%	0.00%
Average Net Assets after Waiver	1.34%	1.52%	0.00%

Portfolio Turnover Rate	16.79%	39.41%	0.00%

*	Commencement date December 30, 2005

(1)
In 2005, the Adviser waived the 1.00% maximum management fee to a net fee of 0.0%. In 2006, the Adviser waived the 1.00% maximum fee to sustain a net contractual fee of 0.95%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2008. In addition, during 2006 the Adviser voluntarily waived additional amounts. Income and expense ratios for periods of less than one year have been annualized. (See accompanying note #3)

(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	GROWTH FUND

Selected Data for a Share Outstanding Throughout the Period for the Growth Fund

	Unaudited
	1/1/2007 to	Year Ended December 31
	6/30/2007	2006	2005	2004	2003	2002
Net Asset Value Beginning of Period	$26.67	$25.43	$24.81	$22.50	$18.50	$25.58

Operations:
Net Investment Income	$0.09	$0.19	$0.14	$0.16	$0.11	$0.07
Net Gains (Losses) on Securities (Realized & Unrealized)	$1.68	$2.86	$0.80	$2.32	$4.00	($ 7.08)
Total Operations	$1.77	$3.05	$0.94	$2.48	$4.11	($ 7.01)

Distributions:
Dividends from Net Investment Income	$0.00	($ 0.19)	($ 0.14)	($ 0.17)	($ 0.11)	($ 0.07)
Distributions from Net Realized Capital Gains	$0.00	($ 1.62)	($ 0.18)	$0.00	$0.00	$0.00
Total Distributions	$0.00	($ 1.81)	($ 0.32)	($ 0.17)	($ 0.11)	($ 0.07)

Net Asset Value End of Period	$28.44	$26.67	$25.43	$24.81	$22.50	$18.50

Total Return(a)	6.64%	11.94%	3.78%	11.04%	22.21%	(27.42%)

Net Assets, End of Period (Millions)	$52.89	$52.64	$52.83	$50.16	$48.75	$41.16

Ratios after Fee Waivers:(1)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of Net Investment Income to
Average Net Assets before Waiver	0.61%	0.63%	0.52%	0.62%	0.49%	0.25%
Average Net Assets after Waiver	0.66%	0.68%	0.57%	0.67%	0.54%	0.30%

Portfolio Turnover Rate	29.56%	66.18%	48.25%	60.39%	64.36%	49.39%

(1)
The Adviser waived the 1.00% maximum management fee to sustain a fee of 0.95%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2008. Income and expense ratios for periods of less than one year have been annualized. (See accompanying note #3)

(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	DYNAMIC GROWTH FUND

Selected Data for a Share Outstanding Throughout the Period for the Dynamic Growth Fund

	Unaudited	Period Ended
	1/1/2007 to	December 31
	6/30/2007	2006	2005*
Net Asset Value Beginning of Period	$16.81	$15.00	$0.00
Operations:
Net Investment Income	$0.02	$0.01	$0.00
Net Gains (Losses) on Securities (Realized & Unrealized)	$1.13	$1.81	$0.00
Total Operations	$1.15	$1.82	$0.00
Distributions:
Dividends from Net Investment Income	$0.00	($0.01)	$0.00
Distributions from Net Realized Capital Gains	$0.00	$0.00	$0.00
Total Distributions	$0.00	($0.01)	$0.00
Net Asset Value End of Period	$17.96	$16.81	$15.00
Total Return(a)	6.84%	12.15%	0.00%
Net Assets, End of Period (Millions)	$11.03	$3.95	$0.10
Ratios after Fee Waivers:(1)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%	1.00%	0.00%
Average Net Assets after Waiver	0.95%	0.89%	0.00%
Ratio of Net Investment Income to
Average Net Assets before Waiver	0.25%	0.01%	0.00%
Average Net Assets after Waiver	0.30%	0.12%	0.00%
Portfolio Turnover Rate	26.70%	60.98%	0.00%

*	Commencement Date December 30, 2005

(1)	In 2005, the Adviser waived the 1.00% maximum management fee to a net fee of 0.0%. In 2006, the Adviser waived the 1.00% maximum fee to sustain a net contractual fee of 0.95%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2008.
In addition, during 2006 the Adviser voluntarily waived additional amounts. Income and expense ratios for periods of less than one year have been annualized. (See accompanying note #3)

(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	DISCPLINED LARGE-CAP FUND
(Formerly the Disciplined Large Company Fund)

Selected Data for a Share Outstanding Throughout the Period for the Discplined Large-Cap Fund

	Unaudited	Period Ended
	1/1/2007 to	December 31
	6/30/2007	2006	2005*
Net Asset Value Beginning of Period	$16.29	$15.00	$0.00
Operations:
Net Investment Income	$0.05	$0.06	$0.00
Net Gains (Losses) on Securities (Realized & Unrealized)	$1.47	$1.29	$0.00
Total Operations	$1.52	$1.35	$0.00
Distributions:
Dividends from Net Investment Income	$0.00	($0.06)	$0.00
Distributions from Net Realized Capital Gains	$0.00	$0.00	$0.00
Total Distributions	$0.00	($0.06)	$0.00
Net Asset Value End of Period	$17.81	$16.29	$15.00
Total Return(a)	9.33%	8.98%	0.00%
Net Assets, End of Period (Millions)	$11.19	$9.60	$3.72
Ratios after Fee Waivers:(1)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%	1.00%	0.00%
Average Net Assets after Waiver	0.95%	0.90%	0.00%
Ratio of Net Investment Income to
Average Net Assets before Waiver	0.53%	0.31%	0.00%
Average Net Assets after Waiver	0.58%	0.41%	0.00%
Portfolio Turnover Rate	48.04%	58.83%	0.00%

*	Commencement Date December 30, 2005

(1)	In 2005, the Adviser waived the 1.00% maximum management fee to a net fee of 0.0%. In 2006, the Adviser waived the 1.00% maximum fee to sustain a net contractual fee of 0.95%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2008.
In addition, during 2006 the Adviser voluntarily waived additional amounts. Income and expense ratios for periods of less than one year have been annualized. (See accompanying note #3)

(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	DISCIPLINED MID-CAP FUND
(Formerly the Opportunity Fund)

Selected Data for a Share Outstanding Throughout the Period for the Disciplined Mid-Cap Fund

	Unaudited
	1/1/2007 to	Year Ended December 31
	6/30/2007	2006	2005	2004	2003	2002
Net Asset Value Beginning of Period	$31.83	$32.53	$33.14	$30.12	$22.37	$28.53

Operations:
Net Investment Income	$0.03	$0.15	$0.18	$0.05	$0.03	$0.05

Net Gains (Losses) on Securities (Realized & Unrealized)	$3.83	$3.80	$3.78	$6.10	$7.75	($ 6.16)
Total Operations	$3.86	$3.95	$3.96	$6.15	$7.78	($ 6.11)

Distributions:
Dividends from Net Investment Income	$0.00	($ 0.15)	($ 0.18)	($ 0.08)	($ 0.03)	($ 0.05)
Distributions from Net Realized Capital Gains	$0.00	($ 4.50)	($ 4.39)	($ 3.05)	$0.00	$0.00
Total Distributions	$0.00	($ 4.65)	($ 4.57)	($ 3.13)	($ 0.03)	($ 0.05)

Net Asset Value End of Period	$35.69	$31.83	$32.53	$33.14	$30.12	$22.37

Total Return(a)	12.13%	12.02%	11.90%	20.42%	34.78%	(21.42%)

Net Assets, End of Period (Millions)	$93.52	$87.73	$92.69	$83.86	$73.53	$55.26

Ratios after Fee Waivers:(1)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of Net Investment Income to
Average Net Assets before Waiver	0.15%	0.33%	0.47%	0.10%	0.07%	0.13%
Average Net Assets after Waiver	0.20%	0.38%	0.52%	0.15%	0.12%	0.18%

Portfolio Turnover Rate	39.94%	91.16%	89.43%	81.33%	164.84%	61.32%

(1)
The Adviser waived the 1.00% maximum management fee to sustain a fee of 0.95%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2008. Income and expense ratios for periods of less than one year have been annualized. (See accompanying note #3)

(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	DISCPLINED SMALL-CAP FUND
(Formerly the Disciplined Small Company Fund)

Selected Data for a Share Outstanding Throughout the Period for the Discplined Small-Cap Fund

	Unaudited	Period Ended
	1/1/2007 to	December 31
	6/30/2007	2006	2005*
Net Asset Value Beginning of Period	$17.52	$15.00	$0.00

Operations:
Net Investment Income	($ 0.03)	$0.00	$0.00
Net Gains (Losses) on Securities (Realized & Unrealized)	$1.00	$2.52	$0.00
Total Operations	$0.97	$2.52	$0.00

Distributions:
Dividends from Net Investment Income	$0.00	$0.00	$0.00
Distributions from Net Realized Capital Gains	$0.00	$0.00	$0.00
Total Distributions	$0.00	$0.00	$0.00

Net Asset Value End of Period	$18.49	$17.52	$15.00

Total Return(a)	5.54%	16.80%	0.00%

Net Assets, End of Period (Millions)	$12.10	$10.59	$3.51

Ratios after Fee Waivers:(1)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%	1.00%	0.00%
Average Net Assets after Waiver	0.95%	0.89%	0.00%
Ratio of Net Investment Income (Loss) to
Average Net Assets before Waiver	-0.40%	-0.21%	0.00%
Average Net Assets after Waiver	-0.35%	-0.10%	0.00%

Portfolio Turnover Rate	42.36%	87.93%	0.00%

*	Commencement Date December 30, 2005

(1)
In 2005, the Adviser waived the 1.00% maximum management fee to a net fee of 0.0%. In 2006, the Adviser waived the 1.00% maximum fee to sustain a net contractual fee of 0.95%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2008.

In addition, during 2006 the Adviser voluntarily waived additional amounts. Income and expense ratios for periods of less than one year have been annualized. (See accompanying note #3)

(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	REALTY FUND

Selected Data for a Share Outstanding Throughout the Period for the Realty Fund

	Unaudited
	1/1/2007 to	Year Ended December 31
	6/30/2007	2006	2005	2004	2003	2002
Net Asset Value Beginning of Period	$23.50	$18.94	$18.72	$16.36	$12.67	$12.83

Operations:
Net Investment Income	$0.32	$0.39	$0.47	$0.63	$0.72	$0.63
Net Return of Capital	$0.00	$0.30	$0.27	$0.18	$0.19	$0.07
Net Gains (Losses) on Securities (Realized & Unrealized)	($ 1.95)	$5.51	$1.28	$4.38	$3.50	($ 0.22)
Total Operations	($ 1.63)	$6.20	$2.02	$5.19	$4.41	$0.48

Distributions:
Dividends from Net Investment Income	($ 0.16)	($ 0.39)	($ 0.47)	($ 0.62)	($ 0.72)	($ 0.63)
Distributions from Return of Capital	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Distributions from Net Realized Capital Gains	$0.00	($ 1.25)	($ 1.33)	($ 2.21)	$0.00	$0.00
Total Distributions	($ 0.16)	($ 1.64)	($ 1.80)	($ 2.83)	($ 0.72)	($ 0.63)

Net Asset Value End of Period	$21.71	$23.50	$18.94	$18.72	$16.36	$12.67

Total Return(a)	-6.96%	33.06%	10.95%	32.40%	34.23%	3.50%

Net Assets, End of Period (Millions)	$18.62	$21.95	$17.72	$19.43	$23.01	$16.30

Ratios after Fee Waivers:(1)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of Net Investment Income to
Average Net Assets before Waiver	2.47%	1.74%	2.41%	3.31%	3.88%	5.05%
Average Net Assets after Waiver	2.52%	1.79%	2.46%	3.36%	3.93%	5.10%
Portfolio Turnover Rate	9.32%	10.49%	4.89%	24.88%	24.93%	11.77%

(1)
The Adviser waived the 1.00% maximum management fee to sustain a fee of 0.95%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2008. Income and expense ratios for periods of less than one year have been annualized. (See accompanying note #3)

(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	FIXED INCOME FUND

Selected Data for a Share Outstanding Throughout the Period for the Fixed Income Fund

	Unaudited 1/1/2007 to	Year Ended December 31
	6/30/2007	2006	2005	2004	2003	2002
Net Asset Value Beginning of Period	$15.79	$15.85	$16.08	$16.32	$16.43	$15.60

Operations:
Net Investment Income	$0.33	$0.63	$0.55	$0.57	$0.67	$0.72
Net Gains (Losses) on Securities (Realized & Unrealized)	($ 0.20)	($ 0.06)	($ 0.20)	($ 0.21)	($ 0.11)	$0.83
Total Operations	$0.13	$0.57	$0.35	$0.36	$0.56	$1.55

Distributions:
Dividends from Net Investment Income	($ 0.32)	($ 0.63)	($ 0.55)	($ 0.57)	($ 0.67)	($ 0.72)
Distributions from Net Realized Capital Gains	$0.00	$0.00	($ 0.02)	($ 0.03)	$0.00	$0.00
Total Distributions	($ 0.32)	($ 0.63)	($ 0.58)	($ 0.60)	($ 0.67)	($ 0.72)

Net Asset Value End of Period	$15.60	$15.79	$15.85	$16.08	$16.32	$16.43

Total Return(a)	0.82%	3.71%	2.19%	2.22%	3.44%	10.16%

Net Assets, End of Period (Millions)	$91.23	$83.84	$69.02	$55.39	$49.21	$45.97

Ratios after Fee Waivers:(1)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of Net Investment Income to
Average Net Assets before Waiver	4.05%	3.93%	3.41%	3.36%	3.92%	4.44%
Average Net Assets after Waiver	4.20%	4.08%	3.56%	3.51%	4.07%	4.59%

Portfolio Turnover Rate	4.72%	35.70%	32.79%	36.54%	31.03%	32.03%

(1)	The Adviser waived the 1.00% maximum management fee to sustain a fee of 0.85%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2008. Income and expense ratios for periods of less than one year have been annualized. (See accompanying note #3)

(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	MUNICIPAL INCOME FUND

Selected Data for a Share Outstanding Throughout the Period for the Municipal Income Fund

	Unaudited 1/1/2007 to	Year Ended December 31
	6/30/2007	2006	2005	2004	2003	2002
Net Asset Value Beginning of Period	$15.91	$15.92	$16.25	$16.49	$16.61	$15.90

Operations:
Net Investment Income	$0.27	$0.53	$0.54	$0.51	$0.56	$0.58
Net Gains (Losses) on Securities (Realized & Unrealized)	($ 0.23)	($ 0.01)	($ 0.33)	($ 0.23)	($ 0.12)	$0.71
Total Operations	$0.04	$0.52	$0.21	$0.28	$0.44	$1.29

Distributions:
Dividends from Net Investment Income(1)	($ 0.27)	($ 0.53)	($ 0.54)	($ 0.52)	($ 0.56)	($ 0.58)
Distributions from Net Realized Capital Gains	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Total Distributions	($ 0.27)	($ 0.53)	($ 0.54)	($ 0.52)	($ 0.56)	($ 0.58)

Net Asset Value End of Period	$15.68	$15.91	$15.92	$16.25	$16.49	$16.61

Total Return(a)	0.28%	3.31%	1.33%	1.72%	2.67%	8.23%

Net Assets, End of Period (Millions)	$10.32	$10.87	$9.51	$9.14	$9.49	$9.45

Ratios after Fee Waivers:(2)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of Net Investment Income to
Average Net Assets before Waiver	3.13%	3.01%	3.02%	2.81%	3.02%	3.29%
Average Net Assets after Waiver	3.48%	3.36%	3.37%	3.16%	3.37%	3.64%

Portfolio Turnover Rate	6.35%	19.45%	28.58%	12.77%	3.82%	3.01%

(1)	All distributions are Federally tax exempt.

(2)	The Adviser waived the 1.00% maximum management fee to sustain a fee of 0.65%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2008. Income and expense ratios for periods of less than one year have been annualized. (See accompanying note #3)

(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of the financial statements.

JOHNSON MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS	Unaudited

1)	Organization

The Equity Income Fund, Growth Fund, Dynamic Growth Fund, Disciplined Large-Cap Fund (formerly Disciplined Large Company Fund), Disciplined Mid-Cap Fund (formerly Opportunity Fund), Disciplined Small-Cap Fund (formerly Disciplined Small Company Fund), Realty Fund, Fixed Income Fund, and Municipal Income Fund (each individually a ‘‘Fund’’ and collectively the ‘‘Funds’’) are each series of the Johnson Mutual Funds Trust, and are registered under the Investment Company Act of 1940, as amended, as no-load, open-end investment companies. The Johnson Mutual Funds Trust was established as an Ohio business trust under an Agreement and Declaration of Trust dated September 30, 1992. The Growth and Fixed Income Funds began offering their shares publicly on January 4, 1993. The Disciplined Mid-Cap and Municipal Income Funds began offering their shares publicly on May 16, 1994. The Realty Fund began offering its shares publicly on January 2, 1998. The Disciplined Small-Cap Fund, Disciplined Large-Cap Fund, Dynamic Growth Fund, and the Equity Income Fund began offering their shares publicly on December 30, 2005.

The investment objective of the Growth Fund is long term capital growth. The investment objective of the Disciplined Mid-Cap Fund is long term capital growth. The investment objective of the Fixed Income Fund is a high level of income over the long term consistent with preservation of capital. The investment objective of the Municipal Income Fund is a high level of federally tax-free income over the long term consistent with preservation of capital. The investment objective of the Realty Fund is above average income and long term capital growth. The Realty Fund invests primarily in real estate related equity securities. The investment objective of the Disciplined Small-Cap Fund is long term capital growth. The investment objective of the Disciplined Large-Cap Fund is long term capital growth. The investment objective of the Dynamic Growth Fund is long term capital growth. The investment objective of the Equity Income Fund is above average dividend income and longterm capital growth. The Growth Fund, Disciplined Mid-Cap Fund, Realty Fund, Disciplined Small-Cap Fund, Disciplined Large-Cap Fund, Dynamic Growth Fund, Equity Income Fund and Fixed Income Fund are diversified. The Municipal Income Fund is non-diversified.

2)	Summary of Significant Accounting Policies

Security Valuation and Transactions

The investments in securities are stated at market value. The prices (net asset values) of the shares of each Fund are determined as of 4:00 p.m., Eastern time on each day the New York Stock Exchange is open for business and on any other day on which there is sufficient trading in a Fund’s securities to materially affect the net asset value. Security transactions are accounted for on trade date. Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser’s opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value, or when restricted or illiquid securities are being valued, such securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust (the ‘‘Board’’).

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

NOTES TO THE FINANCIAL STATEMENTS	Unaudited

2)	Summary of Significant Accounting Policies, continued

In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 ‘‘Fair Value Measurements.’’ This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of June 30, 2007, the Trust does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported on the statement of changes in net assets for a fiscal period.

Investment Income and Realized Capital Gains and Losses on Investment Securities

Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend and interest income are recorded net of foreign taxes. Gains and losses on sales of investments are calculated using the specific identification method. Discounts and premiums on securities purchased are amortized over the lives of the respective securities, using the interest method.

Income Taxes

It is the Funds’ policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Funds’ policy to distribute annually, after the end of the calendar year, any remaining taxable income to comply with the special provisions of the Internal Revenue Code available to registered investment companies. Each year the Funds intend to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required.

Accounting for Uncertainty in Income Taxes

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 – Accounting for Uncertainty in Income Taxes that requires the tax effects of certain tax positions to be recognized. These tax positions must meet a ‘‘more likely than not’’ standard that, based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Management of the Funds is currently evaluating the impact that FASB Interpretation No. 48 will have on the Funds’ financial statements.

Distributions

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Accounting principles generally accepted in the United States of America require that permanent financial reporting differences relating to shareholder distributions be reclassified to paid in capital or net realized gains. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Net assets are not affected by the reclassifications.

3)	Investment Advisory Agreements

The investment advisory agreements provide that Johnson Investment Counsel, Inc. (the ‘‘Adviser’’) will pay all of the Funds’ operating expenses, excluding brokerage fees and commissions, taxes, interest and extraordinary expenses.

The Adviser received management fees for the six months ended June 30, 2007 as indicated below. These fees are after the Adviser contractually waived part of the management fees on each of the Funds from the maximum of 1.00% as listed below. The Adviser intends the contractual fee waivers to be permanent, although the Adviser has the right to remove these fee waivers any time after April 30, 2008.

NOTES TO THE FINANCIAL STATEMENTS	Unaudited

3)	Investment Advisory Agreements, continued

		Contractual Fee	Management Fee	Contractual
Fund	Fee	Waiver	After Waiver	Waivers
Equity Income Fund	1.00%	0.05%	$67,350	$3,545
Growth Fund	1.00%	0.05%	$248,672	$13,088
Dynamic Growth Fund	1.00%	0.05%	$42,243	$2,223
Disciplined Large-Cap Fund	1.00%	0.05%	$48,855	$2,571
Disciplined Mid-Cap Fund	1.00%	0.05%	$432,722	$22,775
Disciplined Small-Cap Fund	1.00%	0.05%	$53,663	$2,824
Realty Fund	1.00%	0.05%	$103,687	$5,457
Fixed Income Fund	1.00%	0.15%	$373,580	$65,926
Municipal Income Fund	1.00%	0.35%	$34,595	$18,628

At June 30, 2007, management fees payable to the Adviser accounted to: $12,876 for the Equity Income Fund, $41,644 for the Growth Fund, $8,553 for the Dynamic Growth Fund, $8,756 for the Disciplined Large-Cap Fund, $73,657 for the Disciplined Mid-Cap Fund, $9,371 for the Disciplined Small-Cap Fund, $15,521 for the Realty Fund, $63,855 for the Fixed Income Fund and $5,535 for the Municipal Income Fund.

4)	Related Party Transactions

All officers and one trustee of the Johnson Mutual Funds Trust are employees of Johnson Investment Counsel, Inc., the Adviser. There are four independent Trustees. Total compensation for the Trustees as a group was $17,500 for the six months ended June 30, 2007 and as a group they received no additional compensation from the Trust. Compensation of the Trustees was paid by the Adviser. The Trust consists of thirteen Funds: Johnson Growth Fund, Johnson Disciplined Mid-Cap Fund, Johnson Realty Fund, Johnson Fixed Income Fund, Johnson Municipal Income Fund, JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, JIC Institutional Bond Fund III, Johnson Disciplined Small-Cap Fund, Johnson Disciplined Large-Cap Fund, Johnson Dynamic Growth Fund, Johnson Enhanced Return Fund, and Johnson Equity Income Fund. The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. At June 30, 2007, US Bank held in aggregate 50.62% of the Equity Income Fund, 27.97% of the Growth Fund, 52.88% of the Dynamic Growth Fund, 72.89% of the Disciplined Large-Cap Fund, 68.38% of the Disciplined Mid-Cap Fund, 82.76% of the Disciplined Small-Cap Fund, 73.01% of the Realty Fund, 76.33% of the Fixed Income Fund, and 91.89% of the Municipal Income Fund in an omnibus account for the benefit of Johnson Investment Counsel, Inc.

Johnson Financial, Inc. is a wholly-owned subsidiary of Johnson Investment Counsel, Inc., the Adviser. Johnson Financial, Inc. provides transfer agency, fund accounting, and administration services to the Funds. These services are paid for by the Adviser.

NOTES TO THE FINANCIAL STATEMENTS	Unaudited

5)	Purchases and Sales of Securities

During January 1, 2007 through June 30, 2007, purchases and sales of investment securities aggregated:

	Investment Securities Other Than
	Short Term Investments and
	U.S. Government Obligations		U.S. Government Obligations
Fund	Purchases	Sales	Purchases	Sales
Equity Income Fund	$9,484,627	$2,279,871	$0	$0
Growth Fund	$15,537,692	$18,529,106	$0	$0
Dynamic Growth Fund	$8,866,476	$2,230,522	$0	$0
Disciplined Large-Cap Fund	$5,851,300	$4,910,452	$0	$0
Disciplined Mid-Cap Fund	$36,427,221	$41,347,225	$0	$0
Disciplined Small-Cap Fund	$5,810,769	$4,791,849	$0	$0
Realty Fund	$2,016,189	$3,646,521	$0	$0
Fixed Income Fund	$13,996,575	$4,457,429	$0	$244,023
Municipal Income Fund	$670,162	$1,056,401	$0	$0

6)	Capital Share Transactions

As of June 30, 2007, there were an unlimited number of capital shares authorized for each Fund. Each Fund records purchases of its capital shares at the daily net asset value next determined after receipt of a shareholder’s order in proper form. Redemptions are recorded at the net asset value next determined following receipt of a shareholder’s written or telephone request in proper form.

Capital Share Transactions for the Period January 1 - June 30, 2007

	Equity		Dynamic	Disciplined	Disciplined	Disciplined		Fixed	Municipal
	Income	Growth	Growth	Large-Cap	Mid-Cap	Small-Cap	Realty	Income	Income
	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund
Shares Sold to Investors	441,232	122,389	390,193	68,630	161,408	69,574	14,851	794,551	107,363
Shares Issued on
Reinvestment of
Dividends	0	0	0	0	0	0	1,657	25,177	971
Subtotal	441,232	122,389	390,193	68,630	161,408	69,574	16,508	819,728	108,334
Shares Redeemed	(58,022)	(236,135)	(10,844)	(29,492)	(296,941)	(19,870)	(92,444)	(283,869)	(133,211)
Net Increase/(Decrease)
During Period	383,210	(113,746)	379,349	39,138	(135,533)	49,704	(75,936)	535,859	(24,877)
Shares Outstanding:
January 1, 2006
(Beginning of Period)	496,086	1,973,645	234,945	589,396	2,755,866	604,564	933,936	5,311,258	683,362
June 30, 2007
(End of Period)	879,296	1,859,899	614,294	628,534	2,620,333	654,268	858,000	5,847,117	658,485

NOTES TO THE FINANCIAL STATEMENTS	Unaudited

7)	Security Transactions

For Federal income tax purposes, the cost of investments owned on December 31, 2006 was the same as identified cost for the Disciplined Mid-Cap Fund, Disciplined Small-Cap Fund, Fixed Income Fund and Municipal Income Fund. The difference between book basis and tax basis unrealized appreciation for the Growth Fund, Realty Fund, Dynamic Growth Fund and Equity Income Fund is due to the deferral of wash sales in the amount of $15,192, $3,988, $3,412, and $6,181, respectively, and the deferral of Post–October losses for the Dynamic Growth Fund and Disciplined Large-Cap Fund in the amount of $1,698 and $291, respectively. As of June 30, 2007, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

	Cost of			Net Appreciation
Fund	Securities	Appreciation	(Depreciation)	(Depreciation)
Equity Income Fund	$15,186,117	$1,469,222	$(155,956)	$1,313,266
Growth Fund	$44,357,720	$9,013,062	$(481,778)	$8,531,284
Dynamic Growth Fund	$10,285,580	$999,291	$(247,207)	$752,084
Disciplined Large-Cap Fund	$10,220,575	$1,320,819	$(346,259)	$974,560
Disciplined Mid-Cap Fund	$73,139,199	$21,964,987	$(1,574,344)	$20,390,643
Disciplined Small-Cap Fund	$10,781,009	$1,918,849	$(596,057)	$1,322,792
Realty Fund	$10,244,097	$8,747,365	$(385,696)	$8,361,669
Fixed Income Fund	$91,419,763	$168,237	$(1,374,770)	$(1,206,533)
Municipal Income Fund	$10,247,197	$77,946	$(83,552)	$(5,606)

8)	Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

9)	Net Investment Income and Net Realized Capital Losses

As of December 31, 2006, the Disciplined Small-Cap Fund had accumulated net realized capital loss carryovers of ($63,465) expiring in 2014, the Disciplined Large-Cap Fund had accumulated net realized capital loss carryovers of ($42,921) expiring in 2014, the Dynamic Growth Fund had accumulated net realized capital loss carryovers of ($20,792) expiring in 2014, the Fixed Income Fund had accumulated net realized capital loss carryovers of ($23,925) expiring in 2014, and the Municipal Income Fund had accumulated net realized capital loss carryovers of ($1,823) expiring in 2010, ($26,952) expiring in 2011, ($3,262) expiring in 2013 and ($1,855) expiring in 2014. To the extent that these Funds realize future net capital gains, those gains will be offset by any unused capital loss carryovers.

NOTES TO THE FINANCIAL STATEMENTS	Unaudited

10)	Distributions to Shareholders

Johnson Growth Fund

The tax character of distributions paid are as follows:	2007	2006

Distribution paid from:
Ordinary Income	$0	$355,497
Net Realized Long-Term Capital Gain	0	2,326,975
Net Realized Short-Term Capital Gain	0	673,124
Total distributions paid	$0	$3,355,596

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:
Undistributed Ordinary Income		$181
Undistributed Long-Term Capital Gain/(Loss)		15,348
Unrealized Appreciation/(Depreciation)		8,549,601
Total distributable earnings on a tax basis		$8,565,130

Johnson Disciplined Mid-Cap Fund

The tax character of distributions paid are as follows:	2007	2006

Distribution paid from:
Ordinary Income	$0	$351,099
Net Realized Long-Term Capital Gain	0	10,127,957
Net Realized Short-Term Capital Gain	0	757,330
Total distributions paid	$0	$11,236,386

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:
Undistributed Ordinary Income		$1,422
Undistributed Long-Term Capital Gain		131
Unrealized Appreciation		16,536,149
Total distributable earnings on a tax basis		$16,537,702

Johnson Realty Fund

The tax character of distributions paid are as follows:	2007	2006

Distribution paid from:
Ordinary Income	$0	$354,757
Net Realized Long-Term Capital Gain	0	1,066,734
Net Realized Short-Term Capital Gain	0	46,318
Total distributions paid	$0	$1,467,809

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:
Undistributed Long-Term Capital Gain/(Loss)		$65
Unrealized Appreciation		11,467,702
Total distributable earnings on a tax basis		$11,467,767

NOTES TO THE FINANCIAL STATEMENTS	Unaudited

10)	Distributions to Shareholders, continued

Johnson Disciplined Small-Cap Fund

The tax character of distributions paid are as follows:	2007	2006

Distribution paid from:
Ordinary Income	$0	$0
Net Realized Long-Term Capital Gain	0	0
Net Realized Short-Term Capital Gain	0	0
Total distributions paid	$0	$0

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:
Capital Loss Carryforward		$(63,465)
Unrealized Appreciation		772,060
Total distributable earnings on a tax basis		$708,595

Johnson Disciplined Large-Cap Fund

The tax character of distributions paid are as follows:	2007	2006

Distribution paid from:
Ordinary Income	$0	$33,627
Total distributions paid	$0	$0

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:
Undistributed Ordinary Income		$160
Capital Loss Carryforward		(42,921)
Unrealized Appreciation		519,574
Total distributable earnings on a tax basis		$476,813

Johnson Dynamic Growth Fund

The tax character of distributions paid are as follows:	2007	2006

Distribution paid from:
Ordinary Income	$0	$2,757
Total distributions paid	$0	$2,757

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:
Undistributed Ordinary Income		$127
Capital Loss Carryforward		(20,792)
Unrealized Appreciation		283,696
Total distributable earnings on a tax basis		$263,031

NOTES TO THE FINANCIAL STATEMENTS	Unaudited

10)	Distributions to Shareholders, continued

Johnson Equity Income Fund

The tax character of distributions paid are as follows:	2007	2006

Distribution paid from:
Ordinary Income	$0	$61,600
Net Realized Short-Term Capital Gain	0	5,605
Total distributions paid	$0	$67,205
As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:
Undistributed Ordinary Income		$18,715
Unrealized Appreciation		586,156
Total distributable earnings on a tax basis		$604,871

Johnson Fixed Income Fund

The tax character of distributions paid are as follows:	2007	2006

Distribution paid from:
Ordinary Income	$1,815,094	$3,062,164
Net Realized Long-Term Capital Gain	0	0
Total distributions paid	$1,815,094	$3,062,164
As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:
Undistributed Ordinary Income		$548
Capital Loss Carryforward		(23,925)
Unrealized Depreciation		(172,237)
Total distributable earnings on a tax basis		$(195,614)

Johnson Municipal Income Fund

The tax character of distributions paid are as follows:	2006	2006

Distribution paid from:
Ordinary Income	$185,202	$345,937
Total distributions paid	$185,202	$345,937
As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:
Capital Loss Carry Forward		$(33,892)
Unrealized Appreciation		145,764
Total distributable earnings on a tax basis		$111,872

DISCLOSURE OF EXPENSES

Shareholders of the Funds incur ongoing operating expenses consisting solely of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Funds and to compare these expenses with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Funds on December 31, 2006 and held through June 30, 2007.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During the Period.’’

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing expenses of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.
			Expenses Paid
			During Period*
	Beginning Account Value	Ending Account Value	January 1, 2007 -
	December 31, 2006	June 30, 2007	June 30, 2007
Johnson Equity Income Fund
Actual Fund Return	$1,000.00	$1,071.96	$4.86
Hypothetical Return	$1,000.00	$1,020.08	$4.76
Johnson Growth Fund
Actual Fund Return	$1,000.00	$1,066.37	$4.84
Hypothetical Return	$1,000.00	$1,020.08	$4.76
Johnson Dynamic Growth Fund
Actual Fund Return	$1,000.00	$1,068.41	$4.88
Hypothetical Return	$1,000.00	$1,020.08	$4.76
Johnson Disciplined Large-Cap Fund
Actual Fund Return	$1,000.00	$1,093.31	$4.98
Hypothetical Return	$1,000.00	$1,020.08	$4.76
Johnson Disciplined Mid-Cap Fund
Actual Fund Return	$1,000.00	$1,121.27	$5.05
Hypothetical Return	$1,000.00	$1,020.08	$4.76
Johnson Disciplined Small-Cap Fund
Actual Fund Return	$1,000.00	$1,055.37	$4.80
Hypothetical Return	$1,000.00	$1,020.08	$4.76
Johnson Realty Fund
Actual Fund Return	$1,000.00	$ 930.37	$4.85
Hypothetical Return	$1,000.00	$1,020.08	$4.76
Johnson Fixed Income Fund
Actual Fund Return	$1,000.00	$1,008.21	$4.24
Hypothetical Return	$1,000.00	$1,020.58	$4.26
Johnson Municipal Income Fund
Actual Fund Return	$1,000.00	$1,002.80	$3.24
Hypothetical Return	$1,000.00	$1,021.57	$3.26

*
Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). For the Growth, Mid-Cap, Realty, Small-Cap, Large-Cap, Dynamic Growth and Equity Income Funds, the expense ratio is 0.95%, for the Fixed Income Fund, the expense ratio is 0.85% and for the Municipal Income Fund, the expense ratio is 0.65%.

REVIEW AND RENEWAL OF MANAGEMENT AGREEMENTS

The Board of Trustees of Johnson Mutual Funds Trust considered and renewed the Management Agreements between the Trust and the Adviser on May 30, 2007. The Trustees reviewed a memorandum discussing, among other things, the Adviser’s business, its personnel and operations, the compensation received for management services, performance for the most recently completed fiscal year end, economies of scale and compliance.

As to the performance of the Funds, the Trustees reviewed the December 31, 2006 performance data, which included annual returns as well as one year, five year and ten year performance data of each Fund compared to the appropriate index and, with respect to the retail Funds, compared to a peer group of similar mutual funds. The Trustees noted that higher quality securities in general had underperformed because their value had not been recognized by the markets. The Trustees discussed the impact of brokerage commissions on the Funds, noting that the returns were not significantly impacted because of the relatively low turnover rate. After discussion, the Trustees indicated that, while some Funds had performed better than others, it was their consensus that the performance of each Fund was reasonable, given the Adviser’s emphasis on higher quality securities.

As to the nature, extent and quality of services provided by the Adviser, the Trustees discussed the information provided in the memorandum which described the Adviser’s business and personnel. They discussed the professionalism and experience of the Adviser’s personnel, in particular those dedicated to portfolio management. The Trustees also discussed the Adviser’s compliance program and the resources directed to compliance. They observed that reports of shareholder complaints are virtually non-existent, and that the results of recent regulatory examinations and internal control reviews have been generally positive. It was the consensus of the Trustees that the nature and extent of services provided by the Adviser under the Management Agreements were consistent with the Board’s expectations, and that the overall quality of the services was excellent.

As to the cost of the services provided and the profits realized by the Adviser and its affiliates from the relationship with the Funds, the Trustees reviewed the compensation paid to the Adviser for the fiscal year ended December 31, 2006 by each Fund, both in total dollars as well as a percentage of assets. The Trustees also reviewed a list of mutual funds, which indicated average expense ratios for mutual funds in comparative categories and for specific local and national funds. They also reviewed a ranking of the expense ratios of Johnson Funds compared to all mutual funds as ranked and contained in the applicable Morningstar universe. The Trustees discussed the fact that the Adviser pays all of the Funds’ expenses, and that this must be considered when approving the agreements. The Trustees noted that each Johnson Fund had a ranking in the lower half of its Morningstar universe, and that most of the Funds had rankings significantly below the mean. Trustees compared Advisory fees paid by individual Adviser clients to the fees paid by the Funds. The Trustees also discussed the profitability of the Funds to the Adviser. A representative of the Adviser reported on the Adviser’s financial condition.

The Board concluded that the Adviser had done an excellent job of providing high quality services to the Funds on a very cost effective basis. They also discussed the fact that the Adviser had subsidized the Funds for several years and that this was an important factor with respect to current profitability. The Trustees concluded that because the Funds were clearly among the lower deciles in expense ratio, and given the size of the Funds and other data, that there was no way that excessive profits could be derived from the Funds. They indicated that they understood and agreed that, if the size of the Funds were to grow substantially or the expense ratio comparisons were to change significantly, they would consider requesting break points. They acknowledged that the Adviser has a history of waiving fees and the Independent Trustees agreed that, based on the Adviser’s past practice, it would be reasonable to expect the Adviser to offer additional waivers if and when such waivers were appropriate.

In conclusion, the Trustees indicated that they were highly satisfied with the quality of services provided in the past. They did not identify any single factor as controlling in their considerations, and determined based on their review that the renewal of the applicable Management Agreement was in the best interest of each Fund and its shareholders.

ADDITIONAL INFORMATION

Proxy Disclosure

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent 12-month period ended June 30 are available without charge: (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available, without charge, (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Code of Ethics

The Trust’s Code of Ethics is available on request without charge; please call for your copy at 513-661-3100 or 1-800-541-0170 or write us at:

Johnson Mutual Funds
3777 West Fork Road
Cincinnati OH 45247

[THIS PAGE INTENTIONALLY LEFT BLANK]

Trustees and Officers

Ronald H. McSwain	Independent Trustee, Chairman
Timothy E. Johnson	Trustee, President
James J. Berrens	Independent Trustee
John R. Green	Independent Trustee
Kenneth S. Shull	Independent Trustee

Dale H. Coates	Vice President, Secretary
Scott J. Bischoff	Chief Compliance Officer
Marc E. Figgins	CFO, Treasurer
Jennifer J. Kelhoffer	Secretary

Transfer Agent and Fund Accountant
Johnson Financial, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
(513) 661-3100 (800) 541-0170

Custodian
National City Bank
Three East Fourth Street
 Cincinnati, Ohio 45202

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.
 800 Westpoint Parkway, Suite 1100
Westlake, Ohio 44145-1524

Legal Counsel
Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, Ohio 45202

This report is authorized for distribution to prospective investors only when accompanied or preceded by the Funds’ prospectus, which illustrates each Fund’s objectives, policies, management fees, and other information that may be helpful in making an investment decision.

Investment Company Act #811-7254

SEMI-ANNUAL REPORT	JUNE 30, 2007 - UNAUDITED

♦	JIC Institutional Bond Fund I

♦	JIC Institutional Bond Fund II

♦	JIC Institutional Bond Fund III

♦	Johnson Enhanced Return Fund

INVESTMENT ADVISER:

Johnson Investment Counsel, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
513-661-3100
800-541-0170

JOHNSON MUTUAL FUNDS	June 30, 2007 - Unaudited

Table of Contents

Our Message to You	1

Performance Review and Management Discussion
JIC Institutional Bond Fund I	2
JIC Institutional Bond Fund II	3
JIC Institutional Bond Fund III	4
Johnson Enhanced Return Fund	5

Portfolio of Investments
JIC Institutional Bond Fund I	6
JIC Institutional Bond Fund II	8
JIC Institutional Bond Fund III	10
Johnson Enhanced Return Fund	12

Financial Highlights
JIC Institutional Bond Fund I	17
JIC Institutional Bond Fund II	18
JIC Institutional Bond Fund III	19
Johnson Enhanced Return Fund	20

Notes to the Financial Statements	21-25

Disclosure of Expenses	27

Review and Renewal of Management Agreements	28

Additional Information	29

Trustees, Officers, Transfer Agent, Fund Accountant Custodian,
Auditors, Legal Counsel	Back Page

OUR MESSAGE TO YOU

August 15, 2007

Dear Shareholder:

We are pleased to present you with the Johnson Mutual Funds’ June 30, 2007 Semi-Annual Report. On the following pages, we have provided commentary on the performance of each of the Funds for the first six months of the year as well as the relative performance compared to an appropriate index. The remainder of the report provides the holdings of each Johnson Mutual Fund as well as other financial data and notes.

The equity markets for 2007 have been a roller coaster ride. Equity indices hit record highs as investors enjoyed double digit returns through mid-July. However, most of those gains have been given back as volatility has returned to the market. Year to date through August 15th, the double digit returns that the Dow had witnessed in July had dropped to 4.66%. The Standard & Poor’s 500 Index (S&P), a broader measure, returned just 0.33% through August 15th. The Lehman Intermediate Term Government/Credit Index was up 2.94% through August 15th as the fixed income markets witnessed rising credit and economic concerns. Real Estate Investment Trusts (REITS) finally cooled off, with the National Association of Real Estate Investment Trusts Index (NAREIT) falling 15.33% year to date through August 15.

Concerns about credit have received much attention in the fixed income markets. There has been much publicity in recent media regarding the subprime mortgage market as borrowers with poor credit default on their home loans. This situation spread globally the past eight weeks, which reduced the liquidity for fixed income instruments. To promote restoration of orderly conditions in the financial markets, the Fed has temporarily injected liquidity into the banking system and lowered certain interest rates. These moves have provided some near term stability to the financial markets.

The Fed’s July report on economic activity suggested mixed economic indicators. The overall economy has grown at a moderate pace as international growth has helped to support employment and net exports. The economy has been affected by a weak housing market. The downturn in the economy that became apparent last year caused many economists to think that the economy would suffer. However, consumers continued to spend as the stock market enjoyed record levels through July, which contributed to the strong consumer spending. The recent downturns in the markets and the housing weakness have caused pressure on consumer’s asset growth, which could make the economy vulnerable to recession. Another factor that has put inflationary pressure on the economy is energy, as oil has fluctuated around $70 a barrel once again. The high energy costs causes consumer spending to be diverted from discretionary types of goods.

Although unsettling, we believe that the recent fluctuations in the market are not that unusual. Investors with high quality, diversified portfolios are still positioned for long-term capital growth. Even though the stock market is basically unchanged from its peak 7 1/2 years ago, we believe it is completing the digestion of the 1990’s excesses as stock valuations have improved considerably.

Thank you for your continued confidence by selecting Johnson Mutual Funds to serve your financial needs. As always, please feel free to call us at (513) 661-3100 or (800) 541-0170 with your comments or questions.

Sincerely,

Timothy E. Johnson, President
Johnson Mutual Funds

1

JOHNSON INSTITUTIONAL BOND FUND I	Performance Review - June 30, 2007 - Unaudited

JIC Fund I provided a 1.86% total return through the first six months of 2007 compared to 2.17% for the Merrill Lynch 1-3 Year (no BBB) Government/Corporate Index. The Fund’s greater interest rate sensitivity was a modest detriment to performance as interest rates increased during the first half of 2007. Short-term interest rates rose during the second quarter as expectations for Federal Reserve rate cuts waned. As data on the economy came in above expectations, the likelihood that the Federal Reserve would lower short-term interest rates diminished rapidly. While we concur the timing of a policy adjustment is delayed, we still anticipate the next move by the Federal Reserve will be to cut rates. While the economic environment has been steady, risks to the outlook are growing. We expect this will ultimately cause the Fed to ease its credit stance. As such, we anticipate that we will maintain a longer maturity structure in the Fund than the Index. We believe that this will allow us to capitalize on the additional yield afforded these slightly longer maturities as the yield curve returns to its normal slope.

Additionally, the Fund has an allocation to mortgage-backed securities. These securities lagged the market slightly as interest volatility increased amid the changing economic landscape. The mortgages within the Fund are much different than the subprime mortgages which are making headlines. The Fund’s mortgages are all prime, conforming mortgage loans backed by government agencies. We expect these securities to benefit from an environment that rewards high quality securities that will unfold as a result of the subprime mortgage crisis.

Looking forward, we anticipate a slow economy, contained inflation and somewhat diminished interest rate volatility. Therefore, portfolio yield, balanced with proper risk assessment will be of paramount importance to total returns for the remainder of the year. The Fund intends to maintain its longer-than benchmark maturity structure and emphasize quality corporate bonds, callable government agency and mortgage-backed securities to enhance yield. We believe this will enable us to maintain an optimal combination of quality and yield.

Fund I maintains its focus on high quality securities. Each security in the Fund is rated ‘‘A’’ or higher as indicated in the Quality Allocation Chart on this page. The Fund uses the lower rating received from either Standard & Poor’s or Moody’s Rating Agencies. These highly rated securities are considered to have above average to strong protection of principal and interest payments.

Average Annual Total Returns As of June 30, 2007
	JIC Institutional Bond Fund I	Merrill Lynch 1-3 Year Gov’t/Corp Index (No BBB)
Six Months	1.86%	2.17%
One Year	5.32%	5.28%
Three Years	3.18%	3.11%
Five Years	3.22%	3.01%
Since Inception*	3.95%	4.56%

A high level of income over the long term consistent with capital preservation is the objective of the JIC Institutional Bond Fund I. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any interest and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. As of March 1, 2006, the JIC Institutional Bond Fund I has chosen the Merrill Lynch 1-3 Year Government/Corporate Index with no BBB Rated Bonds as its benchmark because that Index better reflects the Fund’s investment style. A shareholder cannot invest directly in the Merrill Lynch 1-3 Year Government/ Corporate Index. Six month returns are not annualized. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

*Inception was August 30, 2000.

2

JOHNSON INSTITUTIONAL BOND FUND II	Performance Review - June 30, 2007 - Unaudited

JIC Fund II provided a 1.35% total return through the first six months of 2007 compared to 1.63% for the Merrill Lynch 3-5 Year (no BBB) Government/Corporate Index. The Fund’s greater interest rate sensitivity was a modest detriment to performance as interest rates increased during the first half of 2007. Short-term interest rates rose during the second quarter as expectations for Federal Reserve rate cuts waned. As data on the economy came in above expectations, the likelihood that the Federal Reserve would lower short-term interest rates diminished rapidly. While we concur the timing of a policy adjustment is delayed, we still anticipate the next move by the Federal Reserve will be to cut rates. While the economic environment has been steady, risks to the outlook are growing. We expect this will ultimately cause the Fed to ease its credit stance. As such, we anticipate that we will maintain a longer maturity structure in the Fund than the Index. We believe that this will allow us to capitalize on the additional yield afforded these slightly longer maturities as the yield curve returns to its normal slope.

Additionally, the Fund has an allocation to mortgage-backed securities. These securities lagged the market slightly as interest volatility increased amid the changing economic landscape. The mortgages within the Fund are much different than the subprime mortgages which are making headlines. The Fund’s mortgages are all prime, conforming mortgage loans backed by government agencies. We expect these securities to benefit from an environment that rewards high quality securities that will unfold as a result of the subprime mortgage crisis.

Looking forward, we anticipate a slow economy, contained inflation and somewhat diminished interest rate volatility. Therefore, portfolio yield, balanced with proper risk assessment will be of paramount importance to total returns for the remainder of the year. The Fund intends to maintain its longer-than benchmark maturity structure and emphasize quality corporate bonds, callable government agency and mortgage-backed securities to enhance yield. We believe this will enable us to maintain an optimal combination of quality and yield.

Fund II maintains its focus on high quality securities. Each security in the Fund is rated ‘‘A’’ or higher as indicated in the Quality Allocation Chart on this page. The Fund uses the lower rating received from either Standard & Poor’s or Moody’s Rating Agencies. These highly rated securities are considered to have above average to strong protection of principal and interest payments.

Average Annual Total Returns As of June 30, 2007
	JIC Institutional Bond Fund II	Merrill Lynch 3-5 Year Gov’t/Corp Index (No BBB)
Six Months	1.35%	1.63%
One Year	5.50%	5.83%
Three Years	3.10%	3.18%
Five Years	3.59%	3.90%
Since Inception*	4.76%	5.80%

A high level of income over the long term consistent with capital preservation is the objective of the JIC Institutional Bond Fund II. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any interest and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. As of March 1, 2006, the JIC Institutional Bond Fund II has chosen the Merrill Lynch 3-5 Year Government/Corporate Index with no BBB Rated Bonds as its benchmark because that Index better reflects the Fund’s investment style. A shareholder cannot invest directly in the Merrill Lynch 3-5 Year Government/Corporate Index. Six month returns are not annualized. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

* Inception was August 30, 2000.

3

JOHNSON INSTITUTIONAL BOND FUND III	Performance Review - June 30, 2007 - Unaudited

JIC Fund III provided a 0.78% total return through the first six months of 2007 compared to 1.13% for the Merrill Lynch 5-7 Year (no BBB) Government/Corporate Index. The Fund’s greater interest rate sensitivity was a modest detriment to performance as interest rates increased during the first half of 2007. Short-term interest rates rose during the second quarter as expectations for Federal Reserve rate cuts waned. As data on the economy came in above expectations, the likelihood that the Federal Reserve would lower short-term interest rates diminished rapidly. While we concur the timing of a policy adjustment is delayed, we still anticipate the next move by the Federal Reserve will be to cut rates. While the economic environment has been steady, risks to the outlook are growing. We expect this will ultimately cause the Fed to ease its credit stance. As such, we anticipate that we will maintain a longer maturity structure in the Fund than the Index. We believe that this will allow us to capitalize on the additional yield afforded these slightly longer maturities as the yield curve returns to its normal slope.

Additionally, the Fund has an allocation to mortgage-backed securities. These securities lagged the market slightly as interest volatility increased amid the changing economic landscape. The mortgages within the Fund are much different than the subprime mortgages which are making headlines. The Fund’s mortgages are all prime, conforming mortgage loans backed by government agencies. We expect these securities to benefit from an environment that rewards high quality securities that will unfold as a result of the subprime mortgage crisis.

Looking forward, we anticipate a slow economy, contained inflation and somewhat diminished interest rate volatility. Therefore, portfolio yield, balanced with proper risk assessment will be of paramount importance to total returns for the remainder of the year. The Fund intends to maintain its longer-than benchmark maturity structure and emphasize quality corporate bonds, callable government agency and mortgage-backed securities to enhance yield. We believe this will enable us to maintain an optimal combination of quality and yield.

Fund III maintains its focus on high quality securities. Each security in the Fund is rated ‘‘A’’ or higher as indicated in the Quality Allocation Chart on this page. The Fund uses the lower rating received from either Standard & Poor’s or Moody’s Rating Agencies. These highly rated securities are considered to have above average to strong protection of principal and interest payments.

Average Annual Total Returns As of June 30, 2007
	JIC Institutional Bond Fund III	Merrill Lynch 5-7 Year Gov’t/Corp Index (No BBB)
Six Months	0.78%	1.13%
One Year	5.45%	6.18%
Three Years	3.23%	3.67%
Five Years	4.06%	4.67%
Since Inception*	5.19%	6.58%

A high level of income over the long term consistent with capital preservation is the objective of the JIC Institutional Bond Fund III and the primary assets are investment-grade government and corporate bonds. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any interest and capital gains. The Fund’s performance is after all fees, whereas the index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. As of March 1, 2006, the JIC Institutional Bond Fund III has chosen the Merrill Lynch 5-7 Year Government/Corporate Index with no BBB Rated Bonds as its benchmark because that Index better reflects the Fund’s investment style. A shareholder cannot invest directly in the Merrill Lynch 5-7 Year Government/Corporate Index. Six month returns are not annualized. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

* Inception was August 30, 2000.

4

JOHNSON ENHANCED RETURN FUND	Performance Review - June 30, 2007 - Unaudited

The Johnson Enhanced Return Fund provided a total return of 6.16% through the first six months of 2007 compared to 6.96% for the Standard and Poor’s 500 Index. The half was divided into two distinct quarters - the first marked by relative outperformance and a flat stock market and the second by a strong market and relative underperformance.

Short-term interest rates rose during the second quarter as expectations for a Federal Reserve rate cut waned. As interest rates rose, the total return on the bond portion of the Fund did not keep pace with the increasing cost-of-carry of the futures contracts and became a drag on performance. Looking forward, the Fund intends to continue to invest its assets in investment-grade, short maturity bonds. As interest rates stabilize and the yield curve normalizes, our historical analysis suggests that such a portfolio should produce total returns that exceed the cost-of-carry of the futures contracts and lead to incremental alpha above the stock market index. This is the environment we anticipate will emerge during the second half of the year.

We also anticipate the favorable environment for the stock market evident in the second quarter to continue. Given that valuation ratios have reverted back to their long-term average, we believe future equity returns will be largely driven by increased corporate earnings and dividends. We expect that the futures contracts used to replicate equity performance should continue to closely track the market’s returns.

Average Annual Total Returns As of June 30, 2007
	Enhanced Return Fund	S&P 500 Index
Six Months	6.16%	6.96%
One Year	20.24%	20.59%
Since Inception*	14.64%	14.70%

Outperforming the Fund’s benchmark, the S&P 500 Composite Stock Price Index, over a full market cycle is the objective of the Johnson Enhanced Return Fund and the primary assets are stock index futures contracts and short-term investment-grade fixed income securities. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any interest and capital gains. The Fund’s performance is after all fees, whereas the index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is the established benchmark. A shareholder cannot invest directly in the S&P 500 Index. Six month returns are not annualized. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

* Fund inception was December 30, 2005

5

JIC INSTITUTIONAL BOND FUND I	Portfolio of Investments as of June 30, 2007 - Unaudited

	Face
Fixed Income Securities — Bonds	Value	Dollar Value
Finance
Associates Corporation, 7.950%
Due 02/15/10	200,000	212,109
Fifth Third Bank Notes, 4.200%
Due 02/23/10	1,200,000	1,167,691
Bank of America Corp Subordinated
Notes, 7.400% Due 01/15/11	1,100,000	1,165,475
Bank of New York Notes, 4.950%
Due 01/14/11	510,000	502,692
Citigroup Incorporated Notes, 5.125%
Due 02/14/11	1,500,000	1,482,554
Genworth Financial, 4.750%
Due 06/15/09	1,095,000	1,082,423
Key Bank NA Subordinated
Notes, 5.700% Due 08/15/12	1,135,000	1,139,194
Lincoln National Corporation Notes,
6.500% Due 03/15/08	1,000,000	1,004,205
Merrill Lynch and Company Notes,
4.7900% Due 08/04/10	1,000,000	980,611
Morgan Stanley Dean Witter, 3.625%
Due 04/01/08	1,000,000	986,507
Bank One Corporation Subordinated
Notes, 5.900% Due 11/15/11	1,000,000	1,015,290
UBS AG Unsubordinated Note, Series
144A, 2.1781% Due 10/26/07 *(a)	800,000	776,696
US Bank NA Subordinated
Notes, 6.375% Due 08/01/11	1,000,000	1,031,069
US Bank NA Subordinated
Notes, 6.500% Due 02/01/08	870,000	873,396
Wachovia Corporation, 5.350%
Due 03/15/11	500,000	497,807
Wachovia Corporation, 6.000%
Due 10/30/08	670,000	675,350
Wells Fargo & Company, 3.750%
Due 10/15/07	1,190,000	1,184,151
Wells Fargo Bank Subordinated
Notes, 6.450% Due 02/01/11	500,000	515,956
Total Finance: 28.5%		$16,293,176

Industrial
Danaher Corporation Notes, 6.000%
Due 10/15/08	1,000,000	1,003,822
Dell Computer Senior Notes, 6.55%
Due 04/15/08	894,000	901,599
General Electric Company Notes,
5.000% Due 02/01/13	800,000	776,558
General Electric Capital Corp
Notes, 6.000% Due 06/15/12	2,000,000	2,037,830
Gillette Company Notes, 3.500%
Due 10/15/07	1,000,000	994,849
Home Depot, 4.625% Due 08/15/10	1,585,000	1,540,118
Target Corporation Notes, 6.350%
Due 01/15/11	1,000,000	1,027,693
Wal-Mart Stores, 6.875%, Due 08/10/09	1,000,000	1,031,767
Total Industrial: 16.3%		$9,314,236

Sovereign
Ontario Province, 3.375% Due 01/15/08	1,000,000	990,847
Total Sovereign: 1.7%		$990,847
Utilities
Alabama Power Company, 7.125%
Due 10/01/07	200,000	200,696
Georgia Power Company Senior Notes,
4.000% Due 01/15/11	1,000,000	953,245
National Rural Utilities Collateral
Trust, 4.375% Due 10/01/10	1,250,000	1,210,320
Total Utilities: 4.1%		$2,364,261

United States Government Agency
Obligations
Federal Home Loan Bank, 3.850%
Due 01/30/08	2,500,000	2,478,665
Federal Home Loan Bank, 4.500%
Due 04/11/08	2,500,000	2,484,520
Federal Home Loan Mortgage
Corporation, 5.125% Due 10/15/08	2,000,000	1,999,936
Federal National Mortgage Association,
4.500% Due 02/27/08	2,000,000	1,989,168
Federal National Mortgage Association,
3.600% Due 03/03/09	2,000,000	1,949,352
Federal National Mortgage Association,
3.410% Due 08/30/07	1,000,000	996,815
Federal National Mortgage Association,
3.700% Due 11/1/07	3,000,000	2,983,059
Tennessee Valley Authority, 5.6250%
Due 01/18/11	1,000,000	1,014,574
Total United States Government
Agency Obligations: 27.8%		$15,896,089

United States Government Agency Obligations - Mortgage-Backed Securities
Freddie Mac Gold MBS 7 Year Balloon,
5.000% Due 11/1/10	537,307	534,433
Freddie Mac Gold MBS 5 Year Balloon,
4.500% Due 12/01/09	643,904	637,644

The accompanying notes are an integral part of the financial statements.
6

JIC INSTITUTIONAL BOND FUND I	Portfolio of Investments as of June 30, 2007 - Unaudited

	Face
Fixed Income Securities — Bonds	Value	Dollar Value
Federal Home Loan Bank CMO Series
00-0582 Class H, 4.750%
Due 10/25/10	1,468,819	1,434,302
Freddie Mac CMO Pool 2171 Class B,
6.279% Due 06/15/09	540,000	548,099
Fannie Mae 30 Year Mortgage Backed
Security, 5.500% Due 01/01/37	1,539,513	1,485,806
Fed. Nat’l Mortgage Assoc. CMO Pool
2003-20 Class HR, 4.500%
Due 10/25/16	591,374	580,409
Government Nat’l Mortgage Assoc.
CMO Pool 2004-95 Class QA,
4.500% Due 3/20/34	779,185	739,982
Total United States Government Agency
Obligations - Mortgage-Backed Securities:
10.4%		$5,960,675

United States Government Treasury
Obligations
United States Treasury Note, 3.000%
Due 02/15/09	850,000	824,766
United States Treasury Note, 4.000%
Due 11/15/12	2,000,000	1,917,970
United States Treasury Note, 4.000%
Due 04/15/10	2,000,000	1,954,532
Total United States Government Treasury
Obligations: 8.2%		$4,697,268

Total Fixed Income - Bonds: 97.0%.		$55,516,552
(Fixed Income Identified Cost $56,076,540)
Cash Equivalents
Federated U.S. Treasury Cash Reserves
Money Market Fund 3.96% yield *		1,059,089
Total Cash Equivalents: 1.8%		$1,059,089
(Cash Equivalents Identified Cost $1,059,089)
Total Portfolio Value: 98.8%		$56,575,641
(Total Portfolio Identified Cost $57,135,629)
Other Assets Less Liabilities 1.2%		$691,734
Total Net Assets 100.0%		$57,267,375

*	Variable rate security, the coupon rate shown represents the rate at June 30, 2007.
(a)	Security is valued by the Adviser in accordance with the Trust’s Good Faith Pricing Guidelines as of June 30, 2007.

The accompanying notes are an integral part of the financial statements.
7

JIC INSTITUTIONAL BOND FUND II	Portfolio of Investments as of June 30, 2007 - Unaudited

	Face
Fixed Income Securities — Bonds	Value	Dollar Value
Finance
Allstate Corporation, 7.200%
Due 12/01/09	500,000	519,872
American International Group Notes,
2.875% Due 05/15/08	890,000	870,645
Bank of America Subordinated Notes,
5.420% Due 03/15/17	1,000,000	960,439
Branch Banking & Trust Subordinated
Notes, 5.625% Due 09/15/16	1,000,000	983,920
Citigroup Incorporated Subordinated
Notes, 5.000%, 09/15/14	1,000,000	952,673
Citigroup Incorporated Notes, 6.000%,
02/21/12	750,000	764,753
Fifth Third Bancorp Subordinated
Notes, 5.450% Due 01/15/17	1,000,000	966,191
US Bancorp Subordinated, 6.875%
Due 09/15/07	250,000	250,489
Genworth Financial Notes, 4.750%
Due 06/15/09	1,000,000	988,514
Key Bank NA Subordinated Notes,
5.800% Due 078/01/14	1,056,000	1,051,545
Merrill Lynch, 3.375%, Due 09/14/07	1,000,000	995,984
Morgan Stanley Dean Witter, 4.250%
Due 05/15/10	830,000	804,060
Morgan Stanley Subordinated Notes,
4.750% Due 04/01/14	490,000	458,227
Progressive Corporation Senior Notes,
6.375% Due 01/15/12	640,000	658,376
UBS AG Unsubordinated Note, Series
144A, 2.1781% Due 10/26/07 *(a)	800,000	776,696
US Bancorp Subordinated, 6.375%
Due 09/15/07	650,000	670,195
Wachovia Corp., 5.250% Due 08/01/14	1,180,000	1,147,903
Wells Fargo Company Subordinated
Notes, 4.950% Due 10/16/13	1,000,000	964,359
Total Finance: 26.0%		$14,784,841

Industrial
Becton Dickinson, 7.150% Due 10/01/09	1,000,000	1,035,895
Target Corporation, 9.625%
Due 02/01/08	380,000	388,668
Dell, Inc., 6.550%, Due 04/15/08	1,000,000	1,008,500
Franchise Finance Corporation of
America, 8.750% Due 10/15/10	1,000,000	1,096,285
General Electric Capital Corporation
Notes, 6.000% Due 06/15/12	1,000,000	1,018,915
Gillette Company, 3.500% Due 10/15/07	1,000,000	994,849
Honeywell International, 6.2000%
Due 02/01/08	500,000	502,013
Lowes Companies, Inc., 8.250%
Due 06/01/10	390,000	418,894
McDonald’s Corporation, 5.950%
Due 01/15/08	425,000	426,287
Danaher Corporation Notes, 6.000%
Due 10/15/08	600,000	602,293
Target Corporation, 6.350%
Due 01/15/11	400,000	411,077
United Technologies, 7.125%
Due 11/15/10	1,054,000	1,109,943
Wal-Mart Stores, 6.875% Due 08/10/09	500,000	515,884
Total Industrial: 16.8%		$9,529,503

Sovereign
Ontario Province, 3.375% Due 01/15/08	1,000,000	990,847
Total Sovereign: 1.7%		$990,847

Utilities
Alabama Power, 3.500% Due 11/15/07	425,000	421,883
Georgia Power Company Senior Notes,
5.125% Due 11/15/12	685,000	671,145
Baltimore Gas & Electric, 6.625%
Due 03/15/08	500,000	503,373
Bellsouth Capital Funding, 7.750%
Due 02/15/10	500,000	526,998
Verizon Communications, 7.510%
Due 04/01/09	500,000	516,263
National Rural Utilities, 5.700%
Due 01/15/10	500,000	503,514
Total Utilities: 5.5%		$3,143,176

United States Government Agency
Obligations
Federal Farm Credit Bank, 4.480%
Due 08/24/12	1,600,000	1,543,770
Federal Farm Credit Bank, 4.500%
Due 10/20/11	2,500,000	2,421,482
Federal Home Loan Bank, 3.850%
Due 01/30/08	2,400,000	2,379,518
Federal Home Loan Bank, 5.375%
Due 05/18/16	500,000	498,381
Federal Home Loan Bank, 5.625%
Due 11/15/11	1,500,000	1,521,675
Federal National Mortgage Association,
4.500% Due 02/27/08	2,000,000	1,989,168

The accompanying notes are an integral part of the financial statements.
8

JIC INSTITUTIONAL BOND FUND II	Portfolio of Investments as of June 30, 2007 - Unaudited

	Face
Fixed Income Securities — Bonds	Value	Dollar Value
Finance
Tennessee Valley Authority, 7.140%
Due 05/23/12	150,000	161,827
Total United States Government Agency
Obligations: 18.5%		$10,515,821

United States Government Agency
Obligations - Mortgage Backed
Securities
Freddie Mac MBS Gold 5 Year Balloon,
4.500% Due 03/01/08	409,085	406,507
Freddie Mac Gold MBS 5 Year Balloon,
4.500% Due 12/01/09	643,903	637,644
Freddie Mac CMO Pool 2532 Class PG,
5.500% Due 07/15/31	1,350,000	1,329,025
Fed. Home Loan Mortg. Corp CMO
Pool 2963 Cl. DM, 5.500% Due
08/15/33	1,875,000	1,814,818
Freddie Mac CMO Series 2985 Class
GE, 5.500% Due 06/15/25	800,000	758,930
Fed. Home Loan Mortg. Corp CMO
Pool 3098 Cl. KE, 5.500% Due
09/15/34	2,000,000	1,937,262
Freddie Mac CMO Pool 3174 Class PY,
5.000% Due 08/15/19	1,000,000	935,203
Ginnie Mae CMO Pool 2003-70 Class
TE, 5.500% Due 02/20/33	1,400,000	1,344,008
Total United States Government Agency
Obligations - Mortgage Backed Securities:
16.1%		$9,163,397

United States Government Treasury
Obligations
United States Treasury Bond, 4.000%
Due 02/15/14	2,500,000	2,367,385
United States Treasury Note, 4.125%
Due 05/15/15	2,000,000	1,885,470
United States Treasury Bond, 4.500%
Due 11/15/15	2,500,000	2,412,110
United States Treasury Bond, 4.500%
Due 02/15/16	1,000,000	964,141
United States Treasury Note, 5.500%
Due 02/15/08	300,000	300,961
Total United States Government Treasury
Obligations: 13.9%		$7,930,067

Total Fixed Income - Bonds: 98.5%		$56,057,652
(Fixed Income Identified Cost $56,820,693)

Fixed Income Securities — Bonds	Dollar Value
Finance
Cash Equivalents
Federated U.S. Treasury Cash Reserves Money
Market Fund 3.96% yield *	171,421
Total Cash Equivalents: 0.3%	$171,421
(Cash Equivalents Identified Cost $171,421)
Total Portfolio Value: 98.8%	$56,229,073
(Total Portfolio Identified Cost $56,992,114)
Other Assets Less Liabilities 1.2%	$648,998
Total Net Assets 100.0%	$56,878,071

*	Variable rate security, the coupon rate shown represents the rate at June 30, 2007.

(a)	Security is valued by the Adviser in accordance with the Trust’s Good Faith Pricing Guidelines as of June 30, 2007.

The accompanying notes are an integral part of the financial statements.
9

JIC INSTITUTIONAL BOND FUND III	Portfolio of Investments as of June 30, 2007 - Unaudited

	Face
Fixed Income Securities — Bonds	Value	Dollar Value
Finance
Allstate Corporation, 7.200%
Due 12/01/09	500,000	519,872
American General Corporation, 7.500%
Due 08/11/10	500,000	529,520
Citigroup Incorporated Notes, 6.000%
Due 02/21/12	750,000	764,752
Associates Corporation, 7.950%
Due 02/15/10	642,000	680,869
Fifth Third Bancorp Subordinated
Notes, 5.450% Due 01/15/17	1,000,000	966,191
Bank of America Subordinated Notes,
5.420% Due 03/15/17	1,600,000	1,536,702
Branch Banking & Trust Subordinated
Notes, 5.625% Due 09/15/16	1,000,000	983,920
Franchise Finance Corporation of
America, 8.750% Due 10/15/10	1,000,000	1,096,285
General Electric Capital Corporation,
6.000% Due 06/15/12	1,000,000	1,018,915
J.P. Morgan and Company Subordinated
Notes, 5.250% Due 01/30/13	1,000,000	980,347
Key Bank NA Subordinated Notes,
5.800% Due 07/01/14	1,056,000	1,051,545
Mellon Financial, 6.700% Due 03/01/08	500,000	503,360
Merrill Lynch, 3.375% Due 09/14/07	250,000	248,996
Morgan Stanley Subordinated Notes,
4.750% Due 04/01/14	1,000,000	935,157
National City Bank, 6.250%
Due 03/15/11	500,000	511,289
Progressive Corporation Senior Notes,
6.375% Due 01/15/12	500,000	514,356
Suntrust Banks Inc., 7.750%
Due 05/01/10	500,000	529,972
US Bancorp Subordinated Notes,
6.300% Due 07/15/08	1,000,000	1,007,487
Wachovia Corporation Subordinated
Notes, 5.250% Due 08/01/14	980,000	953,343
Wells Fargo Company Subordinated
Notes, 4.950% Due 10/16/13	1,650,000	1,591,192
Total Finance: 31.6%		$16,924,070

Industrial
Honeywell International, 6.200%
Due 02/01/08	500,000	502,013
Target Corporation, 9.625%
Due 02/01/08	380,000	388,668
General Electric Company Notes,
5.000% Due 02/01/13	500,000	485,349
Dell, Inc., 6.550%, Due 04/15/08	500,000	504,250
Lowes Companies, Inc., 8.250%
Due 06/01/10	500,000	537,044
Target Corporation, 6.350%
Due 01/15/11	400,000	411,077
Wal-Mart Stores, 4.500% Due 07/01/15	1,000,000	924,118
Wal-Mart Stores, 6.875% Due 08/10/09	500,000	515,883
Washington Post, 5.500% Due 02/15/09	500,000	500,983
Total Industrial: 8.9%		$4,769,385

Utilities
Bellsouth Capital Funding, 7.750%
Due 02/15/10	500,000	526,999
Georgia Power Company
Unsubordinated Notes, 5.700%
Due 06/01/17	425,000	420,231
GTE Corporation, 7.510% Due 04/01/09	500,000	516,263
National Rural Utilities, 5.700%
Due 01/15/10	500,000	503,514
Total Utilities: 3.7%		$1,967,007

United States Government Agency
Obligations
Federal Farm Credit Bank, 4.480%
Due 08/24/12	2,000,000	1,929,712
Federal Farm Credit Bank, 5.875%
Due 10/03/16	2,025,000	2,089,624
Federal Home Loan Bank, 5.130%
Due 05/24/13	800,000	792,102
Federal Home Loan Bank, 5.500%
Due 12/11/13	1,000,000	1,008,368
Federal Home Loan Bank, 7.605%
Due 02/25/15	500,000	525,864
Federal Home Loan Mortgage Corp.,
4.375% Due 11/09/11	800,000	773,452
Federal Home Loan Mortgage Corp.,
5.000% Due 07/15/14	500,000	491,354
Freddie Mac CMO, Pool 3174 Class PY,
5.000% Due 08/15/19	835,000	780,895
Freddie Mac CMO, Series 3289 Class
ND, 5.500% Due 06/15/35	875,000	840,972
Tennessee Valley Authority, 6.000%
Due 03/15/13	2,200,000	2,275,192
Tennessee Valley Authority, 6.250%
Due 12/15/17	500,000	531,108
Total United States Government Agency
Obligations: 22.5%		$12,038,643

The accompanying notes are an integral part of the financial statements.
10

JIC INSTITUTIONAL BOND FUND III	Portfolio of Investments as of June 30, 2007 - Unaudited

	Face
Fixed Income Securities — Bonds	Value	Dollar Value
United States Government Agency
Obligations - Mortgage Backed
Securities
Federal Home Loan Mortgage Corp. Pool
2513 Class VK, 5.500% Due 09/15/13	1,287,019	1,284,034
Federal Home Loan Mortgage Corp.,
Pool 2877 Class AL, 5.000%
Due 10/15/24	350,000	324,081
Federal Home Loan Mortgage Corp.,
Pool 2963 Class DM, 5.500%
Due 08/15/33	2,000,000	1,935,806
Federal Home Loan Mortgage Corp.,
Pool 2985 Class GE, 5.500%
Due 06/15/25	700,000	664,063
Federal National Mortgage Association
DUS Pool 385365, 4.970%
Due 08/01/09	1,000,000	986,777
Government National Mortgage
Association, 5.500% Due 02/15/17	268,314	265,336
Ginnie Mae CMO Pool 2003-70 Class
TE, 5.500% Due 02/20/33	1,000,000	960,006
Total United States Government Agency
Obligations - Mortgage Backed Securities: 12.0%		$6,420,103

United States Government Treasury
Obligations
United States Treasury Bond, 4.500%
Due 02/15/16	2,500,000	2,410,352
United States Treasury Note, 4.625%
Due 02/15/17	2,000,000	1,937,502
United States Treasury Note, 4.250%
Due 08/15/15	1,800,000	1,708,454
United States Treasury Note, 4.125
Due 05/15/15	2,500,000	2,356,838
United States Treasury Note, 4.750%
Due 05/15/14	2,000,000	1,975,626
Total United States Government Treasury
Obligations: 19.4%		$10,388,772

Total Fixed Income - Bonds: 98.1%		$52,507,980
(Fixed Income Identified Cost $53,358,607)

Cash Equivalents
Federated U.S. Treasury Cash Reserves Money
Market Fund 3.96% yield *		245,824
Total Cash Equivalents: 0.5%		$245,824
(Cash Equivalents Identified Cost $ 245,824)

Fixed Income Securities — Bonds	Dollar Value
Total Portfolio Value: 98.6%	$52,753,804
(Total Portfolio Identified Cost $53,604,431)
Other Assets Less Liabilities 1.4%	$720,344
Total Net Assets 100.0%	$53,474,148

* Variable rate security, the coupon rate shown represents the rate at June 30, 2007.

The accompanying notes are an integral part of the financial statements.
11

JOHNSON ENHANCED RETURN FUND	Portfolio of Investments as of June 30, 2007 - Unaudited

	Face
Fixed Income Securities — Bonds	Value	Dollar Value
Finance
American Financial Group, 7.125%
Due 04/15/09	180,000	184,579
AIG Sunamerica Global Finance Senior
Notes, 5.850% Due 08/01/08	170,000	170,753
Archstone Smith Operating Trust Notes,
3.000% Due 06/15/08	300,000	292,425
Archstone Smith Operating Trust Notes,
5.000% Due 08/15/07	355,000	354,887
American Express Senior Unsecured
Notes, 5.250% Due 09/12/11	1,000,000	990,232
Bank of America Subordinated Notes,
7.125% Due 03/01/09	253,000	260,244
Bank of America Subordinated Notes,
7.125% Due 10/15/11	800,000	846,622
Bank of America Corporation, 7.500%
Due 03/15/12	500,000	539,097
BB&T Corporation Subordinated Notes,
6.500% Due 08/01/11	1,000,000	1,033,139
Associates Corporation (Citigroup),
6.875% Due 11/15/08	278,000	283,450
Citicorp Subordinated Notes, 7.250%
Due 09/01/08	701,000	713,900
Duke-Weeks Realty Senior Notes,
7.750% Due 11/15/09	460,000	482,765
Equity Residential Properties Notes,
4.750% Due 06/15/09	355,000	349,889
Equity Residential Properties Notes,
6.950% Due 03/02/11	1,000,000	1,046,489
Fifth Third Bank Notes, 4.200%
Due 02/23/10	1,250,000	1,216,345
Genworth Financial Notes, 4.750%
Due 6/15/09	500,000	494,257
J.P. Morgan and Company, 6.250%
Due 1/15/09	445,000	449,720
Key Bank NA Subordinated Notes,
5.700% Due 08/15/12	1,010,000	1,013,732
Legg Mason Senior Notes, 6.750%
Due 07/02/08	228,000	230,317
Bank One Corporation Subordinated
Notes, 5.900% Due 11/15/11	500,000	507,645
Progressive Corporation Senior Notes,
6.375% Due 01/15/12	355,000	365,193
Lincoln National Corporation Notes,
6.500% Due 3/15/08	270,000	271,135
Merrill Lynch and Company Notes,
4.790% Due 8/04/10	650,000	637,397
Morgan Stanley Dean Witter, 3.875%
Due 1/15/09	500,000	489,496
Morgan Stanley Dean Witter
Unsubordinated Note, 6.750%
Due 04/15/11	1,000,000	1,037,685
Commercial Net Lease Realty, 7.125%
Due 03/15/08	1,100,000	1,108,772
PNC Funding Corporation, 6.500%,
Due 5/01/08	135,000	135,566
PNC Funding Corporation, 6.875%,
Due 7/15/07	400,000	400,137
Safeco Corporation Senior Notes,
4.200% Due 02/01/08	181,000	179,801
Safeco Corporation, 6.875% Due 7/15/07	211,000	211,097
US Bank NA Notes, 5.700%
Due 12/15/08	114,000	114,558
US Bank NA Subordinated Notes,
6.375% Due 08/01/11	500,000	515,534
Wachovia Corp., 6.000% Due 10/30/08	113,000	113,902
Wachovia Corp., 6.300% Due 4/15/08	35,000	35,229
Wachovia Corp., 6.400% Due 4/01/08	674,000	678,184
Total Finance: 32.2%		$17,754,173

Industrial
Becton Dickinson, 7.150% Due 10/01/09	110,000	113,948
General Electric Capital Corp Notes,
6.000% Due 6/15/12	1,500,000	1,528,372
General Electric Capital Corp Notes
Floating Rate, 4.511% Due 6/11/08	100,000	99,026
General Mills Incorporated Notes,
3.875% Due 11/30/07	261,000	259,404
Hewlitt Packard Company Notes,
5.500% Due 07/01/07	415,000	415,000
IBM Corp, 4.750% Due 11/29/12	141,000	136,451
Kroger Company, 7.800% Due 08/15/07	1,000,000	1,002,532
Procter and Gamble Company Senior
Notes, 4.125% Due 08/30/07	250,000	249,525
Staples Incorporated, 7.125%
Due 08/15/07	775,000	776,097
Target Corporation, 9.625%
Due 02/01/08	140,000	143,194
United Technologies Corporation Notes,
7.125% Due 11/15/10	444,000	467,566
Wellpoint Incorporated, 3.500%
Due 09/01/07	600,000	598,080
Total Industrial: 10.5%		$5,789,195

The accompanying notes are an integral part of the financial statements.
12

JOHNSON ENHANCED RETURN FUND	Portfolio of Investments as of June 30, 2007 - Unaudited

	Face
Fixed Income Securities — Bonds	Value	Dollar Value
Utilities
Wisconsin Power & Light Debentures,
7.625% Due 03/01/10	865,000	908,268
National Rural Utilities Collateral Trust,
4.375% Due 10/01/10	250,000	242,064
National Rural Utilities Collateral Trust,
5.700% Due 01/15/10	309,000	311,172
National Rural Utilities Collateral Trust,
5.750% Due 11/01/08	353,000	354,548
Alabama Power Company Notes,
4.700% Due 12/01/10	275,000	268,338
Alabama Power Senior Notes, 5.375%
Due 10/01/08	500,000	499,541
Total Utilities: 4.7%		$2,583,931

United States Government Agency Obligations
Federal Home Loan Bank, 5.6000%
Due 02/15/12	2,000,000	1,991,800
Federal Home Loan Mortgage Corp.,
4.370% Due 05/23/08	50,000	49,603
Federal Home Loan Mortgage Corp.,
5.125% Due 02/27/09	1,000,000	998,680
Federal Home Loan Mortgage Corp.,
5.250% Due 12/05/11	2,500,000	2,490,602
Federal National Mortgage Association
Discount Notes, 0.000%
Due 10/03/07*	2,000,000	1,973,830
Federal National Mortgage Association
Discount Notes, 0.000%
Due 10/31/07*	2,000,000	1,965,952
Federal National Mortgage Association,
5.340% Due 02/22/11	1,500,000	1,496,022
Federal Home Loan Mortgage Corp
Notes, 5.4000% Due 02/02/12	1,260,000	1,254,678
Total United States Government Agency
Obligations: 22.2%		$12,221,167

United States Government Treasury Obligations
United States Treasury Note, 4.625%
Due 03/31/08	1,000,000	997,344
United States Treasury Bills, 0.000%
Due 08/23/07*(a)	3,005,000	2,983,006
Total United States Government Treasury
Obligations: 7.2%		$3,980,350

United States Government Agency
Obligations - Mortgage Backed
Securities
Freddie Mac 5 Year Balloon MBS,
4.500% Due 09/01/09	948,557	939,335
Freddie Mac Gold 7 Year Balloon,
4.500% Due 06/01/11	2,506,600	2,474,484
Freddie Mac Gold 7 Year Balloon,
4.500% Due 05/01/12	476,505	467,511
Federal Home Loan Bank CMO Series
00-0582 Cl. H, 4.750% Due 10/25/10	734,409	717,151
Freddie Mac CMO Pool 2583 Class ND,
4.250% Due 12/15/10	2,358,084	2,318,645
Fannie Mae CMO Pool 2006-54 Class
PE, 6.000% Due 02/25/33	1,048,948	1,056,429
Federal National Mortgage CMO Pool
2003-20 Cl. HR, 4.500%
Due 10/25/16	589,900	578,962
Gov’t Nat’l Mortgage Assoc CMO -
POOL 2004-95 Class QA, 4.5000%
Due 03/20/34	2,649,230	2,515,940
Total United States Government Agency
Obligations - Mortgage Backed Securities: 20.1%		$11,068,457

Total Fixed Income - Bonds: 96.9%		$53,397,273
(Fixed Income Identified Cost $53,621,406)

Cash Equivalents
Federated U.S. Treasury Cash Reserves Money
Market Fund 3.96% yield **		1,888,541
Total Cash Equivalents: 3.4%		$1,888,541
(Cash Equivalents Identified Cost $1,888,541)

Total Portfolio Value: 100.3%		$55,285,814
(Total Portfolio Identified Cost $55,509,947)
Other Assets Less Liabilities -0.3%		$(137,294)

Total Net Assets: 100.0%		$55,148,520

	Long	Unrealized
Futures Contracts	Contracts	Appreciation

E-mini Standard & Poor’s 500 expiring September 2007 (Notional Value of $55,623,950)	740	$(583,350)

*	Non-income producing security.
**	Variable rate security, the coupon rate shown represents the rate at June 30, 2007.
(a) -	Pledged as collateral on Futures Contracts

The accompanying notes are an integral part of the financial statements.
13

JOHNSON MUTUAL FUNDS	June 30, 2007 - Unaudited

STATEMENT OF ASSETS AND LIABILITIES

	JIC Institutional Bond Fund I	JIC Institutional Bond Fund II	JIC Institutional Bond Fund III	Johnson Enhanced Return Fund
	6/30/2007	6/30/2007	6/30/2007	6/30/2007
Assets:
Investment Securities at Market Value*	$56,575,641	$56,229,073	$52,753,804	$55,285,814
Dividends and Interest Receivable	$704,747	$661,881	$732,441	$633,808
Total Assets	$57,280,388	$56,890,954	$53,486,245	$55,919,622

Liabilities:
Payable for Variation Margin on Futures Contracts	$0	$0	$0	$66,600
Distributions Payable	$0	$0	$0	$688,343
Accrued Management Fees	$13,013	$12,883	$12,097	$16,159
Total Liabilities	$13,013	$12,883	$12,097	$771,102

Net Assets	$57,267,375	$56,878,071	$53,474,148	$55,148,520

Net Assets Consist of:
Paid in Capital	$58,913,136	$58,049,493	$54,502,393	$51,996,201
Undistributed Net Investment Income	$2,080	$2,168	$(373)	$51,534
Undistributed Net Realized Gain (Loss) from
Security Transactions	$(1,087,854)	$(410,549)	$(177,245)	$3,908,268
Net Unrealized Gain (Loss) on Investments	$(559,987)	$(763,041)	$(850,627)	$(224,133)
Net Unrealized Gain (Loss) on Futures Contracts	$0	$0	$0	$(583,350)
Net Assets	$57,267,375	$56,878,071	$53,474,148	$55,148,520
Shares Outstanding (Unlimited Amount Authorized)	3,929,659	3,841,109	3,613,110	3,277,826

Offering, Redemption and
Net Asset Value Per Share	$14.57	$14.81	$14.80	$16.82

*Identified Cost of Securities	$57,135,629	$56,992,114	$53,604,431	$55,509,947

The accompanying notes are an integral part of the financial statements.
14

JOHNSON MUTUAL FUNDS	June 30, 2007 - Unaudited

STATEMENT OF OPERATIONS

	JIC Institutional Bond Fund I	JIC Institutional Bond Fund II	JIC Institutional Bond Fund III	Johnson Enhanced Return Fund
	Period Ended 6/30/2007	Period Ended 6/30/2007	Period Ended 6/30/2007	Period Ended 6/30/2007
Investment Income:
Interest	$1,283,029	$1,368,040	$1,424,751	$1,342,806
Total Investment Income	$1,283,029	$1,368,040	$1,424,751	$1,342,806
Expenses:
Gross Management Fee	$87,231	$86,655	$81,649	$268,343
Total Expenses	$87,231	$86,655	$81,649	$268,343
Management Fee Waiver
(See accompanying note #3)	$(6,894)	$(6,849)	$(6,453)	$(174,423)
Net Expenses	$80,337	$79,806	$75,196	$93,920

Net Realized Gain (Loss) from Security
Transactions	$(6,240)	$(113,656)	$(124,027)	$(18,876)
Net Realized Gain from Futures Contracts	$0	$0	$0	$2,818,715
Net Unrealized Gain (Loss) on Investments	$(108,160)	$(388,138)	$(793,779)	$(211,627)
Net Unrealized Gain on Futures Contracts	$0	$0	$0	$(583,350)

Net Gain (Loss) on Investments	$(114,400)	$(501,794)	$(917,806)	$2,004,862

Net Increase in Net Assets from Operations	$1,088,292	$786,440	$431,749	$3,253,748

The accompanying notes are an integral part of the financial statements.

15

JOHNSON MUTUAL FUNDS	June 30, 2007

STATEMENT OF CHANGES IN NET ASSETS

	JIC Institutional Bond Fund I		JIC Institutional Bond Fund II		JIC Institutional Bond Fund III		Johnson Enhanced Return Fund
	Period Ended 6/30/2007*	Year Ended 12/31/2006	Period Ended 6/30/2007*	Year Ended 12/31/2006	Period Ended 6/30/2007*	Year Ended 12/31/2006	Period Ended 6/30/2007*	Year Ended 12/31/2006
Operations:
Net Investment Income	$1,202,692	$2,224,856	$1,288,234	$2,514,342	$1,349,555	$2,593,448	$1,248,886	$1,080,699
Net Realized Gain (Loss) from
Security Transactions	$(6,240)	$(16,113)	$(113,656)	$(31,203)	$(124,027)	$45,525	$(18,876)	$20,042
Net Realized Gain from Futures
Contracts	$0	$0	$0	$0	$0	$0	$2,818,715	$2,403,137
Net Unrealized Gain (Loss) on
Investments	$(108,160)	$270,002	$(388,138)	$(161,783)	$(793,779)	$(576,033)	$(211,627)	$(12,506)
Net Unrealized Gain on Futures
Contracts	$0	$0	$0	$0	$0	$0	$(583,350)	$528,416
Net Increase in Net Assets
from Operations	$1,088,292	$2,478,745	$786,440	$2,321,356	$431,749	$2,062,940	$3,253,748	$4,019,788

Distributions to Shareholders:
Net Investment Income	$(1,201,025)	$(2,224,363)	$(1,286,304)	$(2,514,017)	$(1,344,044)	$(2,598,296)	$(1,205,605)	$(1,132,401)
Security Transactions	$0	$0	$0	$0	$0	$0	$0	$(1,783,210)
Net (Decrease) in Assets
from Distributions	$(1,201,025)	$(2,224,363)	$(1,286,304)	$(2,514,017)	$(1,344,044)	$(2,598,296)	$(1,205,605)	$(2,915,611)

Capital Share Transactions:
Proceeds From Sale of Shares	$4,943,587	$9,375,528	$4,023,070	$8,540,058	$3,880,645	$8,979,556	$220,000	$47,362,798
Net Asset Value of Shares Issued on Reinvestment of Dividends/ Gains	$0	$0	$0	$0	$0	$0	$517,261	$2,915,611
Cost of Shares Redeemed	$(5,232,394)	$(8,370,945)	$(4,488,433)	$(6,470,762)	$(4,160,928)	$(5,388,974)	$0	$0
Net Increase (Decrease) in Assets from Capital Share Transactions	$(288,807)	$1,004,583	$(465,363)	$2,069,296	$(280,283)	$3,590,582	$737,261	$50,278,409
Net Change in Net Assets	$(401,540)	$1,258,965	$(965,227)	$1,876,635	$(1,192,578)	$3,055,226	$2,785,404	$51,382,586
Net Assets at Beginning of Period	$57,668,915	$56,409,950	$57,843,298	$55,966,663	$54,666,726	$51,611,500	$52,363,116	$980,530
Net Assets at End of Period	$57,267,375	$57,668,915	$56,878,071	$57,843,298	$53,474,148	$54,666,726	$55,148,520	$52,363,116
Including Accumulated Undistributed Net Investment Income	$0	$493	$0	$325	$0	$0	$0	$0

*    Unaudited

The accompanying notes are an integral part of the financial statements.
16

FINANCIAL HIGHLIGHTS	JIC Institutional Bond Fund I

Selected Data for a Share Outstanding Throughout the Period:

	Unaudited	Year Ended December 31
	1/1/2007 to
	6/30/2007	2006	2005	2004	2003	2002
Net Asset Value Beginning of Period	$14.60	$14.54	$14.77	$15.05	$15.26	$15.11

Operations:
Net Investment Income	$0.30	$0.56	$0.50	$0.47	$0.61	$0.75
Net Gains (Losses) on Securities
(Realized and Unrealized)	($ 0.03)	$0.06	($ 0.23)	($ 0.26)	($ 0.21)	$0.15
Total Operations	$0.27	$0.62	$0.27	$0.21	$0.40	$0.90

Distributions:
Dividends from Net Investment Income	($ 0.30)	($ 0.56)	($ 0.50)	($ 0.49)	($ 0.61)	($ 0.75)
Distributions from Net Realized Capital Gains	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Total Distributions	($ 0.30)	($ 0.56)	($ 0.50)	($ 0.49)	($ 0.61)	($ 0.75)
Net Asset Value at End of Period	$14.57	$14.60	$14.54	$14.77	$15.05	$15.26

Total Return(a)	1.86%	4.39%	1.87%	1.45%	2.66%	6.14%
Net Assets End of Period (Millions)	$57.27	$57.67	$56.40	$53.52	$47.95	$44.97

Ratios(1)
Ratio of Expenses to
Average Net Assets before Waiver	0.30%	0.30%	0.30%	0.30%	0.30%	0.30%
Average Net Assets after Waiver	0.28%
Ratio of Net Investment Income to
Average Net Assets before Waiver	4.11%	3.88%	3.43%	3.32%	4.03%	4.98%
Average Net Assets after Waiver	4.13%

Portfolio Turnover Rate	12.37%	26.22%	28.26%	40.71%	34.12%	56.13%

(1)
In 2007, the Adviser waived the 0.30% maximum management fee to sustain a net fee of 0.28%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove this waiver after December 31, 2007.

(a)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of the financial statements.
17

FINANCIAL HIGHLIGHTS	JIC Institutional Bond Fund II

Selected Data for a Share Outstanding Throughout the Period:

	Unaudited	Year Ended December 31
	1/1/2007 to
	6/30/2007	2006	2005	2004	2003	2002
Net Asset Value Beginning of Period	$14.94	$14.99	$15.36	$15.68	$16.00	$15.51

Operations:
Net Investment Income	$0.33	$0.66	$0.63	$0.61	$0.73	$0.84
Net Gains (Losses) on Securities
(Realized and Unrealized)	($ 0.13)	($ 0.05)	($ 0.37)	($ 0.28)	($ 0.24)	$0.49
Total Operations	$0.20	$0.61	$0.26	$0.33	$0.49	$1.33

Distributions:
Dividends from Net Investment Income	($ 0.33)	($ 0.66)	($ 0.63)	($ 0.65)	($ 0.73)	($ 0.84)
Distributions from Net Realized Capital Gains	$0.00	$0.00	$0.00	$0.00	($ 0.08)	$0.00
Total Distributions	($ 0.33)	($ 0.66)	($ 0.63)	($ 0.65)	($ 0.81)	($ 0.84)

Net Asset Value at End of Period	$14.81	$14.94	$14.99	$15.36	$15.68	$16.00

Total Return(a)	1.35%	4.18%	1.71%	2.13%	3.08%	8.85%

Net Assets End of Period (Millions)	$56.88	$57.84	$55.96	$53.38	$47.52	$45.15

Ratios(1)
Ratio of Expenses to
Average Net Assets before Waiver	0.30%	0.30%	0.30%	0.30%	0.30%	0.30%
Average Net Assets after Waiver	0.28%
Ratio of Net Investment Income to
Average Net Assets before Waiver	4.44%	4.43%	4.14%	4.17%	4.59%	5.37%
Average Net Assets after Waiver	4.46%

Portfolio Turnover Rate	7.91%	17.25%	23.35%	39.20%	31.97%	35.85%

(1)
In 2007, the Adviser waived the 0.30% maximum management fee to sustain a net fee of 0.28%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove this waiver after December 31, 2007.

(a)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of the financial statements.

18

FINANCIAL HIGHLIGHTS	JIC Institutional Bond Fund III

Selected Data for a Share Outstanding Throughout the Period:

	Unaudited	Year Ended December 31
	1/1/2007 to
	6/30/2007	2006	2005	2004	2003	2002
Net Asset Value Beginning of Period	$15.05	$15.21	$15.68	$15.95	$16.28	$15.49

Operations:
Net Investment Income	$0.37	$0.73	$0.72	$0.71	$0.80	$0.86
Net Gains (Losses) on Securities
(Realized and Unrealized)	($ 0.25)	($ 0.16)	($ 0.47)	($ 0.20)	($ 0.21)	$0.79
Total Operations	$0.12	$0.57	$0.25	$0.51	$0.59	$1.65

Distributions:
Dividends from Net Investment Income	($ 0.37)	($ 0.73)	($ 0.72)	($ 0.75)	($ 0.80)	($ 0.86)
Distributions from Net Realized Capital Gains	$0.00	$0.00	$0.00	($ 0.03)	($ 0.12)	$0.00
Total Distributions	($ 0.37)	($ 0.73)	($ 0.72)	($ 0.78)	($ 0.92)	($ 0.86)

Net Asset Value at End of Period	$14.80	$15.05	$15.21	$15.68	$15.95	$16.28

Total Return(a)	0.78%	3.92%	1.65%	3.31%	3.67%	10.97%

Net Assets End of Period (Millions)	$53.47	$54.67	$51.61	$46.62	$41.90	$41.20

Ratios(1)
Ratio of Expenses to
Average Net Assets before Waiver	0.30%	0.30%	0.30%	0.30%	0.30%	0.30%
Average Net Assets after Waiver	0.28%
Ratio of Net Investment Income to
Average Net Assets before Waiver	4.93%	4.89%	4.70%	4.75%	4.94%	5.44%
Average Net Assets after Waiver	4.95%

Portfolio Turnover Rate	11.90%	14.71%	31.83%	14.48%	20.20%	36.53%

(1)
In 2007, the Adviser waived the 0.30% maximum management fee to sustain a net fee of 0.28%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove this waiver after December 31, 2007.

(a)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of the financial statements.

19

FINANCIAL HIGHLIGHTS	Johnson Enhanced Return Fund

Selected Data for a Share Outstanding Throughout the Period:

	Unaudited	Period Ended December 31
	1/1/2007 to
	6/30/2007	2006	2005*
Net Asset Value Beginning of Period	$16.20	$15.00	$0.00

Operations:
Net Investment Income	$0.38	$0.51	$0.00
Net Gains (Losses) on Securities
(Realized and Unrealized)	$0.61	$1.80	$0.00
Total Operations	$0.99	$2.31	$0.00

Distributions:
Dividends from Net Investment Income	($ 0.37)	($ 0.53)	$0.00
Distributions from Net Realized Capital Gains	$0.00	($ 0.58)	$0.00
Total Distributions	($ 0.37)	($ 1.11)	$0.00

Net Asset Value at End of Period	$16.82	$16.20	$15.00

Total Return(a)	6.16%	15.59%	0.00%

Net Assets End of Period (Millions)	$55.15	$52.36	$0.98

Ratios(1)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%	1.00%	0.00%
Average Net Assets after Waiver	0.35%	0.35%	0.00%
Ratio of Net Investment Income to
Average Net Assets before Waiver	4.00%	4.08%	0.00%
Average Net Assets after Waiver	4.65%	4.73%	0.00%

Portfolio Turnover Rate	17.18%	17.30%	0.00%

*	Commencement Date December 30, 2005
(1)
In 2005, the Adviser waived the 1.00% maximum management fee to a net fee of 0.00%. In 2006, the Adviser waived the 1.00% maximum fee to sustain a net fee of 0.35%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2008.

(a)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends

The accompanying notes are an integral part of the financial statements.

20

JOHNSON MUTUAL FUNDS

NOTES TO THE FINANCIAL STATEMENTS - UNAUDITED

1)	Organization

The JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, JIC Institutional Bond Fund III (the ‘‘Bond Funds’’) and Johnson Enhanced Return Fund (each individually a ‘‘Fund’’ and collectively the ‘‘Funds’’) are each a diversified series of the Johnson Mutual Funds Trust, and are registered under the Investment Company Act of 1940, as amended, as no-load, open-end investment companies. The Johnson Mutual Funds Trust was established as an Ohio business trust under an Agreement and Declaration of Trust dated September 30, 1992. The JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, and JIC Institutional Bond Fund III began offering their shares publicly on August 31, 2000. The Johnson Enhanced Return Fund began offering shares publicly on December 30, 2005.

The investment objective of the JIC Institutional Bond Fund I is a high level of income over the long term consistent with preservation of capital. The investment objective of the JIC Institutional Bond Fund II is a high level of income over the long term consistent with preservation of capital. The investment objective of the JIC Institutional Bond Fund III is a high level of income over the long term consistent with preservation of capital. The investment objective of the Johnson Enhanced Return Fund is to outperform the Fund’s benchmark, the S&P 500 Composite Stock Index, over a full market cycle.

2)	Summary of Significant Accounting Policies

Security Valuation and Transactions

The investments in securities are stated at market value. Valuation is determined as of 4:00 p.m. Eastern time on each day that the Trust is open for business and on any other day on which there is sufficient trading in a Fund’s securities to materially affect the net asset value. Security transactions are accounted for on trade date. Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees (the ‘‘Board’’). Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 ‘‘Fair Value Measurements.’’ This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of June 30, 2007, the Trust does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported on the statement of changes in net assets for a fiscal period.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Financial Futures Contracts

Futures contracts held by the Enhanced Return Fund are valued using the settlement price established each day on the exchange on which they are traded. The Enhanced Return Fund invests in stock index futures only for the replication of returns, not speculation. Upon entering into a financial futures contract the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain

21

NOTES TO THE FINANCIAL STATEMENTS - UNAUDITED

2)	Summary of Significant Accounting Policies, continued

percentage of the contract amount (initial margin deposit). Subsequent payments, known as ‘‘variation margin,’’ are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. Futures contracts held by the Fund are valued using the settlement price established each day on the exchange on which they are traded. The Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transaction involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

Balance of Net Payable to Broker as of June 30, 2007:

Net variation margin payable on futures contracts as of 6/30/07:	$(66,600)
Net payable to Broker:	$66,600

Investment Income and Realized Capital Gains and Losses on Investment Securities

Interest income is recorded on an accrual basis. Gains and losses on sales of investments are calculated using the specific identification method. Discounts and premiums on securities purchased are amortized over the lives of the respective securities, using the interest method.

Income Taxes

It is the Funds’ policy to distribute annually, prior to the end of the year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Funds’ policy to distribute annually, after the end of the calendar year, any remaining net investment income and net realized net capital gains to comply with the special provisions of the Internal Revenue Code available to registered investment companies. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required.

Accounting for Uncertainty in Income Taxes

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 - Accounting for Uncertainty in Income Taxes that requires the tax effects of certain tax positions to be recognized. These tax positions must meet a ‘‘more likely than not’’ standard that, based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Management of the Funds is currently evaluating the impact that FASB Interpretation No. 48 will have on the Funds’ financial statements.

Distributions

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on ex-dividend date. The Funds intend to distribute net investment income on a calendar quarter basis. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds. For the year ended December 31, 2006, undistributed net investment loss of $4,848 was reclassified to Paid in Capital for the JIC Institutional Bond Fund III, and undistributed net investment loss of $51,702 was reclassified to accumulated realized gains for the Enhanced Return Fund.

3)	Investment Advisory Agreement

The investment advisory agreements provide that Johnson Investment Counsel, Inc. (the ‘‘Adviser’’) will pay all of the Funds’ operating expenses, excluding brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), any 12b-1 fees, and extraordinary expenses. Under the terms of the investment advisory agreements, each of the JIC Institutional Bond Fund I, JIC Institutional

22

NOTES TO THE FINANCIAL STATEMENTS - UNAUDITED

3)	Investment Advisory Agreement, continued

Bond Fund II, and JIC Institutional Bond Fund III pays the Adviser a management fee at the annual rate of 0.28%, after the contractual waiver described below, of the Fund’s average daily net assets, which is accrued daily and paid monthly. The Johnson Enhanced Return Fund pays the Advisor a management fee at the annual rate of 0.35%, after the contractual waiver described below, of the Fund’s average daily net assets.

The Adviser received management fees for the six months ended June 30, 2007 as indicated below. The Adviser has agreed to waive a part of the management fee for the Bond Funds from a maximum of 0.30% to an effective fee ratio of 0.28%. The Adviser intends the fee waiver to be permanent, although the Adviser has the right to remove this fee waiver any time after December 31, 2007. Also, the Adviser has agreed to waive a part of the management fee for the Enhanced Return Fund from a maximum of 1.00% to an effective fee ratio of 0.35%. The Adviser intends the fee waiver to be permanent, although the Advisor has the right to remove this fee waiver any time after April 30, 2008.

Fund	Fee	Fee Waiver	Effective Fee Ratio	Management Fee After Waiver	Waiver
JIC Institutional Bond Fund I	0.30%	0.02%	0.28%	$80,337	$ 6,894
JIC Institutional Bond Fund II	0.30%	0.02%	0.28%	$79,806	$ 6,849
JIC Institutional Bond Fund III	0.30%	0.02%	0.28%	$75,196	$ 6,453
Johnson Enhanced Return	1.00%	0.65%	0.35%	$93,920	$174,423

At June 30, 2007, management fees payable amounted to $13,013, $12,883, $12,097 and $16,159 for the JIC Institutional Bond I, JIC Institutional Bond II, JIC Institutional Bond III and Johnson Enhanced Return Funds, respectively.

4)	Related Party Transactions

All officers and one Trustee of the Johnson Mutual Funds Trust are employees of Johnson Investment Counsel, Inc., the Adviser. There are four independent Trustees. Total compensation for the Trustees as a group was $17,500 for the six month period ended June 30, 2007, which was paid by the Adviser, and as a group they received no additional compensation from the Trust. The Trustees compensation is paid for by the Adviser. The Trust consists of thirteen Funds: Johnson Equity Income Fund, Johnson Growth Fund, Johnson Dynamic Growth Fund, Johnson Disciplined Large-Cap Fund, Johnson Disciplined Mid-Cap Fund, Johnson Disciplined Small-Cap Fund, Johnson Realty Fund, Johnson Fixed Income Fund, Johnson Municipal Income Fund, JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, JIC Institutional Bond Fund III and Johnson Enhanced Return Fund. The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2007, Covie and Company owned in aggregate 100% of the JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, and JIC Institutional Bond Fund III. At June 30, 2007, US Bank held in aggregate 78.29% of the Enhanced Return Fund in an omnibus account for the benefit of Johnson Investment Counsel, Inc.

Johnson Financial, Inc. is a wholly owned subsidiary of Johnson Investment Counsel, Inc., the Adviser. Johnson Financial, Inc. provides transfer agency, fund accounting, and administration services to the Funds. These services are paid for by the Adviser.

5)	Purchases and Sales of Securities

For the year ended June 30, 2007, purchases and sales of investment securities aggregated:

	Investment Securities Other Than Short Term Investments and U.S. Government Obligations		U.S. Government Obligations
Fund	Purchases	Sales	Purchases	Sales
JIC Institutional Bond Fund I	$6,986,194	$5,271,936	$0	$2,394,346
JIC Institutional Bond Fund II	$3,017,476	$4,947,500	$2,458,398	$700,832
JIC Institutional Bond Fund III	$5,373,557	$5,128,859	$1,981,563	$2,238,785
Johnson Enhanced Return Fund	$17,440,032	$12,701,828	$3,945,167	$3,501,068

23

NOTES TO THE FINANCIAL STATEMENTS - UNAUDITED

6)    Capital Share Transactions

As of June 30, 2007, there were an unlimited number of capital shares authorized for each Fund. Each Fund records purchases of its capital shares at the daily net asset value next determined after receipt of a shareholder’s order in proper form. Redemptions are recorded at the net asset value next determined following receipt of a shareholder’s written or telephone request in proper form.

Capital Share Transactions for the Period January 1 - June 30, 2007

	JIC Institutional Bond Fund I	JIC Institutional Bond Fund II	JIC Institutional Bond Fund III	Johnson Enhanced Return Fund
Shares Sold to Investors	337,821	269,070	258,137	26,572
Shares Issued on Reinvestment Dividends	0	0	0	32,028
Subtotal	337,821	269,070	258,137	58,600
Shares Redeemed	(357,520)	(300,205)	(276,988)	(13,661)
Net Increase/Decrease During Period	(19,699)	(31,135)	(18,851)	44,939
Shares Outstanding:
January 1, 2007 (Beginning of Period)	3,949,358	3,872,244	3,631,961	3,232,887
June 30, 2007 (End of Period)	3,929,659	3,841,109	3,613,110	3,277,826

7)	Security Transactions

For Federal income tax purposes, the cost of investments owned on June 30, 2007 was the same as identified cost. The difference between book basis and tax basis on unrealized depreciation for the Enhanced Return Fund is due to the mark-to-market on futures contracts as of June 30, 2007 in the amount of $(583,350). As of June 30, 2007, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Fund	Cost of Securities	Appreciation	(Depreciation)	Net Appreciation (Depreciation)
JIC Institutional Bond Fund I	$57,135,629	$13,961	$(573,949)	$(559,988)
JIC Institutional Bond Fund II	$56,992,114	$147,282	$(910,322)	$(763,040)
JIC Institutional Bond Fund III	$53,604,431	$325,849	$(1,176,477)	$(850,628)
Johnson Enhanced Return Fund	$55,509,947	$32,766	$(256,899)	$(224,133)

8)	Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

9)	Net Investment Income and Net Realized Capital Losses

As of December 31, 2006, the JIC Institutional Bond Fund I had accumulated net realized capital loss carryovers of ($33) expiring in 2008, ($8,213) expiring in 2009, ($941,004) expiring in 2010, ($18,453) expiring in 2011, ($9,554) expiring in 2012, ($88,244) expiring in 2013 and ($16,113) expiring in 2014. To the extent that the JIC Institutional Bond Fund I realizes future net capital gains, those gains will be offset by any unused capital loss carryovers.

24

NOTES TO THE FINANCIAL STATEMENTS - UNAUDITED

9)	Net Investment Income and Net Realized Capital Losses, continued

As of December 31, 2006, the JIC Institutional Bond Fund II had accumulated net realized capital loss carryovers of ($50,432) expiring in 2012, ($215,538) expiring in 2013 and ($31,203) expiring in 2014. To the extent that the JIC Institutional Bond Fund II realizes future net capital gains, those gains will be offset by any unused capital loss carryovers.

As of December 31, 2006, the JIC Institutional Bond Fund III had accumulated net realized capital loss carryovers of ($53,355) expiring in 2013. To the extent that the JIC Institutional Bond Fund III realizes future net capital gains, those gains will be offset by any unused capital loss carryovers.

10)	Distributions to Shareholders

JIC Institutional Bond Fund I

The tax character of distributions paid is as follows:	2007	2006

Distributions paid from:
Ordinary Income	$1,201,025	$2,224,363
Net Realized Long-Term Capital Gain		0
Net Realized Short-Term Capital Gain		0
Total distributions paid	$1,201,025	$2,224,363

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:
Undistributed Ordinary Income (Accumulated Loss)		$493
Capital Loss Carryforward		(1,081,614)
Unrealized Appreciation/(Depreciation)		(451,827)
Total distributable earnings on a tax basis		$(1,532,948)

JIC Institutional Bond Fund II

The tax character of distributions paid is as follows:	2007	2006

Distributions paid from:
Ordinary Income	$1,286,304	$2,514,017
Net Realized Long-Term Capital Gain		0
Net Realized Short-Term Capital Gain		0
Total distributions paid	$1,286,304	$2,514,017

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:
Undistributed Ordinary Income (Accumulated Loss)		$325
Capital Loss Carryforward		(297,173)
Unrealized Appreciation/(Depreciation)		(374,902)
Total distributable earnings on a tax basis		$(671,750)

25

NOTES TO THE FINANCIAL STATEMENTS - UNAUDITED

10)	Distributions to Shareholders, continued

JIC Institutional Bond Fund III

The tax character of distributions paid is as follows:	2007	2006

Distributions paid from:
Ordinary Income	$1,344,044	$2,598,296
Net Realized Long-Term Capital Gain		0
Net Realized Short-Term Capital Gain		0
Total distributions paid	$1,344,044	$2,598,296

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:
Capital Loss Carryforward		(53,355)
Unrealized Appreciation/(Depreciation)		(56,848)
Total distributable earnings on a tax basis		$(110,203)

Johnson Enhanced Return Fund

The tax character of distributions paid is as follows:	2007	2006

Distributions paid from:
Ordinary Income	$1,205,605	$1,132,401
Net Realized Long-Term Capital Gain		1,064,737
Net Realized Short-Term Capital Gain		718,473
Total distributions paid	$1,205,605	$2,915,611

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:
Undistributed Ordinary Income		$422,488
Undistributed Long-Term Capital Gain		694,195
Unrealized Appreciation/(Depreciation)		(12,506)
Total distributable earnings on a tax basis		$1,104,177

26

DISCLOSURE OF EXPENSES (Unaudited)

Shareholders of the Funds incur ongoing operating expenses consisting solely of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Funds and to compare these expenses with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Funds on December 31, 2006 and held through June 30, 2007.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During the Period.’’

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing expenses of investing in the Funds and other funds 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

	Beginning Account Value December 31, 2006	Ending Account Value June 30, 2007	Expenses Paid During Period* January 1, 2007 - June 30, 2007
JIC Institutional Bond Fund I
Actual	$1,000.00	$1,018.61	$1.51
Hypothetical	$1,000.00	$1,023.42	$1.39
JIC Institutional Bond Fund II
Actual	$1,000.00	$1,013.49	$1.50
Hypothetical	$1,000.00	$1,023.42	$1.39
JIC Institutional Bond Fund III
Actual	$1,000.00	$1,007.85	$1.50
Hypothetical	$1,000.00	$1,023.42	$1.39
Johnson Enhanced Return Fund
Actual	$1,000.00	$1,060.09	$1.79
Hypothetical	$1,000.00	$1,023.31	$1.51

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). For the JIC Institutional Bond Funds I, II and III, the expense ratio is 0.28%, and for the Enhanced Return Fund, the expense ratio is 0.35%.

27

REVIEW AND RENEWAL OF MANAGEMENT AGREEMENTS

The Board of Trustees of Johnson Mutual Funds Trust considered and renewed the Management Agreements between the Trust and the Adviser on May 30, 2007. The Trustees reviewed a memorandum discussing, among other things, the Adviser’s business, its personnel and operations, the compensation received for management services, performance for the most recently completed fiscal year end, economies of scale and compliance.

As to the performance of the Funds, the Trustees reviewed the December 31, 2006 performance data, which included annual returns as well as one year, five year and ten year performance data of each Fund compared to the appropriate index and, with respect to the retail Funds, compared to a peer group of similar mutual funds. The Trustees noted that higher quality securities in general had underperformed because their value had not been recognized by the markets. The Trustees discussed the impact of brokerage commissions on the Funds, noting that the returns were not significantly impacted because of the relatively low turnover rate. After discussion, the Trustees indicated that, while some Funds had performed better than others, it was their consensus that the performance of each Fund was reasonable, given the Adviser’s emphasis on higher quality securities.

As to the nature, extent and quality of services provided by the Adviser, the Trustees discussed the information provided in the memorandum which described the Adviser’s business and personnel. They discussed the professionalism and experience of the Adviser’s personnel, in particular those dedicated to portfolio management. The Trustees also discussed the Adviser’s compliance program and the resources directed to compliance. They observed that reports of shareholder complaints are virtually non-existent, and that the results of recent regulatory examinations and internal control reviews have been generally positive. It was the consensus of the Trustees that the nature and extent of services provided by the Adviser under the Management Agreements were consistent with the Board’s expectations, and that the overall quality of the services was excellent.

As to the cost of the services provided and the profits realized by the Adviser and its affiliates from the relationship with the Funds, the Trustees reviewed the compensation paid to the Adviser for the fiscal year ended December 31, 2006 by each Fund, both in total dollars as well as a percentage of assets. The Trustees also reviewed a list of mutual funds, which indicated average expense ratios for mutual funds in comparative categories and for specific local and national funds. They also reviewed a ranking of the expense ratios of Johnson Funds compared to all mutual funds as ranked and contained in the applicable Morningstar universe. The Trustees discussed the fact that the Adviser pays all of the Funds’ expenses, and that this must be considered when approving the agreements. The Trustees noted that each Johnson Fund had a ranking in the lower half of its Morningstar universe, and that most of the Funds had rankings significantly below the mean. Trustees compared Advisory fees paid by individual Adviser clients to the fees paid by the Funds. The Trustees also discussed the profitability of the Funds to the Adviser. A representative of the Adviser reported on the Adviser’s financial condition.

The Board concluded that the Adviser had done an excellent job of providing high quality services to the Funds on a very cost effective basis. They also discussed the fact that the Adviser had subsidized the Funds for several years and that this was an important factor with respect to current profitability. The Trustees concluded that because the Funds were clearly among the lower deciles in expense ratio, and given the size of the Funds and other data, that there was no way that excessive profits could be derived from the Funds. They indicated that they understood and agreed that, if the size of the Funds were to grow substantially or the expense ratio comparisons were to change significantly, they would consider requesting break points. They acknowledged that the Adviser has a history of waiving fees and the Independent Trustees agreed that, based on the Adviser’s past practice, it would be reasonable to expect the Adviser to offer additional waivers if and when such waivers were appropriate.

In conclusion, the Trustees indicated that they were highly satisfied with the quality of services provided in the past. They did not identify any single factor as controlling in their considerations, and determined based on their review that the renewal of the applicable Management Agreement was in the best interest of each Fund and its shareholders.

28

ADDITIONAL INFORMATION

Proxy Disclosure

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent 12-month period ended June 30 are available without charge: (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; (2) from the Fund’s documents filed with the Securities and Exchange Commission (‘‘SEC’’) on the SEC’s website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available, without charge, (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; (2) from the Fund’s documents filed with the Securities and Exchange Commission (‘‘SEC’’) on the SEC’s website at www.sec.gov.

Code of Ethics

The Trust’s Code of Ethics is available on request without charge; please call for your copy at 513-661-3100 or 1-800-541-0170 or write us at:

Johnson Mutual Funds
3777 West Fork Road
Cincinnati OH 45247

29

Trustees and Officers

Ronald H. McSwain	Independent Trustee, Chairman
Timothy E. Johnson	Trustee, President
James J. Berrens	Independent Trustee
John R. Green	Independent Trustee
Kenneth S. Shull	Independent Trustee

Dale H. Coates	Vice President
Scott J. Bischoff	Chief Compliance Officer
Marc E. Figgins	CFO, Treasurer
Jennifer J. Kelhoffer	Secretary

Transfer Agent and Fund Accountant
Johnson Financial, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
(513) 661-3100
(800) 541-0170

Custodian
National City Bank
Three East Fourth Street
Cincinnati, Ohio 45202

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, Ohio 44145-1524

Legal Counsel
Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, Ohio 45202

This report is authorized for distribution to prospective investors only when accompanied or preceded by the Funds’ prospectus, which illustrates each Fund’s objectives, policies, management fees, and other information that may be helpful in making an investment decision.

Investment Company Act #811-7254

Item 2. Code of Ethics.

Not applicable to semiannual report.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual report.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual report.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Schedule of Investments.

Not applicable - schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Funds.

Not applicable.

Item 9. Purchases of Equity Securities by Closed End Funds and Affiliated Purchases.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.”

Item 11. Controls and Procedures.

(a) Based on an evaluation of the registrant’s disclosure controls and procedures as of August 24, 2007, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable

(a)(2) Certifications required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a))

(a)(3) Not applicable

(b) Certifications required by Rule 30a-2(b)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Johnson Mutual Funds Trust

By:      /s/ Timothy E. Johnson
Timothy E. Johnson, President
Date  September 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:     /s/ Timothy E. Johnson
Timothy E. Johnson, President
Date  September 7, 2007

By:     /s/ Marc E. Figgins
Marc E. Figgins, Treasurer
Date September 7, 2007

* Print the name and title of each signing officer under his or her signature.